UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  August 31

Date of reporting period:  August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
August 31, 2022
Columbia Emerging Markets Bond Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Emerging Markets Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Emerging Markets Bond Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.
Portfolio management
Adrian Hilton
Lead Portfolio Manager
Managed Fund since 2020
Christopher Cooke
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended August 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/16/06	-19.53	-2.05	0.97
	Including sales charges		-23.36	-2.99	0.48
Advisor Class*		03/19/13	-19.38	-1.82	1.21
Class C	Excluding sales charges	02/16/06	-20.19	-2.78	0.21
	Including sales charges		-20.97	-2.78	0.21
Institutional Class		09/27/10	-19.31	-1.80	1.23
Institutional 2 Class*		11/08/12	-19.29	-1.69	1.37
Institutional 3 Class*		11/08/12	-19.16	-1.62	1.43
Class R		11/16/11	-19.75	-2.30	0.71
JPMorgan Emerging Markets Bond Index-Global			-18.82	-1.08	1.74
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The JPMorgan Emerging Markets Bond Index-Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Emerging Markets Bond Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2012 — August 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
4	Columbia Emerging Markets Bond Fund | Annual Report 2022

Fund at a Glance   (continued)
(Unaudited)
Quality breakdown (%) (at August 31, 2022)
AA rating	8.6
A rating	7.8
BBB rating	28.0
BB rating	27.3
B rating	17.6
CCC rating	4.5
C rating	0.3
Not rated	5.9
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.
Country breakdown (%) (at August 31, 2022)
Angola	1.3
Argentina	1.5
Azerbaijan	0.6
Bahrain	1.7
Belarus	0.1
Brazil	2.5
Canada	0.4
Chile	0.4
China	0.4
Colombia	5.6
Croatia	0.7
Dominican Republic	3.4
Ecuador	1.3
Egypt	2.6
Ghana	0.4
Guatemala	1.3
Hong Kong	2.6
India	2.2
Indonesia	6.0
Ireland	0.3
Isle of Man	0.2
Ivory Coast	1.6
Jersey	1.2
Kazakhstan	2.1
Malaysia	0.6
Mexico	11.0
Netherlands	0.2
Oman	1.2
Pakistan	0.5
Panama	2.0
Paraguay	1.4
Peru	0.3
Philippines	1.5
Qatar	5.8
Romania	2.1
Russian Federation	0.9
Saudi Arabia	4.5
South Africa	2.7
Turkey	3.8
Ukraine	0.7
United Arab Emirates	3.3
United Kingdom	0.6
United States	12.9(a)
Venezuela	0.4
Virgin Islands	3.2
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Emerging Markets Bond Fund | Annual Report 2022	5

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended August 31, 2022, Class A shares of Columbia Emerging Markets Bond Fund returned -19.53% excluding sales charges. The Fund modestly underperformed its benchmark, the JPMorgan Emerging Markets Bond Index-Global, which returned -18.82% for the same period.
Market overview
The period proved challenging for emerging market bonds. Following several months of positive performance, yields on core government bonds rose sharply as the annual period began in September 2021. U.S. Federal Reserve (Fed) Chair Powell gave a clear steer that monetary stimulus would soon be reduced and updated forecasts showed a larger number of Fed officials expected rate increases in 2022. While the ongoing hunt for yield drove demand for emerging market bonds, risk sentiment faltered in the face of growing risks on several fronts, including concerns about supply-chain bottlenecks, China’s regulatory crackdown on a variety of industries and a debt crisis at Chinese property developer Evergrande, which, in turn, sparked fears of contagion to global property markets and beyond. At the same time, worries that the spread of COVID-19 Delta variant could derail the global economic recovery became more prevalent as economic data releases grew increasingly mixed. The U.S. dollar strengthened in September 2021, posing an additional headwind for emerging market bonds.
At the start of the fourth quarter of 2021, emerging market bonds were supported by rising commodity prices and improving COVID-19 vaccine rollouts in many emerging market countries. However, as inflationary pressures showed little sign of abating, concerns grew around how aggressively central banks might act in response, while fears of stagflation arose as labor shortages and supply-chain problems began to weigh on global economic growth forecasts. (Stagflation is the simultaneous appearance in the economy of slow growth, high unemployment and rising prices.)  Added to this were signs of a slowdown in Chinese economic activity and a resurfacing of U.S.-China tensions. As the quarter progressed, risk sentiment was undermined by rising COVID-19 case numbers in Europe, increasingly hawkish commentary (suggesting higher interest rates) from Fed officials and the outbreak of the Omicron variant of COVID-19, which triggered a flight to safety and a sharp fall in oil prices. However, ongoing strength in economic data and indications that the new COVID-19 virus strain was less severe than feared helped emerging market bonds recover toward the end of the quarter.
During the first quarter of 2022, risk appetite was weak as inflation marched higher, prompting concerns the Fed might tighten its monetary policy more aggressively than previously suggested. These worries were soon overshadowed by rising geopolitical tensions as Russia amassed troops on its border with Ukraine and subsequently launched a military invasion in late February. Financial markets endured heightened volatility and emerging market bonds weakened further amid the ensuing flight to safety with investors contemplating the impact of sanctions and supply disruptions on global commodity prices. Indeed, oil prices surged, supporting the markets of emerging markets oil producers. But uncertainty around the inflationary impacts of the Russia/Ukraine war, central bank policy and economic growth dominated sentiment, and emerging market bonds trended lower, with asset prices in Russia, Belarus and Ukraine suffering the greatest falls. Following the onset of the war, many Western economies imposed highly restrictive and coordinated sanctions, isolating Russia from the global economy and financial markets. These included prohibiting European credit rating agencies from rating Russia’s sovereign debt and banning investments in its energy sector and military-industrial complex. J.P. Morgan also made the decision to remove Russian and Belarussian debt from all its fixed-income indices, including the Fund’s benchmark, effective March 31, 2022.
Through the remaining months of the annual period, sentiment was dominated by concerns about accelerating global inflation and related expectations of tighter monetary policy, along with ongoing uncertainty about the course of the war in Ukraine. The economic impact of COVID-19-related lockdowns in China and a strengthening U.S. dollar were further headwinds to the emerging market bond sector. The month of July 2022 proved a brief respite for emerging market bonds, recording a positive return as core government debt rallied and yield spreads, or the differential in yields to U.S. Treasuries, narrowed. Optimism that the Fed may be poised to reduce the magnitude of its interest rate hikes was helpful as was weakness in the U.S. dollar in the second half of the month and higher prices for some commodities. Weakness in various economic data points fostered worries of an economic growth slowdown, further supporting bond markets. During the month of August 2022, the Fund’s benchmark was only modestly down amid ongoing uncertainty about the outlook for global economic growth, inflation and the pace of monetary tightening. Also, the U.S. dollar again strengthened, a further headwind for emerging markets debt.
6	Columbia Emerging Markets Bond Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Throughout the annual period, a trend towards tighter monetary policy was widespread within the emerging markets. Among those hiking their respective interest rates at various points were the central banks of Argentina, Brazil, Chile, Colombia, Czech Republic, India, Kazakhstan, Malaysia, Mexico, Nigeria, Peru, Poland, Romania, Serbia, South Africa, Sri Lanka, Thailand and Ukraine. Turkey was a notable outlier — despite escalating inflation, the country slashed its rates significantly. Russia lowered its rates from April through July 2022, unwinding the severe tightening of policy it had imposed in February 2022 following its invasion of Ukraine and the imposition of Western sanctions.
The Fund’s notable detractors during the period
•	Country positioning overall detracted most from relative results, attributable primarily to an overweight to Ukraine, as Ukrainian bonds sold off following the invasion by Russia.
•	Overweights to Egypt and Ghana also detracted.
○	In Egypt, inflation more than doubled during the first eight months of 2022, with higher food prices exacerbated by the war in Ukraine given that Egypt is the biggest importer of wheat from Ukraine. Concerns about Egypt’s high gross external financing needs weighed on investor sentiment, although by the end of the annual period, Egypt had secured external funding from the International Monetary Fund (IMF) and from Gulf Cooperation Council states.
○	Ghana’s credit rating was downgraded to CCC during the annual period as a result of deteriorating fundamentals. Its government initially refused to enter into talks with the IMF. It later changed its stance and by the end of the annual period, discussions were underway, seen widely by investors as a positive development.
•	Having an underweight position in Oman dampened the Fund’s results. Oman was upgraded one notch to BB following a significant improvement in the country’s fiscal metrics. The country was expected to post its first budget surplus since 2013.
•	Local currency rates as a whole detracted modestly from the Fund’s relative results.
The Fund’s notable contributors during the period
•	Overall, duration positioning contributed most positively to the Fund’s relative performance, as the Fund maintained a shorter duration than that of the benchmark during an annual period when U.S. Treasury and other government bond yields rose.
•	Having an allocation to cash and cash equivalents during an annual period when the benchmark experienced a double-digit decline amid volatile markets and risk-averse investor sentiment proved beneficial.
•	Security selection overall added value, primarily as a result of holding some exposure to Russian bonds when Russia was removed from the Fund’s benchmark at the end of March 2022.
○	J.P. Morgan marked Russian bonds to zero upon removing them from its indices, thereby decreasing the benchmark’s overall value. By default, the Russian bonds in the Fund’s portfolio contributed positively to relative results as they were still priced higher than zero.
•	The Fund’s overweight to Colombia boosted relative results, as spreads narrowed after leftist candidate Gustavo Petro’s victory in the final round of presidential elections there and the subsequent moderation of his radical campaign agenda.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. As a
Columbia Emerging Markets Bond Fund | Annual Report 2022	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
non-diversified fund, fewer investments could have a greater affect on performance. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Columbia Emerging Markets Bond Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	904.90	1,019.46	5.47	5.80	1.14
Advisor Class	1,000.00	1,000.00	905.20	1,020.77	4.23	4.48	0.88
Class C	1,000.00	1,000.00	901.60	1,015.73	9.01	9.55	1.88
Institutional Class	1,000.00	1,000.00	906.10	1,020.77	4.23	4.48	0.88
Institutional 2 Class	1,000.00	1,000.00	906.60	1,021.58	3.46	3.67	0.72
Institutional 3 Class	1,000.00	1,000.00	907.00	1,021.78	3.27	3.47	0.68
Class R	1,000.00	1,000.00	903.60	1,018.20	6.67	7.07	1.39
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Emerging Markets Bond Fund | Annual Report 2022	9

Portfolio of Investments
August 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 12.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brazil 0.5%
Hidrovias International Finance Sarl(a)
02/08/2031	4.950%	2,049,000	1,618,579
Colombia 0.8%
Millicom International Cellular SA(a)
01/15/2028	5.125%	1,215,000	1,118,888
03/25/2029	6.250%	1,260,000	1,197,821
03/25/2029	6.250%	180,000	171,117
Total			2,487,826
Guatemala 0.6%
Energuate Trust(a)
05/03/2027	5.875%	1,300,000	1,227,525
05/03/2027	5.875%	550,000	519,337
Total			1,746,862
Hong Kong 2.6%
Lenovo Group Ltd.(a)
04/24/2025	5.875%	3,500,000	3,511,796
07/27/2032	6.536%	2,736,000	2,703,972
Xiaomi Best Time International Ltd.(a)
07/14/2031	2.875%	2,100,000	1,552,424
Total			7,768,192
India 1.1%
Adani Electricity Mumbai Ltd.(a)
02/12/2030	3.949%	1,800,000	1,485,398
Adani Ports & Special Economic Zone Ltd.(a)
08/04/2027	4.200%	2,100,000	1,935,452
Total			3,420,850
Ireland 0.3%
Phosagro OAO Via Phosagro Bond Funding DAC(a)
09/16/2028	2.600%	1,532,000	809,508
Isle of Man 0.2%
AngloGold Ashanti Holdings PLC
10/01/2030	3.750%	565,000	482,570
Jersey 1.2%
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2036	2.625%	1,780,000	1,497,138
09/30/2040	2.940%	2,619,638	2,187,733
Total			3,684,871
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netherlands 0.1%
Mong Duong Finance Holdings BV(a)
05/07/2029	5.125%	570,000	472,803
Philippines 0.8%
SMC Global Power Holdings Corp.(a),(b)
12/31/2049	5.700%	2,600,000	2,308,162
Turkey 0.5%
Turk Telekomunikasyon AS(a)
02/28/2025	6.875%	1,650,000	1,474,522
United Kingdom 0.6%
Tullow Oil PLC(a)
03/01/2025	7.000%	2,200,000	1,754,640
Virgin Islands 3.2%
Gold Fields Orogen Holdings BVI Ltd.(a)
05/15/2029	6.125%	2,231,000	2,291,054
JGSH Philippines Ltd.(a)
07/09/2030	4.125%	6,100,000	5,798,031
Studio City Finance Ltd.(a)
01/15/2029	5.000%	2,900,000	1,554,254
Total			9,643,339
Total Corporate Bonds & Notes (Cost $41,031,821)			37,672,724

Foreign Government Obligations(c),(d) 73.5%

Angola 1.3%
Angolan Government International Bond(a)
11/26/2029	8.000%	3,400,000	2,826,472
05/08/2048	9.375%	1,300,000	994,165
Total			3,820,637
Argentina 1.4%
Argentine Republic Government International Bond(b)
07/09/2035	1.500%	18,700,000	4,220,818
07/09/2046	1.500%	610,000	139,399
Total			4,360,217
Azerbaijan 0.6%
Republic of Azerbaijan International Bond(a)
09/01/2032	3.500%	2,000,000	1,727,730
Bahrain 1.7%
Bahrain Government International Bond(a)
05/18/2034	5.625%	3,100,000	2,593,446
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Emerging Markets Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
CBB International Sukuk Programme Co. WLL(a)
05/18/2029	3.875%		2,707,000	2,395,596
Total				4,989,042
Belarus 0.1%
Republic of Belarus International Bond(a),(e)
02/28/2030	0.000%		1,250,000	220,844
Brazil 2.0%
Brazilian Government International Bond
05/30/2029	4.500%		1,200,000	1,114,925
06/12/2030	3.875%		4,097,000	3,578,798
01/27/2045	5.000%		1,600,000	1,239,973
Total				5,933,696
Canada 0.4%
MEGlobal Canada ULC(a)
05/18/2025	5.000%		1,300,000	1,309,832
Chile 0.4%
Chile Government International Bond
01/25/2050	3.500%		1,500,000	1,100,300
China 0.4%
China Government Bond
11/21/2029	3.130%	CNY	100,000	14,968
State Grid Overseas Investment 2016 Ltd.(a)
05/04/2027	3.500%		1,250,000	1,226,699
Total				1,241,667
Colombia 4.7%
Colombia Government International Bond
01/30/2030	3.000%		6,600,000	5,111,911
04/15/2031	3.125%		5,675,000	4,275,672
04/22/2032	3.250%		1,652,000	1,218,570
Ecopetrol SA
04/29/2030	6.875%		3,942,000	3,660,789
Total				14,266,942
Croatia 0.7%
Croatia Government International Bond(a)
01/26/2024	6.000%		767,000	787,041
Hrvatska Elektroprivreda(a)
10/23/2022	5.875%		1,290,000	1,286,094
Total				2,073,135
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Dominican Republic 3.3%
Dominican Republic International Bond(a)
02/22/2029	5.500%		1,492,000	1,363,713
01/30/2030	4.500%		2,489,000	2,092,588
09/23/2032	4.875%		1,500,000	1,212,449
04/30/2044	7.450%		4,000,000	3,654,756
06/05/2049	6.400%		1,300,000	1,025,356
01/30/2060	5.875%		1,050,000	744,903
Total				10,093,765
Ecuador 1.2%
Ecuador Government International Bond(a),(b)
07/31/2030	5.500%		3,600,000	1,916,367
07/31/2035	2.500%		3,000,000	1,162,954
07/31/2040	1.500%		1,899,850	655,215
Total				3,734,536
Egypt 2.5%
Egypt Government International Bond(a)
04/16/2030	5.625%	EUR	2,200,000	1,481,371
04/11/2031	6.375%	EUR	1,700,000	1,145,178
05/29/2032	7.625%		1,815,000	1,272,438
09/30/2033	7.300%		3,600,000	2,439,229
02/21/2048	7.903%		2,200,000	1,322,284
Total				7,660,500
Ghana 0.4%
Ghana Government International Bond(a)
03/26/2051	8.950%		3,400,000	1,216,176
Guatemala 0.7%
Guatemala Government Bond(a)
10/07/2033	3.700%		792,000	642,359
06/01/2050	6.125%		1,650,000	1,505,498
Total				2,147,857
India 1.1%
Export-Import Bank of India(a)
01/15/2030	3.250%		3,600,000	3,204,419
Indonesia 5.9%
Indonesia Government International Bond(a)
01/15/2045	5.125%		2,300,000	2,256,440
Indonesia Government International Bond
10/30/2049	3.700%		3,500,000	2,879,553
03/31/2052	4.300%		555,000	492,695
Indonesia Treasury Bond
04/15/2032	6.375%	IDR	50,550,000,000	3,230,680
Perusahaan Penerbit SBSN Indonesia III(a)
06/23/2025	2.300%		1,145,000	1,099,863

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
August 31, 2022
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara(a)
06/30/2050	4.000%		500,000	364,224
PT Indonesia Asahan Aluminium Persero(a)
05/15/2030	5.450%		4,485,000	4,379,995
PT Perusahaan Listrik Negara(a)
07/17/2049	4.875%		1,500,000	1,222,554
PT Saka Energi Indonesia(a)
05/05/2024	4.450%		2,000,000	1,830,551
Total				17,756,555
Ivory Coast 1.6%
Ivory Coast Government International Bond(a)
10/17/2031	5.875%	EUR	3,440,000	2,783,960
06/15/2033	6.125%		2,400,000	2,034,618
Total				4,818,578
Kazakhstan 2.1%
KazMunayGas National Co. JSC(a)
04/19/2027	4.750%		2,200,000	2,029,050
04/24/2030	5.375%		3,800,000	3,544,365
04/19/2047	5.750%		1,018,000	833,439
Total				6,406,854
Malaysia 0.6%
Petronas Capital Ltd.(a)
04/21/2030	3.500%		1,795,000	1,721,373
Mexico 10.9%
Comision Federal de Electricidad(a)
07/26/2033	3.875%		3,243,000	2,521,535
Mexican Bonos
05/31/2029	8.500%	MXN	61,500,000	2,968,246
Mexico Government International Bond
04/16/2030	3.250%		5,250,000	4,686,833
01/15/2047	4.350%		1,800,000	1,412,828
02/10/2048	4.600%		1,600,000	1,303,562
Petroleos Mexicanos
11/12/2026	7.470%	MXN	50,100,000	2,116,875
01/28/2031	5.950%		5,000,000	3,767,134
02/16/2032	6.700%		9,600,000	7,499,428
01/23/2045	6.375%		5,357,000	3,354,281
09/21/2047	6.750%		2,100,000	1,323,822
01/23/2050	7.690%		2,700,000	1,859,528
Total				32,814,072
Oman 1.2%
Oman Government International Bond(a)
01/25/2031	6.250%		1,339,000	1,349,594
01/17/2048	6.750%		2,400,000	2,135,865
Total				3,485,459
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pakistan 0.5%
Pakistan Government International Bond(a)
09/30/2025	8.250%	419,000	285,426
12/05/2027	6.875%	1,000,000	615,475
04/08/2031	7.375%	1,078,000	603,032
Total			1,503,933
Panama 1.9%
Panama Government International Bond
03/16/2025	3.750%	900,000	891,217
09/29/2032	2.252%	2,200,000	1,709,806
01/19/2033	3.298%	2,186,000	1,858,604
01/19/2063	4.500%	1,783,000	1,352,605
Total			5,812,232
Paraguay 1.4%
Paraguay Government International Bond(a)
08/11/2044	6.100%	3,700,000	3,456,450
03/30/2050	5.400%	925,000	774,705
Total			4,231,155
Peru 0.3%
Peruvian Government International Bond
01/15/2034	3.000%	1,089,000	887,993
Philippines 0.7%
Philippine Government International Bond
07/06/2046	3.200%	2,655,000	2,044,432
Qatar 5.7%
Ooredoo International Finance Ltd.(a)
04/08/2031	2.625%	1,063,000	951,156
Qatar Government International Bond(a)
04/23/2028	4.500%	700,000	728,477
03/14/2029	4.000%	4,700,000	4,786,018
04/16/2030	3.750%	3,100,000	3,109,080
04/23/2048	5.103%	2,350,000	2,520,267
03/14/2049	4.817%	2,550,000	2,631,018
Qatar Petroleum(a)
07/12/2031	2.250%	2,763,000	2,409,153
Total			17,135,169
Romania 2.1%
Romanian Government International Bond(a)
02/27/2027	3.000%	2,284,000	2,061,196
11/25/2027	5.250%	2,476,000	2,404,881
02/14/2051	4.000%	2,500,000	1,718,644
Total			6,184,721

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Emerging Markets Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Russian Federation 0.8%
Gazprom PJSC via Gaz Finance PLC(a)
02/25/2030	3.250%	1,383,000	678,479
Russian Foreign Bond - Eurobond(a),(e),(f),(g),(h)
05/27/2026	0.000%	2,000,000	736,850
03/21/2029	0.000%	2,000,000	700,147
03/28/2035	0.000%	1,200,000	449,861
Total			2,565,337
Saudi Arabia 4.5%
KSA Sukuk Ltd.(a)
10/29/2029	2.969%	1,400,000	1,338,246
SA Global Sukuk Ltd.(a)
06/17/2031	2.694%	3,200,000	2,906,026
Saudi Government International Bond(a)
01/21/2055	3.750%	4,000,000	3,311,925
01/21/2055	3.750%	3,950,000	3,270,525
02/02/2061	3.450%	3,500,000	2,673,479
Total			13,500,201
South Africa 2.7%
Eskom Holdings SOC Ltd.(a)
02/11/2025	7.125%	2,300,000	2,157,861
Republic of South Africa Government International Bond
09/30/2029	4.850%	1,400,000	1,238,462
09/30/2049	5.750%	4,200,000	2,986,922
04/20/2052	7.300%	2,142,000	1,774,544
Total			8,157,789
Turkey 3.3%
Turkey Government International Bond
04/14/2026	4.250%	1,350,000	1,122,762
03/25/2027	6.000%	2,000,000	1,693,498
02/17/2028	5.125%	4,900,000	3,847,992
04/26/2029	7.625%	2,400,000	2,081,750
05/30/2040	6.750%	1,573,000	1,140,821
Total			9,886,823
Ukraine 0.7%
Ukraine Government International Bond(a)
09/01/2028	7.750%	7,000,000	1,440,819
05/21/2031	6.876%	3,810,000	732,817
Total			2,173,636
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Arab Emirates 3.3%
Abu Dhabi Government International Bond(a)
09/30/2049	3.125%	2,500,000	1,977,428
04/16/2050	3.875%	385,000	348,333
Abu Dhabi Ports Co. PJSC(a)
05/06/2031	2.500%	1,800,000	1,564,711
DP World Crescent Ltd.(a)
09/26/2028	4.848%	1,450,000	1,472,134
DP World Ltd.(a)
09/25/2048	5.625%	500,000	491,392
DP World PLC(a)
07/02/2037	6.850%	3,600,000	3,985,117
Total			9,839,115
Venezuela 0.4%
Petroleos de Venezuela SA(a),(e)
05/16/2024	0.000%	22,627,059	691,866
Venezuela Government International Bond(a),(e)
10/13/2024	0.000%	7,500,000	590,829
Total			1,282,695
Total Foreign Government Obligations (Cost $296,814,228)			221,309,417

Money Market Funds 12.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(i),(j)	38,533,475	38,514,208
Total Money Market Funds (Cost $38,515,240)		38,514,208
Total Investments in Securities (Cost $376,361,289)		297,496,349
Other Assets & Liabilities, Net		3,509,557
Net Assets		$301,005,906

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
August 31, 2022
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
108,000,000 MXN	5,234,841 USD	Goldman Sachs International	09/15/2022	—	(112,297)
6,500,000 EUR	6,615,343 USD	UBS	09/15/2022	77,422	—
Total				77,422	(112,297)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2022, the total value of these securities amounted to $171,296,575, which represents 56.91% of total net assets.
(b)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2022.
(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(d)	Principal and interest may not be guaranteed by a governmental entity.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2022, the total value of these securities amounted to $3,390,397, which represents 1.13% of total net assets.
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2022, the total value of these securities amounted to $1,886,858, which represents 0.63% of total net assets.
(g)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At August 31, 2022, the total market value of these securities amounted to $1,886,858, which represents 0.63% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Russian Foreign Bond - Eurobond	08/05/2020-08/10/2020	1,200,000	1,488,666	449,861
Russian Foreign Bond - Eurobond	06/23/2020	2,000,000	2,229,636	700,147
Russian Foreign Bond - Eurobond	03/18/2020-03/19/2020	2,000,000	2,028,397	736,850
			5,746,699	1,886,858

(h)	Valuation based on significant unobservable inputs.
(i)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(j)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 2.366%
	30,285,129	115,237,782	(107,007,671)	(1,032)	38,514,208	(15,035)	216,668	38,533,475
Currency Legend
CNY	China Yuan Renminbi
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Emerging Markets Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	37,672,724	—	37,672,724
Foreign Government Obligations	—	219,422,559	1,886,858	221,309,417
Money Market Funds	38,514,208	—	—	38,514,208
Total Investments in Securities	38,514,208	257,095,283	1,886,858	297,496,349
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	77,422	—	77,422
Liability
Forward Foreign Currency Exchange Contracts	—	(112,297)	—	(112,297)
Total	38,514,208	257,060,408	1,886,858	297,461,474
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2022	15

Statement of Assets and Liabilities
August 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $337,846,049)	$258,982,141
Affiliated issuers (cost $38,515,240)	38,514,208
Foreign currency (cost $1,003)	939
Unrealized appreciation on forward foreign currency exchange contracts	77,422
Receivable for:
Capital shares sold	60,961
Dividends	69,953
Interest	3,768,939
Foreign tax reclaims	15,006
Prepaid expenses	9,251
Total assets	301,498,820
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	112,297
Payable for:
Capital shares purchased	241,061
Management services fees	4,983
Distribution and/or service fees	475
Transfer agent fees	24,219
Compensation of board members	75,253
Other expenses	34,626
Total liabilities	492,914
Net assets applicable to outstanding capital stock	$301,005,906
Represented by
Paid in capital	417,771,909
Total distributable earnings (loss)	(116,766,003)
Total - representing net assets applicable to outstanding capital stock	$301,005,906
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Emerging Markets Bond Fund | Annual Report 2022

Statement of Assets and Liabilities  (continued)
August 31, 2022
Class A
Net assets	$30,370,996
Shares outstanding	3,376,383
Net asset value per share	$9.00
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.45
Advisor Class
Net assets	$1,745,451
Shares outstanding	193,673
Net asset value per share	$9.01
Class C
Net assets	$1,814,724
Shares outstanding	203,213
Net asset value per share	$8.93
Institutional Class
Net assets	$41,412,642
Shares outstanding	4,598,672
Net asset value per share	$9.01
Institutional 2 Class
Net assets	$40,986,771
Shares outstanding	4,552,500
Net asset value per share	$9.00
Institutional 3 Class
Net assets	$169,056,921
Shares outstanding	18,769,983
Net asset value per share	$9.01
Class R
Net assets	$15,618,401
Shares outstanding	1,736,958
Net asset value per share	$8.99
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2022	17

Statement of Operations
Year Ended August 31, 2022
Net investment income
Income:
Dividends — affiliated issuers	$216,668
Interest	15,981,618
Interfund lending	458
Foreign taxes withheld	(11,586)
Total income	16,187,158
Expenses:
Management services fees	2,029,712
Distribution and/or service fees
Class A	92,731
Class C	29,862
Class R	93,224
Transfer agent fees
Class A	73,552
Advisor Class	4,902
Class C	5,856
Institutional Class	99,106
Institutional 2 Class	28,911
Institutional 3 Class	11,356
Class R	37,029
Compensation of board members	13,236
Custodian fees	35,532
Printing and postage fees	30,735
Registration fees	104,522
Audit fees	34,096
Legal fees	14,082
Compensation of chief compliance officer	57
Other	15,507
Total expenses	2,754,008
Fees waived by transfer agent
Institutional 2 Class	(3,246)
Total net expenses	2,750,762
Net investment income	13,436,396
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(10,681,385)
Investments — affiliated issuers	(15,035)
Foreign currency translations	(48,469)
Forward foreign currency exchange contracts	865,311
Futures contracts	633,325
Net realized loss	(9,246,253)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(77,947,539)
Investments — affiliated issuers	(1,032)
Foreign currency translations	(18,186)
Forward foreign currency exchange contracts	83,997
Futures contracts	53,937
Foreign capital gains tax	1
Net change in unrealized appreciation (depreciation)	(77,828,822)
Net realized and unrealized loss	(87,075,075)
Net decrease in net assets resulting from operations	$(73,638,679)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Emerging Markets Bond Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended August 31, 2022	Year Ended August 31, 2021
Operations
Net investment income	$13,436,396	$13,469,980
Net realized gain (loss)	(9,246,253)	2,427,151
Net change in unrealized appreciation (depreciation)	(77,828,822)	4,207,406
Net increase (decrease) in net assets resulting from operations	(73,638,679)	20,104,537
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,326,434)	(1,245,220)
Advisor Class	(94,669)	(125,875)
Class C	(84,422)	(132,955)
Institutional Class	(1,881,366)	(1,537,000)
Institutional 2 Class	(1,860,774)	(1,567,441)
Institutional 3 Class	(7,168,624)	(5,916,720)
Class R	(617,895)	(536,704)
Total distributions to shareholders	(13,034,184)	(11,061,915)
Increase (decrease) in net assets from capital stock activity	26,080,715	(8,705,719)
Total increase (decrease) in net assets	(60,592,148)	336,903
Net assets at beginning of year	361,598,054	361,261,151
Net assets at end of year	$301,005,906	$361,598,054
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2022	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	656,294	6,426,256	1,064,981	12,085,590
Distributions reinvested	124,289	1,274,044	104,551	1,192,972
Redemptions	(1,194,245)	(11,877,927)	(1,503,655)	(17,091,440)
Net decrease	(413,662)	(4,177,627)	(334,123)	(3,812,878)
Advisor Class
Subscriptions	28,096	302,300	69,227	795,126
Distributions reinvested	9,167	94,669	11,019	125,849
Redemptions	(117,546)	(1,204,654)	(230,024)	(2,635,741)
Net decrease	(80,283)	(807,685)	(149,778)	(1,714,766)
Class C
Subscriptions	7,772	75,381	27,859	318,139
Distributions reinvested	8,156	84,422	11,659	132,010
Redemptions	(192,022)	(1,954,058)	(451,149)	(5,133,379)
Net decrease	(176,094)	(1,794,255)	(411,631)	(4,683,230)
Institutional Class
Subscriptions	2,789,462	30,371,586	1,992,139	22,996,245
Distributions reinvested	183,527	1,868,569	133,374	1,522,825
Redemptions	(2,247,081)	(22,507,461)	(2,818,199)	(32,243,911)
Net increase (decrease)	725,908	9,732,694	(692,686)	(7,724,841)
Institutional 2 Class
Subscriptions	1,162,439	11,724,986	1,660,766	19,024,213
Distributions reinvested	181,616	1,859,313	137,153	1,566,633
Redemptions	(1,418,767)	(14,025,890)	(944,342)	(10,810,111)
Net increase (decrease)	(74,712)	(441,591)	853,577	9,780,735
Institutional 3 Class
Subscriptions	2,690,582	27,564,102	2,764,670	31,862,382
Distributions reinvested	704,745	7,168,606	518,127	5,916,674
Redemptions	(1,014,916)	(10,086,443)	(3,224,051)	(37,477,501)
Net increase	2,380,411	24,646,265	58,746	301,555
Class R
Subscriptions	111,185	1,194,470	217,275	2,484,325
Distributions reinvested	60,171	615,880	46,298	528,158
Redemptions	(283,526)	(2,887,436)	(338,740)	(3,864,777)
Net decrease	(112,170)	(1,077,086)	(75,167)	(852,294)
Total net increase (decrease)	2,249,398	26,080,715	(751,062)	(8,705,719)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Emerging Markets Bond Fund | Annual Report 2022

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Columbia Emerging Markets Bond Fund | Annual Report 2022	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 8/31/2022	$11.59	0.37	(2.59)	(2.22)	(0.37)	(0.37)
Year Ended 8/31/2021	$11.31	0.40	0.20	0.60	(0.32)	(0.32)
Year Ended 8/31/2020	$11.29	0.45	(0.08)	0.37	(0.35)	(0.35)
Year Ended 8/31/2019	$10.74	0.59	0.39	0.98	(0.43)	(0.43)
Year Ended 8/31/2018	$12.09	0.62	(1.31)	(0.69)	(0.66)	(0.66)
Advisor Class
Year Ended 8/31/2022	$11.61	0.40	(2.61)	(2.21)	(0.39)	(0.39)
Year Ended 8/31/2021	$11.33	0.43	0.20	0.63	(0.35)	(0.35)
Year Ended 8/31/2020	$11.31	0.51	(0.11)	0.40	(0.38)	(0.38)
Year Ended 8/31/2019	$10.75	0.61	0.41	1.02	(0.46)	(0.46)
Year Ended 8/31/2018	$12.11	0.65	(1.32)	(0.67)	(0.69)	(0.69)
Class C
Year Ended 8/31/2022	$11.51	0.30	(2.59)	(2.29)	(0.29)	(0.29)
Year Ended 8/31/2021	$11.23	0.31	0.21	0.52	(0.24)	(0.24)
Year Ended 8/31/2020	$11.22	0.37	(0.09)	0.28	(0.27)	(0.27)
Year Ended 8/31/2019	$10.67	0.51	0.39	0.90	(0.35)	(0.35)
Year Ended 8/31/2018	$12.01	0.53	(1.29)	(0.76)	(0.58)	(0.58)
Institutional Class
Year Ended 8/31/2022	$11.60	0.40	(2.60)	(2.20)	(0.39)	(0.39)
Year Ended 8/31/2021	$11.32	0.43	0.20	0.63	(0.35)	(0.35)
Year Ended 8/31/2020	$11.30	0.49	(0.09)	0.40	(0.38)	(0.38)
Year Ended 8/31/2019	$10.75	0.62	0.39	1.01	(0.46)	(0.46)
Year Ended 8/31/2018	$12.10	0.65	(1.31)	(0.66)	(0.69)	(0.69)
Institutional 2 Class
Year Ended 8/31/2022	$11.60	0.41	(2.61)	(2.20)	(0.40)	(0.40)
Year Ended 8/31/2021	$11.31	0.44	0.22	0.66	(0.37)	(0.37)
Year Ended 8/31/2020	$11.30	0.49	(0.09)	0.40	(0.39)	(0.39)
Year Ended 8/31/2019	$10.74	0.63	0.40	1.03	(0.47)	(0.47)
Year Ended 8/31/2018	$12.10	0.65	(1.30)	(0.65)	(0.71)	(0.71)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Emerging Markets Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2022	$9.00	(19.53%)	1.12%	1.12%	3.65%	28%	$30,371
Year Ended 8/31/2021	$11.59	5.42%	1.12%	1.12%(c)	3.49%	56%	$43,920
Year Ended 8/31/2020	$11.31	3.40%	1.11%(d)	1.11%(d)	4.13%	175%	$46,632
Year Ended 8/31/2019	$11.29	9.33%	1.11%(d)	1.11%(d)	5.40%	106%	$54,778
Year Ended 8/31/2018	$10.74	(5.97%)	1.13%	1.13%	5.33%	64%	$61,421
Advisor Class
Year Ended 8/31/2022	$9.01	(19.38%)	0.87%	0.87%	3.88%	28%	$1,745
Year Ended 8/31/2021	$11.61	5.67%	0.87%	0.87%(c)	3.75%	56%	$3,180
Year Ended 8/31/2020	$11.33	3.65%	0.85%(d)	0.85%(d)	4.51%	175%	$4,799
Year Ended 8/31/2019	$11.31	9.69%	0.86%(d)	0.86%(d)	5.51%	106%	$20,141
Year Ended 8/31/2018	$10.75	(5.80%)	0.88%	0.88%	5.60%	64%	$8,734
Class C
Year Ended 8/31/2022	$8.93	(20.19%)	1.87%	1.87%	2.86%	28%	$1,815
Year Ended 8/31/2021	$11.51	4.66%	1.87%	1.87%(c)	2.76%	56%	$4,365
Year Ended 8/31/2020	$11.23	2.55%	1.86%(d)	1.86%(d)	3.39%	175%	$8,881
Year Ended 8/31/2019	$11.22	8.57%	1.86%(d)	1.86%(d)	4.66%	106%	$13,374
Year Ended 8/31/2018	$10.67	(6.63%)	1.88%	1.88%	4.57%	64%	$16,550
Institutional Class
Year Ended 8/31/2022	$9.01	(19.31%)	0.87%	0.87%	3.91%	28%	$41,413
Year Ended 8/31/2021	$11.60	5.67%	0.87%	0.87%(c)	3.75%	56%	$44,921
Year Ended 8/31/2020	$11.32	3.66%	0.86%(d)	0.86%(d)	4.40%	175%	$51,668
Year Ended 8/31/2019	$11.30	9.60%	0.86%(d)	0.86%(d)	5.65%	106%	$71,443
Year Ended 8/31/2018	$10.75	(5.72%)	0.88%	0.88%	5.57%	64%	$81,762
Institutional 2 Class
Year Ended 8/31/2022	$9.00	(19.29%)	0.73%	0.73%	4.05%	28%	$40,987
Year Ended 8/31/2021	$11.60	5.90%	0.75%	0.75%	3.86%	56%	$53,660
Year Ended 8/31/2020	$11.31	3.69%	0.73%(d)	0.73%(d)	4.44%	175%	$42,699
Year Ended 8/31/2019	$11.30	9.83%	0.75%(d)	0.75%(d)	5.75%	106%	$35,131
Year Ended 8/31/2018	$10.74	(5.68%)	0.75%	0.74%	5.60%	64%	$36,419
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2022	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2022	$11.60	0.42	(2.60)	(2.18)	(0.41)	(0.41)
Year Ended 8/31/2021	$11.32	0.45	0.20	0.65	(0.37)	(0.37)
Year Ended 8/31/2020	$11.30	0.50	(0.09)	0.41	(0.39)	(0.39)
Year Ended 8/31/2019	$10.75	0.64	0.39	1.03	(0.48)	(0.48)
Year Ended 8/31/2018	$12.10	0.66	(1.30)	(0.64)	(0.71)	(0.71)
Class R
Year Ended 8/31/2022	$11.58	0.35	(2.60)	(2.25)	(0.34)	(0.34)
Year Ended 8/31/2021	$11.30	0.37	0.20	0.57	(0.29)	(0.29)
Year Ended 8/31/2020	$11.29	0.42	(0.09)	0.33	(0.32)	(0.32)
Year Ended 8/31/2019	$10.73	0.56	0.40	0.96	(0.40)	(0.40)
Year Ended 8/31/2018	$12.08	0.59	(1.31)	(0.72)	(0.63)	(0.63)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Emerging Markets Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2022	$9.01	(19.16%)	0.68%	0.68%	4.11%	28%	$169,057
Year Ended 8/31/2021	$11.60	5.86%	0.69%	0.69%	3.92%	56%	$190,133
Year Ended 8/31/2020	$11.32	3.83%	0.68%(d)	0.68%(d)	4.53%	175%	$184,834
Year Ended 8/31/2019	$11.30	9.79%	0.69%(d)	0.69%(d)	5.83%	106%	$182,472
Year Ended 8/31/2018	$10.75	(5.54%)	0.70%	0.69%	5.72%	64%	$202,999
Class R
Year Ended 8/31/2022	$8.99	(19.75%)	1.37%	1.37%	3.40%	28%	$15,618
Year Ended 8/31/2021	$11.58	5.15%	1.37%	1.37%(c)	3.25%	56%	$21,419
Year Ended 8/31/2020	$11.30	3.05%	1.36%(d)	1.36%(d)	3.87%	175%	$21,748
Year Ended 8/31/2019	$11.29	9.16%	1.36%(d)	1.36%(d)	5.15%	106%	$24,620
Year Ended 8/31/2018	$10.73	(6.20%)	1.38%	1.38%	5.07%	64%	$27,218
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2022	25

Notes to Financial Statements
August 31, 2022
Note 1. Organization
Columbia Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
26	Columbia Emerging Markets Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA
Columbia Emerging Markets Bond Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022
Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
28	Columbia Emerging Markets Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2022:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	77,422

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	112,297
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	865,311	—	865,311
Interest rate risk	—	633,325	633,325
Total	865,311	633,325	1,498,636

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	83,997	—	83,997
Interest rate risk	—	53,937	53,937
Total	83,997	53,937	137,934
Columbia Emerging Markets Bond Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
August 31, 2022
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	5,705,088

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	91,420	43,115

*	Based on the ending daily outstanding amounts for the year ended August 31, 2022.
**	Based on the ending quarterly outstanding amounts for the year ended August 31, 2022.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2022:
	Goldman Sachs International ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	77,422	77,422
Liabilities
Forward foreign currency exchange contracts	112,297	-	112,297
Total financial and derivative net assets	(112,297)	77,422	(34,875)
Total collateral received (pledged) (a)	-	-	-
Net amount (b)	(112,297)	77,422	(34,875)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
30	Columbia Emerging Markets Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2022 was 0.600% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to
Columbia Emerging Markets Bond Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
August 31, 2022
the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or other inter-company arrangements, and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective January 1, 2022 through December 31, 2022, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% of the average daily net assets attributable to that share class.
32	Columbia Emerging Markets Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
For the year ended August 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.20
Advisor Class	0.20
Class C	0.20
Institutional Class	0.20
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.20
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2022, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $315,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2022, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	2,454
Class C	—	1.00(b)	93

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Emerging Markets Bond Fund | Annual Report 2022	33

Notes to Financial Statements  (continued)
August 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2022 through December 31, 2022	Prior to January 1, 2022
Class A	1.16%	1.18%
Advisor Class	0.91	0.93
Class C	1.91	1.93
Institutional Class	0.91	0.93
Institutional 2 Class	0.77	0.79
Institutional 3 Class	0.73	0.76
Class R	1.41	1.43
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective January 1, 2022 through December 31, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class of the average daily net assets attributable to that share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(201,584)	201,585	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
34	Columbia Emerging Markets Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2022			Year Ended August 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
13,034,184	—	13,034,184	11,061,915	—	11,061,915
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
674,230	—	(36,991,051)	(80,357,049)
At August 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
377,818,523	60,477	(80,417,526)	(80,357,049)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(10,670,644)	(26,320,407)	(36,991,051)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $98,652,217 and $83,344,477, respectively, for the year ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Emerging Markets Bond Fund | Annual Report 2022	35

Notes to Financial Statements  (continued)
August 31, 2022
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,700,000	0.86	10
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended August 31, 2022.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may
36	Columbia Emerging Markets Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Latin America Region. The Fund is particularly susceptible to risks related to economic, political, regulatory, legal, social or other events or conditions affecting issuers in, or those that have investment exposure to, the Latin America region. These include risks of elevated and volatile interest, inflation and unemployment rates. Currency devaluations, exchange rate volatility and relatively high dependence upon commodities and international trade may also present additional risks for the Fund. Latin American economies may be susceptible to adverse government regulatory and economic intervention and controls, limitations in the ability to repatriate investment income, capital or the proceeds of the sale of securities, inadequate investor protections, less developed custody, settlement, regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Columbia Emerging Markets Bond Fund | Annual Report 2022	37

Notes to Financial Statements  (continued)
August 31, 2022
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At August 31, 2022, one unaffiliated shareholder of record owned 10.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 61.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
38	Columbia Emerging Markets Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Emerging Markets Bond Fund | Annual Report 2022	39

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Emerging Markets Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Emerging Markets Bond Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
40	Columbia Emerging Markets Bond Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$15,010	$0.0004	$15,832,437	$0.47
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Emerging Markets Bond Fund | Annual Report 2022	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
42	Columbia Emerging Markets Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Columbia Emerging Markets Bond Fund | Annual Report 2022	43

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
44	Columbia Emerging Markets Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Emerging Markets Bond Fund | Annual Report 2022	45

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
46	Columbia Emerging Markets Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Emerging Markets Bond Fund | Annual Report 2022	47

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Emerging Markets Bond Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
48	Columbia Emerging Markets Bond Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Emerging Markets Bond Fund | Annual Report 2022	49

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
50	Columbia Emerging Markets Bond Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Emerging Markets Bond Fund | Annual Report 2022	51

Columbia Emerging Markets Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN141_08_M01_(10/22)

Annual Report
August 31, 2022
Columbia Ultra Short Duration Municipal Bond Fund
(formerly Columbia Ultra Short Municipal Bond Fund)
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Ultra Short Duration Municipal Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Ultra Short Duration Municipal Bond Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment Objective
The Fund seeks to provide shareholders with current income exempt from U.S. federal income tax, consistent with preservation of capital.
Portfolio management
Douglas Rangel, CFA
Lead Portfolio Manager
Managed Fund since June 2022
Catherine Stienstra
Portfolio Manager
Managed Fund since January 21, 2022
Following his retirement on September 30, 2022, Mr. Myhran no longer serves as a Portfolio Manager of the Fund.
Average annual total returns (%) (for the period ended August 31, 2022)
	Inception	1 Year	5 Years	10 Years
Class A*	05/27/14	-0.74	0.69	0.63
Advisor Class	09/30/09	-0.56	0.91	0.87
Institutional Class*	01/26/22	-0.55	0.91	0.87
Institutional 3 Class*	01/26/22	0.05	1.04	0.93
Blended Benchmark		-0.68	0.71	0.57
Bloomberg 1 Year Municipal Bond Index		-1.59	0.85	0.81
iMoneyNet, Inc. Money Market Fund Tax-Free National Retail Index		0.23	0.57	0.32
The Fund is the successor to BMO Ultra Short Tax-Free Fund (the Predecessor Fund), a series of BMO Funds, Inc., pursuant to a reorganization of the Predecessor Fund with and into the Fund (the Reorganization). The Fund commenced operations on January 21, 2022. Performance information, including the share class inception date, shown for the Fund’s Class A and Advisor Class for all periods prior to January 21, 2022 includes historical information of the Predecessor Fund’s corresponding Advisor Class and Institutional Class shares, respectively.
The Fund’s share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates and any predecessor firms that were in place during the performance periods shown. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Predecessor Fund inception) include the returns of the Predecessor Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information. The Predecessor Fund was managed by BMO Asset Management Corp. (BMO AM) and had the same investment objective and a substantially identical investment strategy to the Fund.
The Blended Benchmark, established by the Investment Manager, is composed of 50% Bloomberg 1 Year Municipal Bond Index and 50% iMoneyNet, Inc. Money Market Fund Tax-Free National Retail Index.
The Bloomberg 1 Year Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum rating of Baa.
The iMoneyNet, Inc. Money Market Fund Tax-Free National Retail Index is an arithmetic average of performance for all money market mutual funds tracked within this category. The category includes retail funds that invest in obligations of tax-exempt entities, including state and municipal authorities.
Effective September 1, 2022, the Fund compares its performance to that of the Bloomberg 1 Year Municipal Bond Index (the New Index). Prior to this date, the Fund compared its performance to that of the Bloomberg 1 Year Municipal Bond Index, iMoneyNet, Inc. Money Market Fund Tax-Free National Retail Index, and Blended Benchmark (consisting of 50% Bloomberg 1 Year Municipal Bond Index and 50% iMoneyNet, Inc. Money Market Fund Tax-Free National Retail Index) (the Former Index). The Fund’s investment manager believes that the New Index provides a more appropriate basis for comparing the Fund’s performance in light of the changes made to the Fund’s name and principal investment strategies.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the iMoneyNet, Inc. Money Market Tax-Free National Retail Index, which reflects deduction of fees) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2012 — August 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Ultra Short Duration Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at August 31, 2022)
AAA rating	11.1
AA rating	21.8
A rating	30.5
BBB rating	14.9
BB rating	1.1
Not rated	20.6
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at August 31, 2022)
New York	24.8
California	7.4
Georgia	4.3
Massachusetts	4.2
Ohio	3.7
Nebraska	3.5
Alabama	3.4
Illinois	3.2
Utah	3.0
Kentucky	2.8
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended August 31, 2022, Class A shares of Columbia Ultra Short Duration Municipal Bond Fund returned -0.74%. The Fund slightly underperformed its Blended Benchmark, which returned -0.68% for the annual period.
Market overview
As the annual period began in September 2021, a Delta-variant-driven resurgence in COVID-19 cases weighed on investors’ minds, as expectations of slower economic growth had pushed U.S. Treasury yields lower. By the end of September, though, data were supportive of the view that the Delta variant should be a speed bump rather than a roadblock, and U.S. Treasury yields were near where they were at the start of the third calendar quarter. Interest rate volatility led most fixed-income sectors, including municipal bonds, to modestly negative returns for the month of September even as tax revenue performance in most locales continued to outpace expectations, improving credit fundamentals and leaving many municipal issuers in healthy fiscal positions.
The year 2021 ended with yet another new COVID-19 variant emerging, but despite higher transmissibility, Omicron appeared to be less severe than originally feared. With economic growth and employment seemingly on track, the U.S. Federal Reserve (Fed) began tapering its asset purchases while acknowledging conditions pushing inflation higher could persist. This served to elevate interest rate volatility for the fourth calendar quarter. Still, municipal bonds outperformed U.S. Treasuries. Congressional passage of an infrastructure spending plan provided support to the municipal bond sector via federal spending. Inflows remained positive. On the supply side, approximately $81 billon of tax-exempt issuance arrived in the market during the quarter, complemented by another $34 billion on the taxable side. A combination of tax revenue outperformance, driven by ongoing economic expansion and additional federal spending from the infrastructure bill, left many municipal issuers in healthy fiscal positions to start the new calendar year. However, entering 2022 with relatively full valuations and low absolute yields left little margin for error within the municipal bond market, and as messaging from the Fed grew increasingly hawkish, municipal bonds could no longer remain immune from rising interest rates. (Hawkish tends to suggest higher interest rates; opposite of dovish.)
The first quarter of 2022 closed with the Bloomberg Municipal Bond Index down 6.23%, in the worst drawdown since the COVID-19 sell-off and the worst first quarter return since 1980. As is often the case with municipal bonds, negative returns precipitated outflows, which, in turn, led to more negative returns. After 2021’s record inflows, Lipper reported 12 consecutive weeks of investor redemptions during the first calendar quarter of 2022. Long and intermediate national funds, as well as high-yield funds, experienced the heaviest pressure. A silver lining to the sell-off was that credit fundamentals were not a concern, as evidenced by the modest differential between below-investment grade and investment grade returns. A lack of high-yield supply helped to keep those returns relatively tight, and lower new issue supply avoided exacerbating the returns.
The municipal bond market continued to sell off as the second quarter began, and returns during April 2022 were the third worst for the month on record. Interest rate volatility drove persistent outflows. By mid-May 2022, a stabilization of outflows, coupled with a recognition of attractive valuations, sparked a sharp reversal, pushing the municipal bond sector’s returns into positive territory. However, the rally proved short-lived, as June 2022 brought with it fresh highs for U.S. Treasury yields. Though pressure on U.S. Treasuries was most pronounced at the short-term end, long maturity municipal bond yields rose more and pressed the municipal bond yield curve to its steepest level since March 2021. Markets then breathed a sigh of relief in July 2022, and the municipal bond market participated in the broad rally, as municipal bond yields ended the month significantly lower across the curve. The first-half 2022 theme of lower quality underperformance reversed in July, as lower quality segments performed quite well. Sector performance was strong across all segments. Again, this rally was brief, and the challenges facing fixed-income investors throughout the annual period re-surfaced in August 2022, driving the municipal bond sector back into negative territory. Persistent inflationary pressures and restrictive monetary policy the Fed enacted to combat those pressures returned to the forefront for fixed-income investors.
For the annual period as a whole, municipal bond yields followed the upward march of U.S. Treasury yields, closing August 2022 significantly higher across the yield curve, or spectrum of maturities. Higher yields, followed by negative total returns, caused investors to flee the municipal bond sector at a record pace. According to Lipper, a record $83.7 billion had been withdrawn from municipal bond funds in the first eight months of 2022, eclipsing the previous full-year record by more than $20 billion. With a lack of investor demand, the municipal bond market struggled to find solid footing, leaving lower quality and longer segments of the market with the weakest performance. Despite the negative returns, a notable bright spot was
Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
municipal credit. Fundamental credit health across much of the municipal market remained strong. Upgrades outpaced downgrades during the annual period, and most issuers benefited from better-than-expected revenue and tax collection, bolstered by post-COVID-19 Federal aid.
Another bright spot for Fund investors was that the short-term municipal bond market significantly outperformed the broader municipal bond market. The short-term municipal bond market also outperformed U.S. Treasuries and the broad U.S. fixed-income market for the annual period. While absolute returns were disappointing, the Bloomberg 1-Year Municipal Bond Index returned -1.59% as compared to a -8.63% return for the Bloomberg Municipal Bond Index, a -10.80% return for the Bloomberg Treasury Index and a -11.52% return for the Bloomberg U.S. Aggregate Bond Index for the annual period.
The Fund’s notable detractors during the period
•	Having an underweight to the pre-refunded sector, which outperformed the Blended Benchmark during the annual period, detracted from Fund performance.
•	Having overweight allocations to the transportation, continuing care retirement communities (CCRC) and prepaid gas sectors, which underperformed the Blended Benchmark during the period, hurt relative performance.
•	Security selection within the CCRC and toll roads sectors dampened relative results.
•	The Fund’s exposure to securities with maturities of longer than 1.5 years, which underperformed the Blended Benchmark during the period, detracted on a relative basis.
The Fund’s notable contributors during the period
•	Duration and yield curve positioning contributed most positively to relative outperformance.
○	The Fund maintained a duration position shorter than that of its Blended Benchmark, which proved beneficial as interest rates rose.
○	Yield curve positioning contributed to a lesser degree, as the Fund had a modest barbell position, with significant exposure to cash, floating rate securities and variable rate demand notes on the short-term end and significant exposure to bonds maturing in the one- to three-year portion of the curve at the longer term end. Exposure to bonds with maturities of less than 1.5 years added value, as shorter maturity municipal bonds outperformed those with longer maturities during the annual period.
•	From a sector perspective, overweights to water and sewer, electric and housing bonds and underweights to state general obligation, toll road and education bonds contributed positively.
•	Security selection within the industrial development revenue/pollution control revenue (IDR/PCR), hospitals, education, state general obligation and pre-refunded sectors boosted the Fund’s results.
•	Credit quality positioning overall added value.
○	The Fund maintained an average credit quality one notch below that of the Blended Benchmark at AA- vs. AA, with a clear bias away from AAA-rated issues toward lower investment grade segments of the market. Although higher quality market segments outperformed, this was more than offset within the Fund by the benefit of higher income offered by A-rated and BBB-rated securities.
○	The Fund also had an allocation to non-rated issues, which offered considerable yield compared to rated bonds of similar maturity.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or
6	Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
losses on sales. Income may be subject to state, local or alternative minimum taxes. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	997.40	1,023.09	2.11	2.14	0.42
Advisor Class	1,000.00	1,000.00	998.20	1,023.84	1.36	1.38	0.27
Institutional Class	1,000.00	1,000.00	998.20	1,023.84	1.36	1.38	0.27
Institutional 3 Class	1,000.00	1,000.00	1,004.20	1,024.05	1.16	1.17	0.23
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022

Portfolio of Investments
August 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Fixed Income Funds 6.8%
	Shares or Principal Amount ($)	Value ($)
Municipal 6.8%
Nuveen AMT-Free Quality Municipal Income Fund, Preferred Shares	15,000,000	15,000,000
Nuveen California AMT-Free Quality Municipal Income Fund, Preferred Shares	4,000,000	4,000,000
Total		19,000,000
Total Fixed Income Funds (Cost $19,000,000)		19,000,000

Floating Rate Notes 11.9%
Issue Description	Yield	Principal Amount ($)	Value ($)
Minnesota 1.9%
City of Minneapolis/St. Paul Housing & Redevelopment Authority(a),(b)
Revenue Bonds
Allina Health Systems
Series 2009B-1 (JPMorgan Chase Bank)
11/15/2035	0.990%	2,400,000	2,400,000
Series 2009B-2 (JPMorgan Chase Bank)
11/15/2035	1.030%	2,820,000	2,820,000
Total			5,220,000
New York 7.4%
City of New York(a),(b)
Unlimited General Obligation Bonds
Series 2015 (Barclays Bank PLC)
06/01/2044	1.080%	1,200,000	1,200,000
New York City Transitional Finance Authority(a),(b)
Revenue Bonds
Future Tax Secured
Subordinated Series 2015 (JPMorgan Chase Bank)
02/01/2045	1.050%	2,000,000	2,000,000
Subordinated Series 2016 (JPMorgan Chase Bank)
02/01/2045	1.050%	3,100,000	3,100,000
Subordinated Series 2018 (JPMorgan Chase Bank)
08/01/2042	1.050%	8,400,000	8,400,000
New York City Water & Sewer System(a),(b)
Revenue Bonds
2nd General Resolution
Series 2013 (JPMorgan Chase Bank)
06/15/2050	1.050%	4,180,000	4,180,000
Series 2013DD-2 (JPMorgan Chase Bank)
06/15/2043	1.050%	1,650,000	1,650,000
Total			20,530,000
Floating Rate Notes (continued)
Issue Description	Yield	Principal Amount ($)	Value ($)
Utah 2.6%
City of Murray(a),(b)
Revenue Bonds
IHC Health Services, Inc.
Series 2005A (JPMorgan Chase Bank)
05/15/2037	1.020%	5,750,000	5,750,000
Series 2005B (JPMorgan Chase Bank)
05/15/2037	1.020%	1,500,000	1,500,000
Total			7,250,000
Total Floating Rate Notes (Cost $33,000,000)			33,000,000

Municipal Bonds 63.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 1.7%
Birmingham Airport Authority
Refunding Revenue Bonds
Series 2020 (BAM)
07/01/2024	5.000%	325,000	338,436
Black Belt Energy Gas District(c)
Revenue Bonds
Series 2018B-1 (Mandatory Put 12/01/23)
0.7 x 1-month USD LIBOR + 0.900% 12/01/2048	2.490%	4,500,000	4,465,299
Total			4,803,735
California 2.8%
Bay Area Toll Authority
Prerefunded 04/01/23 Revenue Bonds
Subordinated Series 2013S-4 (AGM)
04/01/2048	5.125%	3,000,000	3,049,304
Bay Area Toll Authority(c)
Revenue Bonds
San Francisco Bay Area Toll Bridge
Series 2012 (Mandatory Put 04/01/24)
Muni Swap Index Yield + 1.100% 04/01/2045	2.770%	1,750,000	1,759,024
California Municipal Finance Authority(d)
Revenue Bonds
Waste Management, Inc. Project
Series 2017 (Mandatory Put 12/01/23)
12/01/2044	0.700%	3,000,000	2,916,128
Total			7,724,456
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Colorado 2.0%
Colorado School of Mines(c)
Refunding Revenue Bonds
Series 2018A
0.7 x 1-month USD LIBOR + 0.500% 02/01/2023	2.090%	1,120,000	1,120,323
E-470 Public Highway Authority(c)
Refunding Revenue Bonds
Series 2021B (Mandatory Put 09/01/24)
0.7 x SOFR + 0.350% 09/01/2039	1.884%	4,500,000	4,453,843
Total			5,574,166
Connecticut 1.6%
City of New Haven
Unlimited General Obligation Bonds
Series 2019A (AGM)
08/01/2023	5.000%	1,080,000	1,103,136
Unlimited General Obligation Refunding Bonds
Series 2019B (AGM)
02/01/2023	5.000%	580,000	585,805
Connecticut Housing Finance Authority
Refunding Revenue Bonds
Housing Mortgage Finance Program
Series 2020 (Mandatory Put 11/15/23)
05/15/2060	0.500%	1,720,000	1,663,658
Connecticut State Higher Education Supplement Loan Authority(d)
Refunding Revenue Bonds
Chesla Loan Program
Series 2017 Escrowed to Maturity
11/15/2023	5.000%	1,100,000	1,127,882
Total			4,480,481
District of Columbia 0.4%
Metropolitan Washington Airports Authority Aviation(d)
Refunding Revenue Bonds
Airport System
Series 2019A
10/01/2024	5.000%	1,000,000	1,041,103
Florida 1.1%
County of Broward Airport System(d)
Revenue Bonds
Series 2013A
10/01/2023	5.000%	1,870,000	1,913,365
Jacksonville Port Authority(d)
Prerefunded 11/01/22 Revenue Bonds
Series 2012
11/01/2038	5.000%	1,000,000	1,003,837
Total			2,917,202
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Georgia 4.2%
Burke County Development Authority
Revenue Bonds
Georgia Power Co. Plant Vogtle Project
Series 2019 (Mandatory Put 05/25/23)
10/01/2032	2.250%	4,000,000	3,965,927
Development Authority of Monroe County (The)
Refunding Revenue Bonds
Oglethorpe Power Corp. Scherer Project
Series 2013 (Mandatory Put 02/03/25)
01/01/2039	1.500%	2,000,000	1,906,125
Main Street Natural Gas, Inc.(c)
Revenue Bonds
Series 2018E (Mandatory Put 12/01/23)
Muni Swap Index Yield + 0.570% 08/01/2048	2.240%	5,000,000	4,977,250
Municipal Electric Authority of Georgia
Refunding Revenue Bonds
Subordinated Series 2019A
01/01/2023	5.000%	805,000	811,401
Total			11,660,703
Illinois 3.1%
Chicago Midway International Airport(d)
Refunding Revenue Bonds
Series 2016A
01/01/2024	5.000%	1,000,000	1,026,441
City of Chicago
Unlimited General Obligation Refunding Bonds
Series 2020A (AGM)
01/01/2023	5.000%	400,000	402,696
Illinois Finance Authority
Refunding Revenue Bonds
American Water Capital Corp. Project
Series 2020 (Mandatory Put 09/01/23)
05/01/2040	0.700%	2,800,000	2,733,971
Revenue Bonds
University Health Services
Series 2020
10/01/2023	5.000%	250,000	255,555
Northern Illinois University
Refunding Revenue Bonds
Series 2020B (BAM)
04/01/2024	5.000%	500,000	518,318
Sangamon County School District No. 186 Springfield
Unlimited General Obligation Bonds
Series 2020C (AGM)
06/01/2023	4.000%	1,000,000	1,010,933

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Illinois
Unlimited General Obligation Bonds
Series 2017A
12/01/2022	5.000%	1,000,000	1,005,226
Series 2020C
05/01/2023	5.375%	250,000	253,916
05/01/2024	5.500%	500,000	518,209
Unlimited General Obligation Refunding Bonds
Series 2012
08/01/2023	5.000%	1,000,000	1,017,319
Total			8,742,584
Indiana 1.9%
City of Rockport(b)
Refunding Revenue Bonds
AEP Generating Co. Project
Series 2019 (Mandatory Put 09/01/22)
07/01/2025	1.350%	1,000,000	1,000,000
07/01/2025	1.350%	1,000,000	1,000,000
City of Whiting(d)
Revenue Bonds
BP Products North America, Inc. Project
Series 2015 (Mandatory Put 11/01/22)
11/01/2045	5.000%	1,345,000	1,349,590
Indiana Finance Authority(d)
Prerefunded 07/01/23 Revenue Bonds
Ohio River Bridges East End Crossing Project
Series 2013
07/01/2044	5.000%	2,000,000	2,038,948
Total			5,388,538
Iowa 1.3%
City of Waverly
Revenue Bonds
Waverly Health Center Project
BAN Series 2019
12/31/2022	2.500%	3,500,000	3,484,934
Kansas 0.4%
City of Andover
Unlimited General Obligation Notes
Series 2019A
10/01/2022	1.625%	1,075,000	1,075,038
Kentucky 2.7%
County of Owen
Refunding Revenue Bonds
Kentucky-American Water Co. Project
Series 2020 (Mandatory Put 09/01/23)
06/01/2040	0.700%	2,800,000	2,733,971
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Kentucky Public Energy Authority(c)
Revenue Bonds
Series 2019A-2 (Mandatory Put 06/01/25)
0.7 x 1-month USD LIBOR + 1.120% 12/01/2049	2.710%	5,000,000	4,894,140
Total			7,628,111
Louisiana 1.8%
Louisiana Public Facilities Authority(c)
Revenue Bonds
Children’s Medical Center Project
Series 2018 (Mandatory Put 09/01/23)
Muni Swap Index Yield + 0.650% 09/01/2057	2.320%	5,000,000	5,004,125
Massachusetts 0.7%
Commonwealth of Massachusetts
Limited General Obligation Refunding Bonds
Series 2020A (Mandatory Put 06/01/23)
06/01/2044	5.000%	2,000,000	2,037,912
Minnesota 0.3%
Minnesota Rural Water Finance Authority, Inc.
Revenue Notes
Public Projects Construction
Series 2022
12/01/2023	2.625%	800,000	792,606
Mississippi 1.5%
Mississippi Development Bank
Revenue Bonds
Sales Tax Infrastructure Project
Series 2020
09/01/2022	5.000%	250,000	250,023
State of Mississippi Gaming Tax
Revenue Bonds
Series 2015E
10/15/2022	5.000%	1,000,000	1,003,260
10/15/2024	5.000%	2,735,000	2,863,200
Total			4,116,483
Nebraska 3.4%
Central Plains Energy Project
Revenue Bonds
Project No. 4
Series 2018 (Mandatory Put 01/01/24)
03/01/2050	5.000%	3,020,000	3,089,731
Nebraska Public Power District
Revenue Bonds
Series 2020A (Mandatory Put 07/01/23)
01/01/2051	0.600%	6,600,000	6,478,394
Total			9,568,125

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
August 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Hampshire 0.1%
New Hampshire Business Finance Authority
Refunding Revenue Bonds
Springpoint Senior Living
Series 2021
01/01/2024	4.000%	220,000	220,556
New Jersey 1.9%
Borough of Fort Lee
Unlimited General Obligation Bonds
Series 2020
11/01/2022	1.000%	1,710,000	1,703,972
City of Newark
Unlimited General Obligation Refunding Bonds
School Bond Reserve Fund
Series 2020B
10/01/2022	5.000%	400,000	401,029
Series 2020A
10/01/2022	5.000%	700,000	701,802
New Jersey Economic Development Authority(d)
Refunding Revenue Bonds
American Water Co.
Series 2020B (Mandatory Put 06/01/23)
11/01/2034	1.200%	2,500,000	2,466,427
Total			5,273,230
New Mexico 0.5%
New Mexico Hospital Equipment Loan Council
Revenue Bonds
La Vida Llena Expansion Project
Series 2019
07/01/2023	2.250%	1,525,000	1,511,956
New York 12.3%
City of North Tonawanda
Limited General Obligation Notes
BAN Series 2022
05/18/2023	4.000%	3,000,000	3,020,181
City of Schenectady
Limited General Obligation Notes
BAN Series 2022
05/05/2023	3.500%	2,000,000	2,007,670
Dundee Central School District
Unlimited General Obligation Notes
BAN Series 2022
06/23/2023	3.500%	1,610,000	1,619,159
Long Island Power Authority(c)
Refunding Revenue Bonds
Series 2018C (Mandatory Put 10/01/23)
0.7 x 1-month USD LIBOR + 0.750% 05/01/2033	2.411%	4,000,000	4,000,036
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Transportation Authority(c)
Refunding Revenue Bonds
Subordinated Series 2017G-4 (Mandatory Put 11/01/22)
0.7 x 1-month USD LIBOR + 0.550% 11/01/2030	2.140%	2,935,000	2,930,164
Revenue Bonds
SIFMA Floating Rate Tender Notes
Subordinated Series 2017D-2 (Mandatory Put 11/15/22)
Muni Swap Index Yield + 0.450% 11/15/2044	2.120%	3,100,000	3,094,922
Metropolitan Transportation Authority
Revenue Bonds
BAN Series 2019D-1
09/01/2022	5.000%	6,000,000	6,000,525
Series 2020A-1
02/01/2023	5.000%	2,645,000	2,665,903
New York City Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood Bonds
Series 2019 (Mandatory Put 07/03/23)
05/01/2059	1.750%	1,600,000	1,580,711
New York Transportation Development Corp(d)
Refunding Revenue Bonds
Terminal 4 JFK International Airport Project
Series 2020
12/01/2024	5.000%	1,000,000	1,035,838
New York Transportation Development Corp.(d)
Refunding Revenue Bonds
Terminal 4 John F. Kennedy International Airport Project
Series 2020
12/01/2023	5.000%	1,000,000	1,021,396
Owego Apalachin Central School District
Unlimited General Obligation Notes
BAN Series 2022
06/28/2023	4.000%	2,000,000	2,012,448
Town of Oyster Bay
Limited General Obligation Refunding Bonds
Series 2020 (BAM)
11/01/2023	4.000%	1,000,000	1,019,065
Triborough Bridge & Tunnel Authority(c)
Refunding Revenue Bonds
MTA Bridges and Tunnels
Series 2021 (Mandatory Put 02/01/24)
0.7 x SOFR + 0.380% 01/01/2032	1.914%	490,000	487,140
Village of Endicott
Limited General Obligation Notes
BAN Series 2022
08/24/2023	3.750%	1,819,000	1,832,040
Total			34,327,198

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina 0.4%
North Carolina Medical Care Commission
Revenue Bonds
Friends Home, Inc.
Series 2020B2
09/01/2025	2.300%	1,250,000	1,195,304
North Dakota 2.3%
Cass County Joint Water Resource District
Unlimited General Obligation Bonds
Series 2021A
05/01/2024	0.480%	5,000,000	4,740,239
City of Horace
Unlimited General Obligation Refunding & Public Improvement Bonds
Series 2021B
10/01/2023	0.600%	1,600,000	1,546,706
Total			6,286,945
Ohio 3.6%
Ohio Turnpike & Infrastructure Commission
Prerefunded 02/15/23 Revenue Bonds
Junior Lien - Infrastructure Projects
Series 2013
02/15/2048	5.000%	3,000,000	3,032,743
Ohio Turnpike & Infrastructure Commission(e)
Refunding Revenue Bonds
Junior Lien - Infrastructure
Series 2022
02/15/2025	5.000%	1,000,000	1,052,374
Port of Greater Cincinnati Development Authority
Revenue Bonds
Convention Center Hotel Acquisition and Demolition Project
Series 2020A
05/01/2023	3.000%	6,000,000	5,963,290
Total			10,048,407
Oklahoma 1.6%
Oklahoma Development Finance Authority(d)
Revenue Bonds
Gilcrease Expressway West Project
Series 2020
07/06/2023	1.625%	4,400,000	4,311,787
Oregon 0.7%
Port of Portland Airport(d)
Refunding Revenue Bonds
Portland International Airport
Subordinated Series 2020
07/01/2023	5.000%	1,940,000	1,976,491
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania 1.3%
Bethlehem Area School District Authority(c)
Refunding Revenue Bonds
Series 2021 (Mandatory Put 11/01/25)
0.7 x SOFR + 0.350% 01/01/2032	1.884%	1,780,000	1,712,947
City of Philadelphia
Unlimited General Obligation Refunding Bonds
Series 2019A
08/01/2023	5.000%	1,000,000	1,021,423
Northampton County General Purpose Authority(c)
Revenue Bonds
St. Luke’s University Health Network
Series 2018 (Mandatory Put 08/15/24)
0.7 x 1-month USD LIBOR + 1.040% 08/15/2048	2.701%	1,000,000	1,002,721
Total			3,737,091
Puerto Rico 0.4%
Commonwealth of Puerto Rico(f)
Unlimited General Obligation Bonds
Restructured
Series 2021-A1
07/01/2023	5.250%	994,975	1,009,793
South Carolina 2.1%
Patriots Energy Group Financing Agency(c)
Revenue Bonds
Series 2018B (Mandatory Put 02/01/24)
0.7 x 1-month USD LIBOR + 0.860% 10/01/2048	2.450%	6,000,000	5,950,645
Texas 2.5%
Dallas/Fort Worth International Airport(d)
Refunding Revenue Bonds
Series 2013E
11/01/2023	5.000%	1,675,000	1,715,916
Irving Hospital Authority(c)
Revenue Bonds
Baylor Scott & White Medical Center
Series 2017 (Mandatory Put 10/15/23)
Muni Swap Index Yield + 1.100% 10/15/2044	2.770%	900,000	900,595
Matagorda County Navigation District No. 1(d)
Revenue Bonds
Central Power and Light Co. Project
Series 2020 (Mandatory Put 09/01/23)
05/01/2030	0.900%	3,000,000	2,933,089

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
August 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas Municipal Gas Acquisition & Supply Corp. III
Refunding Revenue Bonds
Series 2021
12/15/2023	5.000%	1,500,000	1,526,960
Total			7,076,560
Utah 0.4%
Utah Housing Corp.
Revenue Bonds
Moda Shoreline Apartments
Series 2022 (Mandatory Put 09/01/24)
09/01/2025	4.000%	1,000,000	1,018,143
Virginia 0.1%
Virginia Small Business Financing Authority
Refunding Revenue Bonds
Lifespire
Series 2021
12/01/2023	3.000%	295,000	292,495
Washington 1.6%
Seattle Housing Authority
Revenue Bonds
Jefferson Terrace Project
Series 2022
09/01/2025	4.000%	2,500,000	2,561,113
Vancouver Housing Authority
Revenue Bonds
Van Vista Plaza Project
Series 2019
12/01/2022	1.530%	1,795,000	1,790,287
Total			4,351,400
Wisconsin 0.4%
Public Finance Authority
Prerefunded 10/01/22 Revenue Bonds
Voyager Foundation, Inc. Project
Series 2012A
10/01/2042	6.200%	1,000,000	1,003,005
Total Municipal Bonds (Cost $177,611,480)			175,631,308

Municipal Short Term 16.3%
Issue Description	Yield	Principal Amount ($)	Value ($)
Alabama 1.6%
Chatom Industrial Development Board
Revenue Bonds
Series 2022 (Mandatory Put 02/01/23)
08/01/2037	2.370%	4,500,000	4,500,000
Municipal Short Term (continued)
Issue Description	Yield	Principal Amount ($)	Value ($)
California 4.5%
California Infrastructure & Economic Development Bank(d),(g)
Revenue Bonds
Brightline West Passenger Rail Project
Series 2022 (Mandatory Put 01/26/23)
01/01/2050	0.900%	5,000,000	4,942,992
California Municipal Finance Authority(d)
Refunding Revenue Bonds
Republic Services, Inc. Project
Series 2021 (Mandatory Put 10/03/22)
07/01/2041	1.880%	2,500,000	2,496,296
City of Los Angeles
Revenue Notes
TRAN Series 2022
06/29/2023	2.260%	5,000,000	5,070,186
Total			12,509,474
Florida 0.7%
Florida Development Finance Corp.(d)
Revenue Bonds
Brightline Florida Passenger Rail Expansion Project
Series 2021 (Mandatory Put 04/04/23)
12/01/2056	2.920%	2,000,000	1,989,716
Massachusetts 3.4%
Cape Cod Regional Transit Authority
Unlimited General Obligation Notes
RAN Series 2022
07/21/2023	3.150%	2,400,000	2,407,088
City of New Bedford
Limited General Obligation Notes
BAN Series 2022B
04/13/2023	2.340%	2,000,000	2,007,744
Montachusett Regional Transit Authority
Revenue Notes
Regional Transit Authority
Series 2022
07/28/2023	3.210%	3,000,000	3,020,578
Pioneer Valley Transit Authority
Revenue Notes
RAN Series 2022
07/14/2023	2.990%	2,000,000	2,016,973
Total			9,452,383
New Jersey 0.7%
Township of Pemberton
Unlimited General Obligation Notes
BAN Series 2022
05/31/2023	3.370%	2,000,000	2,008,728

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Municipal Short Term (continued)
Issue Description	Yield	Principal Amount ($)	Value ($)
New York 4.7%
Board of Cooperative Educational Services for the Sole Supervisory District
Revenue Notes
RAN Series 2022
06/29/2023	2.950%	2,000,000	2,016,730
City of Long Beach
Limited General Obligation Notes
BAN Series 2022A
02/17/2023	3.510%	2,500,000	2,482,363
Greater Southern Tier Board of Cooperative Educational Services District
Revenue Notes
RAN Series 2022
06/30/2023	3.180%	3,000,000	3,019,431
Pine Valley Central School District
Unlimited General Obligation Notes
BAN Series 2022
06/14/2023	2.600%	3,000,000	3,014,592
Town of Oyster Bay
Limited General Obligation Notes
Series 2022
03/09/2023	2.300%	2,500,000	2,508,641
Total			13,041,757
Municipal Short Term (continued)
Issue Description	Yield	Principal Amount ($)	Value ($)
Washington 0.7%
Washington Economic Development Finance Authority(d),(g)
Revenue Bonds
Mura Cascade ELP LLC Project
Series 2021 (Mandatory Put 12/08/22)
12/01/2041	0.370%	2,000,000	1,983,328
Total Municipal Short Term (Cost $45,673,165)			45,485,386

Money Market Funds 1.5%
	Shares	Value ($)
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 1.342%(h)	4,228,898	4,228,898
Total Money Market Funds (Cost $4,228,898)		4,228,898
Total Investments in Securities (Cost $279,513,543)		277,345,592
Other Assets & Liabilities, Net		1,182,096
Net Assets		$278,527,688

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of August 31, 2022.
(c)	Variable rate security. The interest rate shown was the current rate as of August 31, 2022.
(d)	Income from this security may be subject to alternative minimum tax.
(e)	Represents a security purchased on a when-issued basis.
(f)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At August 31, 2022, the total value of these securities amounted to $1,009,793, which represents 0.36% of total net assets.
(g)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2022, the total value of these securities amounted to $6,926,320, which represents 2.49% of total net assets.
(h)	The rate shown is the seven-day current annualized yield at August 31, 2022.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Note
LIBOR	London Interbank Offered Rate
RAN	Revenue Anticipation Note
SOFR	Secured Overnight Financing Rate
TRAN	Tax and Revenue Anticipation Note
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Fixed Income Funds	—	19,000,000	—	19,000,000
Floating Rate Notes	—	33,000,000	—	33,000,000
Municipal Bonds	—	175,631,308	—	175,631,308
Municipal Short Term	—	45,485,386	—	45,485,386
Money Market Funds	4,228,898	—	—	4,228,898
Total Investments in Securities	4,228,898	273,116,694	—	277,345,592
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022

Statement of Assets and Liabilities
August 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $279,513,543)	$277,345,592
Receivable for:
Capital shares sold	4,618,728
Dividends	35,527
Interest	1,449,190
Expense reimbursement due from Investment Manager	745
Prepaid expenses	3,897
Other assets	34,977
Total assets	283,488,656
Liabilities
Due to custodian	660
Payable for:
Investments purchased	3,019,830
Investments purchased on a delayed delivery basis	1,072,800
Capital shares purchased	422,762
Distributions to shareholders	385,423
Management services fees	1,576
Distribution and/or service fees	34
Transfer agent fees	11,275
Compensation of board members	4,476
Compensation of chief compliance officer	41
Other expenses	42,091
Total liabilities	4,960,968
Net assets applicable to outstanding capital stock	$278,527,688
Represented by
Paid in capital	281,966,482
Total distributable earnings (loss)	(3,438,794)
Total - representing net assets applicable to outstanding capital stock	$278,527,688
Class A
Net assets	$8,198,868
Shares outstanding	821,715
Net asset value per share	$9.98
Advisor Class
Net assets	$269,062,714
Shares outstanding	26,993,652
Net asset value per share	$9.97
Institutional Class
Net assets	$1,254,225
Shares outstanding	125,735
Net asset value per share	$9.98
Institutional 3 Class
Net assets	$11,881
Shares outstanding	1,192
Net asset value per share	$9.97
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022	17

Statement of Operations
Year Ended August 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$196,091
Interest	4,137,948
Total income	4,334,039
Expenses:
Management services fees	823,868
Distribution and/or service fees
Class A	19,510
Transfer agent fees
Class A	2,782
Advisor Class	102,827
Institutional Class(a)	219
Institutional 3 Class(a)	39
Administration fees	325,395
Compensation of board members	42,803
Printing and postage fees	5,594
Registration fees	102,276
Audit fees	35,119
Legal fees	11,572
Line of credit interest	1,443
Interest on interfund lending	13
Compensation of chief compliance officer	41
Other	99,630
Total expenses	1,573,131
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(320,977)
Total net expenses	1,252,154
Net investment income	3,081,885
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(796,845)
Net realized loss	(796,845)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(5,177,921)
Net change in unrealized appreciation (depreciation)	(5,177,921)
Net realized and unrealized loss	(5,974,766)
Net decrease in net assets resulting from operations	$(2,892,881)

(a)	Institutional Class and Institutional 3 Class shares are based on operations from January 26, 2022 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended August 31, 2022 (a)	Year Ended August 31, 2021
Operations
Net investment income	$3,081,885	$3,582,480
Net realized gain (loss)	(796,845)	376
Net change in unrealized appreciation (depreciation)	(5,177,921)	1,038,294
Net increase (decrease) in net assets resulting from operations	(2,892,881)	4,621,150
Distributions to shareholders
Net investment income and net realized gains
Class A	(51,202)	(49,692)
Advisor Class	(2,713,640)	(3,533,223)
Institutional Class	(6,418)	—
Institutional 3 Class	(13,910)	—
Total distributions to shareholders	(2,785,170)	(3,582,915)
Increase (decrease) in net assets from capital stock activity	(292,742,453)	39,306,753
Redemption fees	170	—
Total increase (decrease) in net assets	(298,420,334)	40,344,988
Net assets at beginning of year	576,948,022	536,603,034
Net assets at end of year	$278,527,688	$576,948,022

	Year Ended		Year Ended
	August 31, 2022 (a)		August 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	76,162	763,990	82,654	835,639
Distributions reinvested	5,066	50,745	4,799	48,497
Redemptions	(393,090)	(3,940,940)	(241,561)	(2,441,941)
Net decrease	(311,862)	(3,126,205)	(154,108)	(1,557,805)
Advisor Class
Subscriptions	35,773,136	359,829,889	46,479,838	469,398,019
Distributions reinvested	108,173	1,085,073	176,699	1,784,049
Redemptions	(64,864,397)	(651,879,114)	(42,600,545)	(430,317,510)
Net increase (decrease)	(28,983,088)	(290,964,152)	4,055,992	40,864,558
Institutional Class
Subscriptions	186,283	1,865,120	—	—
Distributions reinvested	635	6,351	—	—
Redemptions	(61,183)	(612,381)	—	—
Net increase	125,735	1,259,090	—	—
Institutional 3 Class
Subscriptions	1,044,160	10,504,262	—	—
Distributions reinvested	833	8,348	—	—
Redemptions	(1,043,801)	(10,423,796)	—	—
Net increase	1,192	88,814	—	—
Total net increase (decrease)	(29,168,023)	(292,742,453)	3,901,884	39,306,753

(a)	Institutional Class and Institutional 3 Class shares are based on operations from January 26, 2022 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2022 and thereafter, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2022	$10.11	0.06	(0.13)	(0.07)	(0.06)	—	(0.06)
Year Ended 8/31/2021(f)	$10.09	0.04	0.02	0.06	(0.04)	—	(0.04)
Year Ended 8/31/2020	$10.09	0.09	0.01	0.10	(0.10)	—	(0.10)
Year Ended 8/31/2019	$10.07	0.13	0.03	0.16	(0.14)	—	(0.14)
Year Ended 8/31/2018	$10.08	0.10	0.00	0.10	(0.10)	(0.01)	(0.11)
Advisor Class
Year Ended 8/31/2022(g)	$10.10	0.07	(0.13)	(0.06)	(0.07)	—	(0.07)
Year Ended 8/31/2021(f)	$10.08	0.06	0.03	0.09	(0.07)	—	(0.07)
Year Ended 8/31/2020	$10.09	0.13	(0.01)	0.12	(0.13)	—	(0.13)
Year Ended 8/31/2019	$10.06	0.17	0.03	0.20	(0.17)	—	(0.17)
Year Ended 8/31/2018	$10.08	0.13	(0.01)	0.12	(0.13)	(0.01)	(0.14)
Institutional Class
Year Ended 8/31/2022(h)	$10.07	0.07	(0.10)	(0.03)	(0.06)	—	(0.06)
Institutional 3 Class
Year Ended 8/31/2022(h)	$10.07	0.04	(0.01)	0.03	(0.13)	—	(0.13)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by BMO Asset Management Corp, and certain of its affiliates, if applicable, for the account periods prior to the closing of the Reorganization, which occurred on January 21, 2022.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Net investment income (loss) per share calculated using the average shares method.
(g)	Redemption fees consisted of per share amounts less than $0.01.
(h)	Institutional Class and Institutional 3 Class shares commenced operations on January 26, 2022. Per share data and total return reflect activity from that date.
(i)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b),(c)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2022	$9.98	(0.74%)	0.56%(d),(e)	0.48%(d),(e)	0.57%	104%	$8,199
Year Ended 8/31/2021(f)	$10.11	0.59%	0.64%	0.55%	0.40%	137%	$11,463
Year Ended 8/31/2020	$10.09	1.06%	0.63%	0.55%	1.05%	267%	$12,998
Year Ended 8/31/2019	$10.09	1.62%	0.62%	0.55%	1.41%	155%	$16,498
Year Ended 8/31/2018	$10.07	0.95%	0.62%	0.55%	0.99%	156%	$27,434
Advisor Class
Year Ended 8/31/2022(g)	$9.97	(0.56%)	0.38%(d),(e)	0.29%(d),(e)	0.72%	104%	$269,063
Year Ended 8/31/2021(f)	$10.10	0.85%	0.39%	0.30%	0.64%	137%	$565,485
Year Ended 8/31/2020	$10.08	1.21%	0.38%	0.30%	1.28%	267%	$523,605
Year Ended 8/31/2019	$10.09	1.98%	0.37%	0.30%	1.66%	155%	$541,859
Year Ended 8/31/2018	$10.06	1.10%	0.37%	0.30%	1.25%	156%	$572,669
Institutional Class
Year Ended 8/31/2022(h)	$9.98	(0.33%)	0.31%(d),(e),(i)	0.27%(d),(e),(i)	1.14%(i)	104%	$1,254
Institutional 3 Class
Year Ended 8/31/2022(h)	$9.97	0.27%	0.28%(d),(e),(i)	0.23%(d),(e),(i)	0.70%(i)	104%	$12
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022	21

Notes to Financial Statements
August 31, 2022
Note 1. Organization
Columbia Ultra Short Duration Municipal Bond Fund (formerly known as Columbia Ultra Short Municipal Bond Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective September 1, 2022, Columbia Ultra Short Municipal Bond Fund was renamed Columbia Ultra Short Duration Municipal Bond Fund.
The Fund was formed for the purposes of acquiring the assets of BMO Ultra Short Tax-Free Fund (the Predecessor Fund), a series of BMO Funds, Inc. (the Predecessor Company). The Fund commenced operations as of January 21, 2022 (the Closing Date), upon the Fund’s acquisition of the assets of the Predecessor Fund (the Reorganization). The Predecessor Fund is considered the accounting survivor of the Reorganization, and accordingly, certain financial history of the Predecessor Fund is included in these financial statements. See  Note 8 for more information about the Reorganization.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Advisor Class, Institutional Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. In connection with the Reorganization, the Fund issued and delivered to shareholders of the Predecessor Fund, in exchange for the net assets attributable to each class of its shares, shares of a corresponding class of shares as of the Closing Date. Specifically, shareholders of Advisor Class and Institutional Class of the Predecessor Fund received shares of Class A and Advisor Class shares, respectively, of the Fund, in proportion to their holdings of such class of shares of the Predecessor Fund. Accordingly, Class A and Advisor Class shares of the Fund commenced operations on the Closing Date. Institutional Class and Institutional 3 Class shares of the Fund commenced operations on January 26, 2022.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
22	Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Redemption Fees
The Predecessor Fund imposed a 2% redemption fee on shares held for 30 days or less. All redemption fees are recorded by the Fund as paid-in-capital and stated separately in the Statement of Changes.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
August 31, 2022
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management service fees
Effective upon the Closing Date, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.21% of the Fund’s average daily net assets. Prior to the Closing Date, BMO Asset Management Corp. (the Predecessor Fund Adviser) provided investment advisory services to the Predecessor Fund. The Predecessor Fund paid investment advisory fees at an annual fee that was equal to a percentage of the Predecessor Fund’s average daily net assets that declined from 0.200% to 0.100% as the Predecessor Fund’s net assets increased. The increase in the current management services fee is related to inclusion of the administrative portion of the management services fee, while the Predecessor Fund had been charged an administrative fee separately, equal to an annual rate of 0.15% of the Predecessor Fund’s daily net assets. The effective management services fee rate for the year ended August 31, 2022 was 0.19% of the Fund’s average daily net assets.
Compensation of board members
Effective upon the Closing Date, members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations. Prior to the Closing Date, each independent director of the Predecessor Fund was paid an
24	Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
aggregate retainer, which is included in "Compensation of board members" in the Statement of Operations. Neither the Predecessor Fund’s Adviser nor the Predecessor Fund maintained any deferred compensation, pension or retirement plans, and no pension or retirement benefits were assumed by the Fund in the Reorganization.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. Effective upon the Closing Date, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets, as disclosed in the Statement of Operations.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund, effective upon the Closing Date. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to that share class.
For the period from the Closing Date through August 31, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.04
Advisor Class	0.04
Institutional Class	0.04
Institutional 3 Class	0.00
Effective upon the Closing Date, an annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2022, no minimum account balance fees were charged by the Fund.
Distribution and service fees
Effective upon the Closing Date, the Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rate of up to 0.15% of the Fund’s average daily net assets attributable to Class A shares.
Prior to the Closing Date, the Predecessor Fund was subject to a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan authorized payments by the Predecessor Fund to finance activities intended to result in the sale of its Advisor Class shares. The Plan provided that the Predecessor Fund may have incurred distribution expenses of up to 0.25% of the average daily net assets of the Predecessor Fund’s Advisor Class shares.
Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
Effective upon the Closing Date, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through December 31, 2023
Class A	0.51%
Advisor Class	0.36
Institutional Class	0.36
Institutional 3 Class	0.25
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Prior to the Closing Date, the Predecessor Fund’s Adviser agreed to waive or reduce its investment advisory fee or reimburse expenses of the Predecessor Fund to the extent necessary to prevent class-specific total annual operating expenses (excluding taxes, dividend and interest expense, brokerage commissions, other investment related costs, acquired fund fees and expenses and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a fund’s business) from exceeding 0.55% and 0.30% for Advisor Class and Institutional Class shares, respectively. In connection with the Reorganization, Class A and Advisor Class shares of the Fund were issued to shareholders of Advisor Class and Institutional Class, respectively, of the Predecessor Fund, in proportion to their holdings of such class of shares of the Predecessor Fund.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August, 31, 2022, these differences were primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation, distributions and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(4,774)	4,774	—
26	Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2022				Year Ended August 31, 2021
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
7,181	2,777,989	—	2,785,170	723	3,582,192	—	3,582,915
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	658,690	—	(1,540,882)	(2,167,951)
At August 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
279,513,543	203,728	(2,371,679)	(2,167,951)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(506,046)	(1,034,836)	(1,540,882)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $436,458,113 and $760,470,547, respectively, for the year ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes, effective upon the Closing Date. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Prior to the Closing Date, the Predecessor Fund participated in an interfund lending program that allowed the Predecessor Fund to borrow cash from certain BMO Money Market Funds, each a series of the Predecessor Company, for temporary purposes.
The Fund’s activity in the Interfund Program during the year ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	800,000	0.61	1
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 7. Line of credit
Pursuant to a March 1, 2022, amendment and restatement, the Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the Closing Date, the Predecessor Fund participated in a $25 million unsecured, committed revolving line of credit agreement with State Street Bank and Trust Company. The line of credit was made available for extraordinary or emergency purposes, primarily for funding redemption payments. The Predecessor Fund was charged interest at a rate that was the higher of the Federal Funds Rate or Overnight Bank Funding Rate plus 1.25%. A commitment fee of 0.20% per annum was charged on the daily unused portion with no administrative fee.
For the year ended August 31, 2022, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
37,000,000	1.40	1
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at August 31, 2022.
Note 8. Fund reorganization
Effective after the close of business on January 21, 2022, Columbia Ultra Short Duration Municipal Bond Fund acquired all of the assets and assumed the identified liabilities of BMO Ultra Short Tax-Free Fund, a series of BMO Funds, Inc., in exchange for shares of the Fund and the Fund’s assumption of (i) liabilities and obligations of the Predecessor Fund reflected in the Statement of Assets and Liabilities prepared as of the close of regular trading on the New York Stock Exchange on the Closing Date in accordance with GAAP and (ii) any obligation of the Predecessor Fund to indemnify the members of the Board of Directors of the Predecessor Company under the Predecessor Company’s Articles of Incorporation and By-Laws. The Predecessor Fund is considered the accounting and performance survivor of the Reorganization. Accordingly, the Fund adopted the performance and financial history of the Predecessor Fund. The Board of Directors of the Predecessor Company
28	Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
approved agreements and plans of reorganization providing for the Reorganization at a meeting held in August 2021 and shareholders of the Predecessor Fund approved the Reorganization at a meeting held on November 23, 2021. The purpose of the Reorganization was to combine two funds with comparable investment objectives and strategies.
The Reorganization was accomplished by a tax-free exchange in which Predecessor Fund shareholders were issued shares of the Fund that were equal in aggregate net asset value to the shares of the Predecessor Fund that those shareholders held immediately prior to the effective time of the Reorganization.
The Predecessor Fund exchanged 44,392,802 shares valued at $446,998,975 (including $1,310,852 of unrealized appreciation/(depreciation)) in the Reorganization.
In connection with the Reorganization, Columbia Ultra Short Duration Municipal Bond Fund issued the following number of shares:
Shares
Class A	1,085,382
Advisor Class	43,307,420
For financial reporting purposes, net assets received from the Predecessor Fund, and shares issued by Columbia Ultra Short Duration Municipal Bond Fund were recorded at fair value. The Predecessor Fund’s cost of investments was carried forward.
Assuming the Reorganization had taken place on September 1, 2021 (the beginning of the fiscal year for the Fund and the Predecessor Fund), and because Columbia Ultra Short Duration Municipal Bond Fund was newly organized with no investment operations prior to the Reorganization, the pro forma results of operations for the year ended August 31, 2022 are approximately equal to the amounts reported in the Statement of Operations.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
August 31, 2022
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
30	Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
Because the Fund invests significantly in municipal securities issued by the state of New York and its political subdivisions, the Fund will be particularly affected by any such changes.
Shareholder concentration risk
At August 31, 2022, four unaffiliated shareholders of record owned 82.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Change in Independent Registered Public Accounting Firm
At a meeting held on November 23, 2021, the Board of Trustees of Columbia Funds Series Trust II, upon recommendation of the Audit Committee, approved the appointment of Cohen & Company, Ltd. (Cohen) as the independent registered public accounting firm for the Fund. Effective November 10, 2021 (the Dismissal Date), in connection with the reorganization of the Predecessor Fund with and into the Fund, wherein the Predecessor Fund is the accounting survivor, KPMG, LLP (KPMG) was dismissed as the independent registered public accounting firm for the Predecessor Fund.
KPMG’s reports on the financial statements of the Predecessor Fund as of and for the fiscal years ended August 31, 2021 and August 31, 2020 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years and through the Dismissal Date, there were no: (1) disagreements between the Predecessor Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Predecessor Fund’s financial statements for such periods, or (2) reportable events as defined under the Securities Exchange Act of 1934, as amended.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
August 31, 2022
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
32	Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of  Columbia Ultra Short Duration Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Ultra Short Duration Municipal Bond Fund, a series of Columbia Funds Series Trust II (the “Fund”) as of August 31, 2022, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
The Fund’s financial statements and financial highlights for the years ended August 31, 2021, and prior, were audited by other auditors whose report dated October 27, 2021 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.
We have served as the Fund’s auditor since 2021.
/s/COHEN & COMPANY, LTD.
Cleveland, Ohio
October 25, 2022
Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022	33

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Exempt- interest dividends
99.74%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
34	Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
36	Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
38	Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Ultra Short Duration Municipal Bond Fund, formerly known as Columbia Ultra Short Municipal Bond Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
40	Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Funds; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022.  In evaluating the quality of services provided under the Management Agreement, the Board also took
Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022	41

Approval of Management Agreement  (continued)
(Unaudited)
into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was  slightly below the peer universe’s median expense ratio shown in the reports.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment
42	Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board took into account, however, that the Management Agreement already provides for a relatively low flat fee regardless of the Fund’s asset level, and requires Columbia Threadneedle to provide investment advice, as well as administrative, accounting and other services to the Fund.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Ultra Short Duration Municipal Bond Fund | Annual Report 2022	43

Columbia Ultra Short Duration Municipal Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN320_08_M01_(10/22)

Annual Report
August 31, 2022
Columbia Integrated Large Cap Value Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Integrated Large Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Integrated Large Cap Value Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with capital appreciation.
Portfolio management
Ernesto Ramos, Ph.D.
Co-Portfolio Manager
Managed Fund since January 21, 2022 (Managed Predecessor Fund 2012 - December 2020 and June 2021 - January 21, 2022)
J.P. Gurnee, CFA
Co-Portfolio Manager
Managed Fund since January 21, 2022 (Managed Predecessor Fund December 2020 - January 21, 2022)
Jason Hans, CFA
Co-Portfolio Manager
Managed Fund since January 21, 2022 (Managed Predecessor Fund February 2012 - January 21, 2022)
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A*	Excluding sales charges	05/27/14	-6.97	7.40	10.05
	Including sales charges		-12.31	6.13	9.40
Advisor Class		01/31/08	-6.72	7.67	10.33
Class C*	Excluding sales charges	01/26/22	-7.62	6.60	9.24
	Including sales charges		-8.38	6.60	9.24
Institutional Class*		01/26/22	-6.75	7.66	10.33
Institutional 2 Class*		01/26/22	-6.65	7.68	10.34
Institutional 3 Class*		01/26/22	-6.62	7.69	10.34
Class R*		01/26/22	-7.13	7.14	9.79
Russell 1000 Value Index			-6.23	7.86	10.52
The Fund is the successor to BMO Large-Cap Value Fund (the Predecessor Fund) pursuant to a reorganization of the Predecessor Fund, BMO Dividend Income Fund, and BMO Low Volatility Equity Fund (each a series of BMO Funds, Inc.) with and into the Fund (the Reorganization). The Fund commenced operations on January 21, 2022. Performance information, including the share class inception date, shown for the Fund’s Class A and Advisor Class for all periods prior to January 21, 2022 includes historical information of the Predecessor Fund’s corresponding Advisor Class and Institutional Class shares, respectively.
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates and any predecessor firms that were in place during the performance periods shown. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Predecessor Fund inception) include the returns of the Predecessor Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information. The Predecessor Fund was managed by BMO Asset Management Corp. (BMO AM) and had the same investment objective and a substantially identical investment strategy to the Fund.
The Russell 1000® Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Integrated Large Cap Value Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2012 — August 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Integrated Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2022)
Common Stocks	98.9
Money Market Funds	1.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	9.8
Consumer Discretionary	4.9
Consumer Staples	7.3
Energy	6.7
Financials	17.7
Health Care	17.9
Industrials	10.8
Information Technology	10.7
Materials	3.2
Real Estate	6.1
Utilities	4.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Integrated Large Cap Value Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period ended August 31, 2022, Class A shares of Columbia Integrated Large Cap Value Fund returned -6.97% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned -6.23% for the same time period.
Market overview
U.S. equities fell in 2022 from record highs, ending three consecutive years of robust gains. Lingering COVID-19 Omicron-related worries were a headwind, as were fears around inflation, durability of growth and the end of more than a decade of easy monetary policy coming from the U.S. Federal Reserve (Fed) and other global central banks.  Volatility and risk-off sentiment spiked as investor concerns expanded to include ramifications of a prolonged Russia-Ukraine conflict. Commodity prices surged, particularly for oil and wheat, as the conflict in eastern Europe escalated into war and further complicated global supply chains. Oil prices, which already were elevated on supply-demand imbalances, reached a decade-high of more than $120 per barrel before retreating somewhat.
Despite mostly resilient corporate earnings reports, equities continued a choppy decline. The Fed raised interest rates four times during the period (March, May, June and July 2022), ending at a target rate of 2.25-2.50% by August 31, 2022. Investor sentiment was dominated by an increasing focus on persistent inflation, the ongoing war in Ukraine, slowing economic growth leading to a possible recession and continued supply-chain snarls. Given this tumultuous macroeconomic environment, the Fund’s focus on valuation, profitability and higher quality, benefited the Fund’s relative performance during the period.
The Fund’s notable detractors during the period
•	The most significant detractor in terms of sector allocation was the Fund’s underweight to the energy sector.
•	An underweight of the utilities sector and an overweight to the communication services sector also detracted from performance for the period.
•	While overall stock selection was positive for the year, security selection within the communication services, financials and utilities sectors detracted from Fund returns.
•	The Fund had overall success with security selection within the energy sector, but the Fund’s underweight of Exxon Mobil Corp. relative to the benchmark detracted from overall returns.
•	The Fund’s holding of Charter Communications, Inc. also detracted from returns as many of the communications services providers were under pressure as the Fed raised short-term interest rates.
The Fund’s notable contributors during the period
•	The Fund’s slight underweight of the financials and materials sectors contributed positively to overall returns for the year.
•	Additionally, security selection within the industrials, information technology, consumer discretionary and real estate sectors all provided a positive contribution to returns.
•	The Fund’s position in exploration and production company EOG Resources, Inc. led the positive contribution within the energy sector. We continue to like and hold this name fundamentally, as global energy markets remain supply-constrained and demand continues to be strong, as well.
•	Several of the Fund’s holdings within health care, such as Vertex Pharmaceuticals, Inc., also performed well on a relative basis as the defensive characteristics of many pharmaceutical companies saw good investor demand in what was a very volatile year.
•	Additionally, consumer staples companies such as Hershey Co. performed well as investors sought out businesses selling items of need rather than want as inflation caused many consumers to retrench as the year unfolded.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Generally, large-cap companies are more mature and have limited growth potential compared to smaller companies.  In addition, large companies may not be able to adapt as easily to changing market conditions, potentially resulting in lower overall performance compared to the broader securities markets during different market cycles. Value securities may
Columbia Integrated Large Cap Value Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Integrated Large Cap Value Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	932.20	1,007.19	1.26	1.31	0.77
Advisor Class	1,000.00	1,000.00	933.60	1,007.59	0.87	0.90	0.53
Class C	1,000.00	1,000.00	929.00	1,005.95	2.46	2.56	1.50
Institutional Class	1,000.00	1,000.00	933.30	1,007.61	0.85	0.89	0.52
Institutional 2 Class	1,000.00	1,000.00	933.70	1,007.73	0.74	0.77	0.45
Institutional 3 Class	1,000.00	1,000.00	934.00	1,007.81	0.66	0.68	0.40
Class R	1,000.00	1,000.00	931.30	1,006.76	1.67	1.74	1.02
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Integrated Large Cap Value Fund | Annual Report 2022	7

Portfolio of Investments
August 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.9%
Issuer	Shares	Value ($)
Communication Services 9.7%
Entertainment 1.7%
Electronic Arts, Inc.	44,317	5,622,498
Interactive Media & Services 5.2%
Alphabet, Inc., Class C(a)	71,171	7,768,315
Meta Platforms, Inc., Class A(a)	47,964	7,814,774
Pinterest, Inc., Class A(a)	79,067	1,821,704
Total		17,404,793
Media 2.8%
Charter Communications, Inc., Class A(a)	8,350	3,445,460
Comcast Corp., Class A	96,094	3,477,642
Fox Corp., Class A	69,156	2,363,752
Total		9,286,854
Total Communication Services		32,314,145
Consumer Discretionary 4.9%
Multiline Retail 1.1%
Target Corp.	22,076	3,539,666
Specialty Retail 3.2%
AutoZone, Inc.(a)	2,900	6,145,709
Lowe’s Companies, Inc.	22,442	4,356,890
Total		10,502,599
Textiles, Apparel & Luxury Goods 0.6%
Capri Holdings Ltd.(a)	45,695	2,155,890
Total Consumer Discretionary		16,198,155
Consumer Staples 7.2%
Beverages 1.7%
PepsiCo, Inc.	33,322	5,740,381
Food & Staples Retailing 2.3%
Walmart, Inc.	57,061	7,563,436
Food Products 0.9%
Hershey Co. (The)	13,617	3,059,331
Household Products 2.3%
Procter & Gamble Co. (The)	54,141	7,468,209
Total Consumer Staples		23,831,357
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 6.6%
Oil, Gas & Consumable Fuels 6.6%
APA Corp.	40,317	1,576,798
Diamondback Energy, Inc.	31,662	4,219,911
EOG Resources, Inc.	47,300	5,737,490
Exxon Mobil Corp.	110,074	10,521,974
Total		22,056,173
Total Energy		22,056,173
Financials 17.5%
Banks 9.9%
Bank of America Corp.	73,559	2,472,318
Citigroup, Inc.	66,596	3,250,551
KeyCorp	282,789	5,002,537
Regions Financial Corp.	270,108	5,853,240
U.S. Bancorp	104,157	4,750,601
Wells Fargo & Co.	201,763	8,819,061
Zions Bancorp	46,745	2,572,377
Total		32,720,685
Capital Markets 2.4%
Morgan Stanley	37,818	3,222,850
State Street Corp.	71,322	4,874,858
Total		8,097,708
Consumer Finance 2.2%
American Express Co.	30,646	4,658,192
Capital One Financial Corp.	24,318	2,573,331
Total		7,231,523
Insurance 3.0%
Chubb Ltd.	8,685	1,641,899
Everest Re Group Ltd.	18,898	5,084,507
Globe Life, Inc.	34,703	3,372,785
Total		10,099,191
Total Financials		58,149,107
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Integrated Large Cap Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 17.7%
Biotechnology 3.0%
Exelixis, Inc.(a)	129,541	2,298,057
Neurocrine Biosciences, Inc.(a)	27,947	2,924,095
Vertex Pharmaceuticals, Inc.(a)	17,482	4,925,728
Total		10,147,880
Health Care Equipment & Supplies 2.6%
Baxter International, Inc.	89,399	5,136,867
Hologic, Inc.(a)	53,240	3,596,894
Total		8,733,761
Health Care Providers & Services 5.7%
CVS Health Corp.	81,070	7,957,021
DaVita, Inc.(a)	47,546	4,055,198
Elevance Health, Inc.	14,172	6,874,979
Total		18,887,198
Life Sciences Tools & Services 1.1%
Avantor, Inc.(a)	74,949	1,866,980
IQVIA Holdings, Inc.(a)	7,787	1,655,983
Total		3,522,963
Pharmaceuticals 5.3%
Bristol-Myers Squibb Co.	26,152	1,762,906
Johnson & Johnson	49,737	8,024,568
Merck & Co., Inc.	90,506	7,725,592
Total		17,513,066
Total Health Care		58,804,868
Industrials 10.7%
Aerospace & Defense 1.1%
Northrop Grumman Corp.	7,966	3,807,668
Airlines 0.4%
Alaska Air Group, Inc.(a)	30,503	1,328,711
Building Products 1.0%
Owens Corning	39,902	3,261,190
Commercial Services & Supplies 2.6%
Clean Harbors, Inc.(a)	32,480	3,813,802
Waste Management, Inc.	29,036	4,907,955
Total		8,721,757
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 1.1%
MasTec, Inc.(a)	44,556	3,586,758
Electrical Equipment 0.7%
Sensata Technologies Holding	54,290	2,186,801
Machinery 1.7%
Flowserve Corp.	90,058	2,744,067
Oshkosh Corp.	34,321	2,737,443
Total		5,481,510
Professional Services 1.2%
Booz Allen Hamilton Holding Corp.	19,450	1,861,365
CACI International, Inc., Class A(a)	7,567	2,125,343
Total		3,986,708
Trading Companies & Distributors 0.9%
W.W. Grainger, Inc.	5,441	3,019,429
Total Industrials		35,380,532
Information Technology 10.5%
Communications Equipment 2.0%
F5, Inc.(a)	20,802	3,267,162
Motorola Solutions, Inc.	13,548	3,297,719
Total		6,564,881
Electronic Equipment, Instruments & Components 0.8%
Jabil, Inc.	46,029	2,775,549
IT Services 5.0%
Akamai Technologies, Inc.(a)	38,685	3,492,482
Fidelity National Information Services, Inc.	28,281	2,584,035
Fiserv, Inc.(a)	43,180	4,369,384
FleetCor Technologies, Inc.(a)	14,898	3,166,272
PayPal Holdings, Inc.(a)	33,806	3,158,832
Total		16,771,005
Semiconductors & Semiconductor Equipment 0.9%
Micron Technology, Inc.	54,928	3,105,080
Software 1.8%
Dropbox, Inc., Class A(a)	144,530	3,091,497
Salesforce, Inc.(a)	17,479	2,728,821
Total		5,820,318
Total Information Technology		35,036,833

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Integrated Large Cap Value Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 3.2%
Chemicals 1.8%
Axalta Coating Systems Ltd.(a)	136,144	3,505,708
Dow, Inc.	48,326	2,464,626
Total		5,970,334
Containers & Packaging 1.4%
Sealed Air Corp.	83,704	4,504,112
Total Materials		10,474,446
Real Estate 6.0%
Equity Real Estate Investment Trusts (REITS) 5.3%
Brixmor Property Group, Inc.	183,120	3,933,418
Camden Property Trust	36,505	4,691,257
Gaming and Leisure Properties, Inc.	53,555	2,585,100
Public Storage	19,553	6,468,719
Total		17,678,494
Real Estate Management & Development 0.7%
CBRE Group, Inc., Class A(a)	29,105	2,298,131
Total Real Estate		19,976,625
Utilities 4.9%
Electric Utilities 1.8%
PPL Corp.	202,026	5,874,916
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 1.8%
AES Corp. (The)	229,109	5,830,824
Multi-Utilities 1.3%
Dominion Energy, Inc.	54,293	4,441,168
Total Utilities		16,146,908
Total Common Stocks (Cost $287,639,599)		328,369,149

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(b),(c)	3,584,907	3,583,115
Total Money Market Funds (Cost $3,583,106)		3,583,115
Total Investments in Securities (Cost: $291,222,705)		331,952,264
Other Assets & Liabilities, Net		156,308
Net Assets		332,108,572

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
BMO Government Money Market Fund, Premier Class†
	5,778,270	39,478,847	(45,257,117)	—	—	—	158	—
Columbia Short-Term Cash Fund, 2.366%
	—	213,736,375	(210,153,269)	9	3,583,115	(3,827)	26,459	3,584,907
Total	5,778,720			9	3,583,115	(3,827)	26,617

†	Issuer was not an affiliate at the end of period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Integrated Large Cap Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	32,314,145	—	—	32,314,145
Consumer Discretionary	16,198,155	—	—	16,198,155
Consumer Staples	23,831,357	—	—	23,831,357
Energy	22,056,173	—	—	22,056,173
Financials	58,149,107	—	—	58,149,107
Health Care	58,804,868	—	—	58,804,868
Industrials	35,380,532	—	—	35,380,532
Information Technology	35,036,833	—	—	35,036,833
Materials	10,474,446	—	—	10,474,446
Real Estate	19,976,625	—	—	19,976,625
Utilities	16,146,908	—	—	16,146,908
Total Common Stocks	328,369,149	—	—	328,369,149
Money Market Funds	3,583,115	—	—	3,583,115
Total Investments in Securities	331,952,264	—	—	331,952,264
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Integrated Large Cap Value Fund | Annual Report 2022	11

Statement of Assets and Liabilities
August 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $287,639,599)	$328,369,149
Affiliated issuers (cost $3,583,106)	3,583,115
Receivable for:
Capital shares sold	59,784
Dividends	471,928
Expense reimbursement due from Investment Manager	4,550
Prepaid expenses	4,043
Other assets	54,597
Total assets	332,547,166
Liabilities
Payable for:
Capital shares purchased	306,429
Management services fees	6,870
Distribution and/or service fees	249
Transfer agent fees	61,856
Compensation of board members	4,767
Compensation of chief compliance officer	51
Audit fees	25,500
Other expenses	32,872
Total liabilities	438,594
Net assets applicable to outstanding capital stock	$332,108,572
Represented by
Paid in capital	249,693,062
Total distributable earnings (loss)	82,415,510
Total - representing net assets applicable to outstanding capital stock	$332,108,572
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Integrated Large Cap Value Fund | Annual Report 2022

Statement of Assets and Liabilities  (continued)
August 31, 2022
Class A
Net assets	$35,789,182
Shares outstanding	2,455,912
Net asset value per share	$14.57
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$15.46
Advisor Class
Net assets	$149,645,765
Shares outstanding	10,258,261
Net asset value per share	$14.59
Class C
Net assets	$56,168
Shares outstanding	3,836
Net asset value per share	$14.64
Institutional Class
Net assets	$145,571,018
Shares outstanding	9,927,548
Net asset value per share	$14.66
Institutional 2 Class
Net assets	$1,041,736
Shares outstanding	71,020
Net asset value per share	$14.67
Institutional 3 Class
Net assets	$2,352
Shares outstanding	160
Net asset value per share(a)	$14.67
Class R
Net assets	$2,351
Shares outstanding	161
Net asset value per share(a)	$14.65

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Integrated Large Cap Value Fund | Annual Report 2022	13

Statement of Operations
Year Ended August 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$7,315,835
Dividends — affiliated issuers	26,617
Income from securities lending — net	234
Total income	7,342,686
Expenses:
Management services fees	2,455,743
Distribution and/or service fees
Class A	79,788
Class C(a)	91
Class R(a)	7
Transfer agent fees
Class A	36,813
Advisor Class	276,287
Class C(a)	12
Institutional Class(a)	99,287
Institutional 2 Class(a)	227
Class R(a)	2
Class R6(b)	3,614
Administration fees	173,113
Compensation of board members	43,573
Custodian fees	11,435
Printing and postage fees	31,590
Registration fees	83,746
Audit fees	38,539
Legal fees	12,109
Interest on interfund lending	3,897
Compensation of chief compliance officer	51
Other	114,430
Total expenses	3,464,354
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,292,038)
Total net expenses	2,172,316
Net investment income	5,170,370
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	65,045,327
Investments — affiliated issuers	(3,827)
Net realized gain	65,041,500
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(97,681,431)
Investments — affiliated issuers	9
Net change in unrealized appreciation (depreciation)	(97,681,422)
Net realized and unrealized loss	(32,639,922)
Net decrease in net assets resulting from operations	$(27,469,552)

(a)	Class C, Institutional Class, Institutional 2 Class, and Class R shares are based on operations from January 26, 2022 (commencement of operations) through the stated period end.
(b)	Class R6 shares are based on operations from September 1, 2021 through the liquidation of Class R6 shares of the Predecessor Fund prior to the Reorganization described in the Notes to Financial Statements.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Integrated Large Cap Value Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended August 31, 2022 (a),(b)	Year Ended August 31, 2021
Operations
Net investment income	$5,170,370	$4,112,259
Net realized gain	65,041,500	41,859,589
Net change in unrealized appreciation (depreciation)	(97,681,422)	59,752,754
Net increase (decrease) in net assets resulting from operations	(27,469,552)	105,724,602
Distributions to shareholders
Net investment income and net realized gains
Class A	(3,482,605)	(175,364)
Advisor Class	(51,340,591)	(3,253,636)
Class C	(3)	—
Institutional Class	(696,387)	—
Institutional 2 Class	(4,409)	—
Institutional 3 Class	(17)	—
Class R	(9)	—
Class R6	(3,864,120)	(518,107)
Total distributions to shareholders	(59,388,141)	(3,947,107)
Increase (decrease) in net assets from capital stock activity	76,293,216	(19,935,412)
Redemption fees	30	—
Total increase (decrease) in net assets	(10,564,447)	81,842,083
Net assets at beginning of year	342,673,019	260,830,936
Net assets at end of year	$332,108,572	$342,673,019

(a)	Class R6 shares are based on operations from September 1, 2021 through the liquidation of Class R6 shares of the Predecessor Fund prior to the Reorganization described in the Notes to Financial Statements.
(b)	Class C, Institutional Class, Institutional 2 Class, Institutional 3 Class, and Class R shares are based on operations from January 26, 2022 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Integrated Large Cap Value Fund | Annual Report 2022	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2022 (a),(b)		August 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	62,515	998,413	26,227	433,971
Fund reorganization	1,901,735(c)	29,561,709(c)	—	—
Distributions reinvested	209,483	3,404,751	10,639	168,388
Redemptions	(691,968)	(10,867,655)	(101,902)	(1,676,060)
Net increase (decrease)	1,481,765	23,097,218	(65,036)	(1,073,701)
Advisor Class
Subscriptions	3,067,030	51,067,146	2,593,440	45,058,208
Fund reorganization	15,894,230(c)	247,297,962(c)	—	—
Distributions reinvested	2,964,372	48,526,335	194,462	3,086,412
Redemptions	(26,593,500)	(426,108,839)	(3,637,235)	(60,315,386)
Net decrease	(4,667,868)	(79,217,396)	(849,333)	(12,170,766)
Class C
Subscriptions	3,836	55,500	—	—
Net increase	3,836	55,500	—	—
Institutional Class
Subscriptions	16,934,795	271,307,013	—	—
Distributions reinvested	50,395	696,048	—	—
Redemptions	(7,057,642)	(104,513,477)	—	—
Net increase	9,927,548	167,489,584	—	—
Institutional 2 Class
Subscriptions	74,067	1,094,096	—	—
Distributions reinvested	319	4,393	—	—
Redemptions	(3,366)	(48,662)	—	—
Net increase	71,020	1,049,827	—	—
Institutional 3 Class
Subscriptions	160	2,500	—	—
Net increase	160	2,500	—	—
Class R
Subscriptions	161	2,500	—	—
Net increase	161	2,500	—	—
Class R6
Subscriptions	241,999	4,417,303	85,776	1,366,372
Distributions reinvested	225,333	3,753,432	32,742	518,106
Redemptions	(2,527,701)	(44,357,252)	(517,381)	(8,575,423)
Net decrease	(2,060,369)	(36,186,517)	(398,863)	(6,690,945)
Total net increase (decrease)	4,756,253	76,293,216	(1,313,232)	(19,935,412)

(a)	Class R6 shares are based on operations from September 1, 2021 through the liquidation of Class R6 shares of the Predecessor Fund prior to the Reorganization described in the Notes to Financial Statements.
(b)	Class C, Institutional Class, Institutional 2 Class, Institutional 3 Class, and Class R shares are based on operations from January 26, 2022 (commencement of operations) through the stated period end.
(c)	Represents the acquisition of BMO Dividend Income Fund and BMO Low Volatility Fund in connection with the Fund Reorganizations. See Note 9 of the Notes to Financial Statements for additional information.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Integrated Large Cap Value Fund | Annual Report 2022

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Columbia Integrated Large Cap Value Fund | Annual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2022 and thereafter, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2022(d)	$19.06	0.18	(1.27)	(1.09)	(0.18)	(3.22)	(3.40)
Year Ended 8/31/2021(f)	$13.52	0.18	5.53	5.71	(0.17)	—	(0.17)
Year Ended 8/31/2020	$13.72	0.22	(0.18)	0.04	(0.24)	—	(0.24)
Year Ended 8/31/2019	$16.59	0.26	(1.46)	(1.20)	(0.27)	(1.40)	(1.67)
Year Ended 8/31/2018	$15.85	0.16	2.22	2.38	(0.19)	(1.45)	(1.64)
Advisor Class
Year Ended 8/31/2022(d)	$19.08	0.21	(1.26)	(1.05)	(0.22)	(3.22)	(3.44)
Year Ended 8/31/2021(f)	$13.53	0.22	5.54	5.76	(0.21)	—	(0.21)
Year Ended 8/31/2020	$13.74	0.27	(0.20)	0.07	(0.28)	—	(0.28)
Year Ended 8/31/2019	$16.61	0.30	(1.46)	(1.16)	(0.31)	(1.40)	(1.71)
Year Ended 8/31/2018	$15.88	0.28	2.14	2.42	(0.24)	(1.45)	(1.69)
Class C
Year Ended 8/31/2022(g)	$15.57	0.07	(0.98)	(0.91)	(0.02)	—	(0.02)
Institutional Class
Year Ended 8/31/2022(g)	$15.59	0.13	(0.97)	(0.84)	(0.09)	—	(0.09)
Institutional 2 Class
Year Ended 8/31/2022(g)	$15.59	0.16	(0.98)	(0.82)	(0.10)	—	(0.10)
Institutional 3 Class
Year Ended 8/31/2022(g)	$15.59	0.15	(0.96)	(0.81)	(0.11)	—	(0.11)
Class R
Year Ended 8/31/2022(g)	$15.57	0.09	(0.95)	(0.86)	(0.06)	—	(0.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by BMO Asset Management Corp, and certain of its affiliates, if applicable, for the account periods prior to the closing of the Reorganization, which occurred on January 21, 2022.
(d)	Redemption fees consisted of per share amounts less than $0.01.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Net investment income (loss) per share calculated using the average shares method.
(g)	Class C, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares commenced operations on January 26, 2022. Per share data and total return reflect activity from that date.
(h)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Integrated Large Cap Value Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b),(c)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2022(d)	$14.57	(6.97%)	1.17%(e)	0.79%(e)	1.11%	51%	$35,789
Year Ended 8/31/2021(f)	$19.06	42.53%	0.86%	0.79%	1.17%	60%	$18,563
Year Ended 8/31/2020	$13.52	0.43%	0.85%	0.79%	1.62%	76%	$14,047
Year Ended 8/31/2019	$13.72	(7.15%)	0.85%	0.79%	1.78%	67%	$18,621
Year Ended 8/31/2018	$16.59	15.57%	0.91%	0.89%	0.82%	54%	$22,602
Advisor Class
Year Ended 8/31/2022(d)	$14.59	(6.72%)	0.89%(e)	0.54%(e)	1.28%	51%	$149,646
Year Ended 8/31/2021(f)	$19.08	42.93%	0.61%	0.54%	1.42%	60%	$284,731
Year Ended 8/31/2020	$13.53	0.70%	0.60%	0.54%	1.90%	76%	$213,466
Year Ended 8/31/2019	$13.74	(6.97%)	0.59%	0.54%	2.01%	67%	$224,930
Year Ended 8/31/2018	$16.61	15.83%	0.67%	0.64%	1.64%	54%	$287,685
Class C
Year Ended 8/31/2022(g)	$14.64	(5.85%)	1.97%(e),(h)	1.53%(e),(h)	0.82%(h)	51%	$56
Institutional Class
Year Ended 8/31/2022(g)	$14.66	(5.36%)	0.97%(e),(h)	0.53%(e),(h)	1.44%(h)	51%	$145,571
Institutional 2 Class
Year Ended 8/31/2022(g)	$14.67	(5.25%)	0.89%(e),(h)	0.45%(e),(h)	1.81%(h)	51%	$1,042
Institutional 3 Class
Year Ended 8/31/2022(g)	$14.67	(5.22%)	0.86%(e),(h)	0.40%(e),(h)	1.63%(h)	51%	$2
Class R
Year Ended 8/31/2022(g)	$14.65	(5.55%)	1.47%(e),(h)	1.03%(e),(h)	1.00%(h)	51%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Integrated Large Cap Value Fund | Annual Report 2022	19

Notes to Financial Statements
August 31, 2022
Note 1. Organization
Columbia Integrated Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund was formed for the purposes of acquiring the assets of BMO Large-Cap Value Fund (the Predecessor Fund), a series of BMO Funds, Inc. (the Predecessor Company). The Fund commenced operations as of January 21, 2022 (the Closing Date), upon the Fund’s acquisition of the assets of the Predecessor Fund (the Reorganization). The Predecessor Fund is considered the accounting survivor of the Reorganization, and accordingly, certain financial history of the Predecessor Fund is included in these financial statements. See  Note 9 for more information.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. In connection with the Reorganization, the Fund issued and delivered to shareholders of the Predecessor Fund, in exchange for the net assets attributable to each class of its shares, shares of a corresponding class of shares of the Fund as of the Closing Date. Specifically, shareholders of Advisor Class and Institutional Class of the Predecessor Fund received shares of Class A and Advisor Class shares, respectively, of the Fund, in proportion to their holdings of such class of shares of the Predecessor Fund. Accordingly, Class A and Advisor Class shares of the Fund commenced operations on the Closing Date. Class C, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares of the Fund commenced operations on January 26, 2022. Class R6 of BMO Large-Cap Value Fund liquidated prior to the Reorganization.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange
20	Columbia Integrated Large Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Redemption Fees
The Predecessor Fund imposed a 2% redemption fee on shares held for 30 days or less. All redemption fees are recorded by the Fund as paid-in-capital and stated separately in the Statement of Changes.
Securities Lending
The Predecessor Fund participated in a security lending program, providing for the lending of corporate bonds, equity, and government securities to qualified brokers, in exchange for the opportunity to earn additional income for participating. State Street Bank & Trust Company served as the securities lending agent for the program. The net securities lending income earned as of August 31, 2022 by the Fund is included in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a
Columbia Integrated Large Cap Value Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
August 31, 2022
wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management service fees
Effective upon the Closing Date, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. Prior to the Closing Date, BMO Asset Management Corp. (the Predecessor Fund’s Adviser) provided investment advisory services to the Predecessor Fund. The Predecessor Fund paid a percentage of the Predecessor Fund’s daily net assets that ranged from 0.350% to 0.300% to the Predecessor Fund’s Adviser for investment advisory fees. The increase in the current management services fee is related to inclusion of the administrative portion of the management services fee, while the Predecessor Fund had been charged an administrative fee separately, equal to an annual rate of 0.15% of the Predecessor Fund’s daily net assets. The effective management services fee rate for the year ended August 31, 2022 was 0.62% of the Fund’s average daily net assets.
22	Columbia Integrated Large Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Compensation of board members
Effective upon the Closing Date, members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations. Prior to the Closing Date, each independent director of the Predecessor Fund was paid an aggregate retainer, which is included in "Compensation of board members" in the Statement of Operations. Neither the Predecessor Fund’s Adviser nor the Predecessor Fund maintained any deferred compensation, pension or retirement plans, and no pension or retirement benefits were assumed by the Fund in the Reorganization.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. Effective upon the Closing Date, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets, as disclosed in the Statement of Operations.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund, effective upon the Closing Date. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective January 27, 2022 through December 31, 2023, Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.01% of the average daily net assets attributable to that share class.
For the period from the Closing Date through August 31, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.15
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.14
Columbia Integrated Large Cap Value Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
August 31, 2022
Effective upon the Closing Date, an annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2022, no minimum account balance fees were charged by the Fund.
Distribution and service fees
Effective upon the Closing Date, the Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
Prior to the Closing Date, the Predecessor Fund was subject to a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan authorized payments by the Predecessor Fund to finance activities intended to result in the sale of its Advisor Class shares. The Plan provided that the Predecessor Fund may have incurred distribution expenses of up to 0.25% of the average daily net assets of the Predecessor Fund’s Advisor Class shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	3,855
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
Effective upon the Closing Date, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through December 31, 2023
Class A	0.80%
Advisor Class	0.55
Class C	1.55
Institutional Class	0.55
Institutional 2 Class	0.46
Institutional 3 Class	0.40
Class R	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled
24	Columbia Integrated Large Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective January 27, 2022 through December 31, 2023, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.01% for Institutional 3 Class of the average daily net assets attributable to that share class, unless sooner terminated at the sole discretion of the Board of Trustees. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Prior to the Closing Date, the Predecessor Fund’s Adviser agreed to waive or reduce its investment advisory fee or reimburse expenses of the Predecessor Fund to the extent necessary to prevent class-specific total annual operating expenses (excluding taxes, dividend and interest expense, brokerage commissions, other investment related costs, acquired fund fees and expenses and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a fund’s business) from exceeding 0.79% and 0.54% for Advisor Class and Institutional Class shares, respectively. In connection with the Reorganization, Class A and Advisor Class shares of the Fund were issued to shareholders of Advisor Class and Institutional Class, respectively, of the Predecessor Fund, in proportion to their holdings of such class of shares of the Predecessor Fund.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
5,248	(830,597)	825,349
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2022			Year Ended August 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
8,386,631	51,001,510	59,388,141	3,947,107	—	3,947,107
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Columbia Integrated Large Cap Value Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022
At August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,164,693	43,088,144	—	38,166,162
At August 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
293,786,102	53,771,262	(15,605,100)	38,166,162
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $197,637,173 and $435,276,665, respectively, for the year ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Transactions to realign the portfolio for the Fund following the Reorganization as described in  Note 9 are excluded for purposes of calculating the Fund’s portfolio turnover rate. These repositioning transactions amounted to cost of purchases and proceeds from sales of $149,091,578 and $17,791,001, respectively.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes, effective upon the Closing Date. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
26	Columbia Integrated Large Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Prior to the Closing Date, the Predecessor Fund participated in an interfund lending program that allowed the Predecessor Fund to borrow cash from certain BMO Money Market Funds, each a series of the Predecessor Company, for temporary purposes.
The Fund’s activity in the Interfund Program during the year ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	11,672,263	0.90	11
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 8. Line of credit
Pursuant to a March 1, 2022, amendment and restatement, the Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the Closing Date, the Predecessor Fund participated in a $25 million unsecured, committed revolving line of credit agreement with State Street Bank and Trust Company. The line of credit was made available for extraordinary or emergency purposes, primarily for funding redemption payments. The Predecessor Fund was charged interest at a rate that was the higher of the Federal Funds Rate or Overnight Bank Funding Rate plus 1.25%. A commitment fee of 0.20% per annum was charged on the daily unused portion with no administrative fee.
The Fund and the Predecessor Fund had no borrowings during the year ended August 31, 2022.
Note 9. Fund reorganizations
Effective after the close of business on January 21, 2022, Columbia Integrated Large Cap Value Fund acquired all of the assets of BMO Large-Cap Value Fund, BMO Dividend Income Fund and BMO Low Volatility Equity Fund (each an Acquired Fund, and collectively, the Acquired Funds), each a series of BMO Funds, Inc., in exchange for shares of the Fund and the Fund’s assumption of (i) liabilities and obligations of the Acquired Funds reflected in the Statements of Assets and Liabilities prepared as of the close of regular trading on the New York Stock Exchange on the Closing Date in accordance with GAAP and (ii) any obligation of the Acquired Funds to indemnify the members of the Board of Directors of the Predecessor Company under the Predecessor Company’s Articles of Incorporation and By-Laws (the Reorganizations). The Predecessor Fund is considered the accounting survivor of the Reorganizations. Accordingly, the Fund adopted the performance and financial history of the Predecessor Fund.
The purpose of the Reorganizations was to combine three funds with comparable investment objectives and strategies.
The Board of Directors of the Predecessor Company approved agreements and plans of reorganization providing for the Reorganizations at a meeting held in August 2021. Shareholders of BMO Dividend Income Fund and BMO Large-Cap Value Fund approved the Reorganizations at a joint meeting held November 23, 2021, and shareholders of BMO Low Volatility Equity Fund approved the Reorganizations at a joint meeting held January 7, 2022.
The Reorganizations were accomplished by a tax-free exchange in which the Acquired Funds’ shareholders were issued shares of the Fund that were equal in aggregate net asset value to the shares of the Acquired Funds that those shareholders held immediately prior to the effective time of the Reorganizations.
Columbia Integrated Large Cap Value Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022
The tax-free exchanges were: 17,905,076 shares of BMO Large-Cap Value Fund valued at $278,568,671 (including $61,124,163 of unrealized appreciation/(depreciation)), 13,981,440 shares of BMO Dividend Income Fund valued at $181,315,640 (including $35,566,694 of unrealized appreciation/(depreciation)) and 8,340,907 shares of BMO Low Volatility Equity Fund valued at $95,544,031 (including $15,721,755 of unrealized appreciation/(depreciation)).
In connection with the Reorganizations, Columbia Integrated Large Cap Value Fund issued the following number of shares:
Shares
Class A	3,059,526
Advisor Class	32,641,515
For financial reporting purposes, net assets received from the Acquired Funds, and shares issued by Columbia Integrated Large Cap Value Fund were recorded at fair value. The Acquired Funds’ cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Predecessor Fund for the period prior to the Reorganizations and the Fund for the period subsequent to the Reorganizations. Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Fund’s Statement of Operations since the Reorganizations were completed.
Assuming the Reorganizations had been completed on September 1, 2021, the Fund’s pro-forma results of operations for the year ended August 31, 2022 would have been approximately:
($)
Net investment income	7,276,000
Net realized gain	159,215,000
Net change in unrealized appreciation/(depreciation)	(181,663,000)
Net decrease in net assets from operations	(15,172,000)
Note 10. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced
28	Columbia Integrated Large Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2022, three unaffiliated shareholders of record owned 73.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Change in Independent Registered Public Accounting Firm
At a meeting held on November 23, 2021, the Board of Trustees of Columbia Funds Series Trust II, upon recommendation of the Audit Committee, approved the appointment of Cohen & Company, Ltd. (Cohen) as the independent registered public accounting firm for the Fund. Effective November 10, 2021 (the Dismissal Date), in connection with the reorganization of the Predecessor Fund with and into the Fund, wherein the Predecessor Fund is the accounting survivor, KPMG, LLP (KPMG) was dismissed as the independent registered public accounting firm for the Predecessor Fund.
KPMG’s reports on the financial statements of the Predecessor Fund as of and for the fiscal years ended August 31, 2021 and August 31, 2020 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years and through the Dismissal Date, there were no: (1) disagreements between the Predecessor Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Predecessor Fund’s financial statements for such periods, or (2) reportable events as defined under the Securities Exchange Act of 1934, as amended.
Note 13. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently
Columbia Integrated Large Cap Value Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
August 31, 2022
the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Integrated Large Cap Value Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of Columbia Integrated Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Integrated Large Cap Value Fund, a series of Columbia Funds Series Trust II (the “Fund”) as of August 31, 2022, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
The Fund’s financial statements and financial highlights for the years ended August 31, 2021, and prior, were audited by other auditors whose report dated October 27, 2021 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian.  Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.
We have served as the Fund’s auditor since 2021.
/s/COHEN & COMPANY, LTD.
Cleveland, Ohio
October 25, 2022
Columbia Integrated Large Cap Value Fund | Annual Report 2022	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$45,242,551
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Integrated Large Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Integrated Large Cap Value Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
34	Columbia Integrated Large Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Integrated Large Cap Value Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
36	Columbia Integrated Large Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Columbia Integrated Large Cap Value Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Integrated Large Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
38	Columbia Integrated Large Cap Value Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Funds; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022.  In evaluating the quality of services provided under the Management Agreement, the Board also took
Columbia Integrated Large Cap Value Fund | Annual Report 2022	39

Approval of Management Agreement  (continued)
(Unaudited)
into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was  below the peer universe’s median expense ratio shown in the reports.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment
40	Columbia Integrated Large Cap Value Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Funds, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Funds through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as net asset levels grow and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Integrated Large Cap Value Fund | Annual Report 2022	41

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Columbia Integrated Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN317_08_M01_(10/22)

Annual Report
August 31, 2022
Columbia Integrated Large Cap Growth Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Integrated Large Cap Growth Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Integrated Large Cap Growth Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with capital appreciation.
Portfolio management
Ernesto Ramos, Ph.D.
Co-Portfolio Manager
Managed Fund since January 21, 2022 (Managed Predecessor Fund 2012 - December 2020 and June 2021 - January 21, 2022)
J.P. Gurnee, CFA
Co-Portfolio Manager
Managed Fund since January 21, 2022 (Managed Predecessor Fund December 2020 - January 21, 2022)
Jason Hans, CFA
Co-Portfolio Manager
Managed Fund since January 21, 2022 (Managed Predecessor Fund February 2012 - January 21, 2022)
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A*	Excluding sales charges	05/27/14	-19.28	11.88	13.96
	Including sales charges		-23.92	10.56	13.28
Advisor Class		01/31/08	-19.10	12.16	14.24
Class C*	Excluding sales charges	01/26/22	-19.91	11.05	13.11
	Including sales charges		-20.58	11.05	13.11
Institutional Class*		01/26/22	-19.09	12.16	14.25
Institutional 2 Class*		01/26/22	-19.04	12.18	14.25
Institutional 3 Class*		12/28/15	-18.97	12.33	14.36
Class R*		01/26/22	-19.48	11.61	13.68
Russell 1000 Growth Index			-19.06	14.78	15.09
The Fund is the successor to BMO Large-Cap Growth Fund (the Predecessor Fund), a series of BMO Funds, Inc., pursuant to a reorganization of the Predecessor Fund with and into the Fund (the Reorganization). The Fund commenced operations on January 21, 2022. Performance information, including the share class inception date, shown for the Fund’s Class A, Advisor Class, and Institutional 3 Class shares for all periods prior to January 21, 2022 includes historical information of the Predecessor Fund’s corresponding Advisor Class, Institutional Class, and Class R6 shares, respectively.
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates and any predecessor firms that were in place during the performance periods shown. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Predecessor Fund inception) include the returns of the Predecessor Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information. The Predecessor Fund was managed by BMO Asset Management Corp. (BMO AM) and had the same investment objective and a substantially identical investment strategy to the Fund.
The Russell 1000® Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Integrated Large Cap Growth Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2012 — August 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Integrated Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2022)
Common Stocks	98.5
Money Market Funds	1.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	9.6
Consumer Discretionary	15.0
Consumer Staples	3.4
Energy	0.9
Financials	1.8
Health Care	14.0
Industrials	8.3
Information Technology	44.4
Materials	0.4
Real Estate	2.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at August 31, 2022)
Information Technology
Application Software	4.9
Communications Equipment	1.4
Data Processing & Outsourced Services	6.3
Internet Services & Infrastructure	1.4
Semiconductor Equipment	0.4
Semiconductors	8.4
Systems Software	11.8
Technology Hardware, Storage & Peripherals	9.8
Total	44.4
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Integrated Large Cap Growth Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended August 31, 2022, Class A shares of Columbia Integrated Large Cap Growth Fund returned -19.28% excluding sales charges. The Fund slightly underperformed its benchmark, the Russell 1000 Growth Index, which returned -19.06% for the same time period.
Market overview
U.S. equities fell in 2022 from record highs, ending three consecutive years of robust gains. Lingering worries related to the COVID-19 Omicron variant were a headwind, as were fears around inflation, durability of growth and the end of more than a decade of easy monetary policy coming from the U.S. Federal Reserve (Fed) and other global central banks.  Volatility and risk-off sentiment spiked as investor concerns expanded to include ramifications of a prolonged Russia-Ukraine conflict. Commodity prices surged, particularly for oil and wheat, as the conflict in Eastern Europe escalated into war and further complicated global supply chains.  Oil prices, which already were elevated on supply-demand imbalances, shot through a decade-high of more than $120 per barrel before retreating somewhat.
Despite mostly resilient corporate earnings reports, equities continued a choppy decline. The Fed raised interest rates four times during the period (March, May, June and July 2022), ending at a target rate of 2.25-2.50% by August 31, 2022. Investor sentiment was dominated by an increasing focus on persistent inflation, the ongoing war in Ukraine, slowing economic growth leading to a possible recession and continued supply-chain snarls. Given this tumultuous macroeconomic environment, the Fund’s focus on valuation, profitability and higher quality benefited the Fund’s relative performance during the period.
The Fund’s notable detractors during the period
•	The most significant detractor in terms of sector allocation was the Fund’s underweight to the consumer staples sector, followed closely by the Fund’s overweight to the communication services sector.
•	The Fund’s underweight to the energy sector and slight overweight to the health care sector also detracted during the year.
•	While sector allocation was detrimental to overall performance, stock selection largely offset this for the fiscal year.
•	The Fund’s positions in consumer discretionary holdings Chegg, Inc. and Tesla Motors, Inc. also detracted from performance. We sold the Fund’s position in Chegg in the second half of the period.
•	Many consumer-related holdings, as well as holdings within the communications services sector, have seen the sharpest multiple contraction in the face of the Fed’s tightening cycle and higher short-term interest rates.
•	Fundamentally, we believe many of the Fund’s holdings remain attractive, and we have used the pullback in prices to add to holdings in companies such as Meta Platforms, Inc.
The Fund’s notable contributors during the period
•	The Fund’s overweight to the industrials sector was the top contributor from a sector allocation perspective for the year.
•	The Fund’s underweights to the real estate and consumer discretionary sectors were also beneficial to performance.
•	Stock selection, most notably in the information technology sector, made a positive contribution for the period.
•	Stock selection within communication services also contributed positively to overall returns, as the Fund’s adherence to its valuation discipline provided some relative defense to the market sell-off during the first half of calendar 2022.
•	Several of the Fund’s holdings within health care, such as Vertex Pharmaceuticals, Inc., also performed well on a relative basis as the defensive characteristics of many pharmaceutical companies saw good investor demand in what was a very volatile year.
•	Additionally, consumer staples companies such as Hershey Co. performed well as investors sought out businesses selling items of need, rather than want, as inflation caused many consumers to retrench as the year unfolded.
Columbia Integrated Large Cap Growth Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Generally, large-cap companies are more mature and have limited growth potential compared to smaller companies.  In addition, large companies may not be able to adapt as easily to changing market conditions, potentially resulting in lower overall performance compared to the broader securities markets during different market cycles. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Integrated Large Cap Growth Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	884.40	1,021.42	3.18	3.41	0.68
Advisor Class	1,000.00	1,000.00	885.30	1,022.27	2.38	2.56	0.51
Class C	1,000.00	1,000.00	881.00	1,017.36	1.24	7.50	1.50
Institutional Class	1,000.00	1,000.00	885.40	1,022.32	0.41	2.51	0.50
Institutional 2 Class	1,000.00	1,000.00	885.90	1,022.56	0.37	2.26	0.45
Institutional 3 Class	1,000.00	1,000.00	886.10	1,022.86	1.82	1.96	0.39
Class R	1,000.00	1,000.00	883.50	1,019.84	0.83	5.01	1.00
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Integrated Large Cap Growth Fund | Annual Report 2022	7

Portfolio of Investments
August 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.6%
Issuer	Shares	Value ($)
Communication Services 9.5%
Entertainment 1.5%
Electronic Arts, Inc.	30,111	3,820,182
Interactive Media & Services 8.0%
Alphabet, Inc., Class A(a)	31,577	3,417,263
Alphabet, Inc., Class C(a)	110,980	12,113,467
Meta Platforms, Inc., Class A(a)	29,130	4,746,151
Total		20,276,881
Total Communication Services		24,097,063
Consumer Discretionary 14.8%
Automobiles 2.0%
Tesla, Inc.(a)	18,030	4,969,248
Hotels, Restaurants & Leisure 0.9%
Vail Resorts, Inc.	10,275	2,308,587
Internet & Direct Marketing Retail 4.7%
Amazon.com, Inc.(a)	93,272	11,824,092
Leisure Products 0.8%
YETI Holdings, Inc.(a)	56,788	2,094,909
Multiline Retail 1.0%
Target Corp.	15,202	2,437,489
Specialty Retail 5.0%
AutoZone, Inc.(a)	1,709	3,621,730
Lowe’s Companies, Inc.	9,533	1,850,737
Ulta Beauty, Inc.(a)	12,043	5,056,494
Williams-Sonoma, Inc.	14,975	2,227,531
Total		12,756,492
Textiles, Apparel & Luxury Goods 0.4%
NIKE, Inc., Class B	10,630	1,131,564
Total Consumer Discretionary		37,522,381
Consumer Staples 3.4%
Beverages 2.3%
Monster Beverage Corp.(a)	38,079	3,382,557
PepsiCo, Inc.	14,514	2,500,327
Total		5,882,884
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 1.1%
Hershey Co. (The)	12,123	2,723,675
Total Consumer Staples		8,606,559
Energy 0.9%
Energy Equipment & Services 0.9%
Halliburton Co.	71,716	2,160,803
Total Energy		2,160,803
Financials 1.8%
Banks 0.8%
U.S. Bancorp	41,582	1,896,555
Insurance 1.0%
Progressive Corp. (The)	20,822	2,553,818
Total Financials		4,450,373
Health Care 13.8%
Biotechnology 5.4%
Exelixis, Inc.(a)	111,289	1,974,267
Horizon Therapeutics PLC(a)	23,841	1,411,626
Neurocrine Biosciences, Inc.(a)	42,956	4,494,486
Vertex Pharmaceuticals, Inc.(a)	20,502	5,776,643
Total		13,657,022
Health Care Equipment & Supplies 1.5%
Align Technology, Inc.(a)	5,647	1,376,174
Tandem Diabetes Care, Inc.(a)	51,044	2,334,752
Total		3,710,926
Health Care Providers & Services 3.0%
Cigna Corp.	8,942	2,534,610
DaVita, Inc.(a)	27,232	2,322,617
UnitedHealth Group, Inc.	5,243	2,722,847
Total		7,580,074
Health Care Technology 1.6%
Veeva Systems Inc., Class A(a)	20,758	4,137,485
Life Sciences Tools & Services 0.5%
IQVIA Holdings, Inc.(a)	6,272	1,333,804
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Integrated Large Cap Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 1.8%
Eli Lilly & Co.	9,949	2,996,937
Zoetis, Inc.	10,316	1,614,764
Total		4,611,701
Total Health Care		35,031,012
Industrials 8.2%
Aerospace & Defense 1.0%
Axon Enterprise, Inc.(a)	22,668	2,644,902
Air Freight & Logistics 2.5%
United Parcel Service, Inc., Class B	32,303	6,283,257
Commercial Services & Supplies 1.3%
Waste Management, Inc.	19,331	3,267,519
Machinery 0.7%
Snap-On, Inc.	7,879	1,716,519
Professional Services 1.0%
TransUnion	36,616	2,704,824
Road & Rail 1.7%
Union Pacific Corp.	19,091	4,286,120
Total Industrials		20,903,141
Information Technology 43.7%
Communications Equipment 1.4%
F5, Inc.(a)	4,667	732,999
Motorola Solutions, Inc.	11,754	2,861,041
Total		3,594,040
IT Services 7.6%
FleetCor Technologies, Inc.(a)	13,217	2,809,009
GoDaddy, Inc., Class A(a)	46,030	3,489,995
MasterCard, Inc., Class A	25,352	8,223,428
PayPal Holdings, Inc.(a)	27,288	2,549,791
Visa, Inc., Class A	11,166	2,218,796
Total		19,291,019
Semiconductors & Semiconductor Equipment 8.6%
Advanced Micro Devices, Inc.(a)	24,142	2,048,931
Broadcom, Inc.	15,344	7,658,344
NVIDIA Corp.	24,058	3,631,314
QUALCOMM, Inc.	40,040	5,296,091
Common Stocks (continued)
Issuer	Shares	Value ($)
Teradyne, Inc.	10,365	877,294
Texas Instruments, Inc.	14,819	2,448,247
Total		21,960,221
Software 16.4%
Adobe, Inc.(a)	14,103	5,266,624
Autodesk, Inc.(a)	8,695	1,754,129
Crowdstrike Holdings, Inc., Class A(a)	8,492	1,550,724
Dropbox, Inc., Class A(a)	105,985	2,267,019
Fortinet, Inc.(a)	70,276	3,421,739
Microsoft Corp.	80,681	21,095,661
ServiceNow, Inc.(a)	7,846	3,410,029
Workday, Inc., Class A(a)	17,556	2,889,015
Total		41,654,940
Technology Hardware, Storage & Peripherals 9.7%
Apple, Inc.	156,362	24,583,234
Total Information Technology		111,083,454
Materials 0.4%
Metals & Mining 0.4%
Freeport-McMoRan, Inc.	31,792	941,043
Total Materials		941,043
Real Estate 2.1%
Equity Real Estate Investment Trusts (REITS) 0.9%
Public Storage	7,206	2,383,961
Real Estate Management & Development 1.2%
CBRE Group, Inc., Class A(a)	38,620	3,049,435
Total Real Estate		5,433,396
Total Common Stocks (Cost $174,628,066)		250,229,225

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(b),(c)	3,864,737	3,862,804
Total Money Market Funds (Cost $3,862,559)		3,862,804
Total Investments in Securities (Cost: $178,490,625)		254,092,029
Other Assets & Liabilities, Net		(189,597)
Net Assets		253,902,432

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Integrated Large Cap Growth Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
BMO Government Money Market Fund, Premier Class†
	4,948,668	64,967,053	(69,915,721)	—	—	—	280	—
Columbia Short-Term Cash Fund, 2.366%
	—	63,019,941	(59,157,382)	245	3,862,804	(1,138)	23,059	3,864,737
Total	4,948,668			245	3,862,804	(1,138)	23,339

†	Issuer was not an affiliate at the end of period.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Integrated Large Cap Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	24,097,063	—	—	24,097,063
Consumer Discretionary	37,522,381	—	—	37,522,381
Consumer Staples	8,606,559	—	—	8,606,559
Energy	2,160,803	—	—	2,160,803
Financials	4,450,373	—	—	4,450,373
Health Care	35,031,012	—	—	35,031,012
Industrials	20,903,141	—	—	20,903,141
Information Technology	111,083,454	—	—	111,083,454
Materials	941,043	—	—	941,043
Real Estate	5,433,396	—	—	5,433,396
Total Common Stocks	250,229,225	—	—	250,229,225
Money Market Funds	3,862,804	—	—	3,862,804
Total Investments in Securities	254,092,029	—	—	254,092,029
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Integrated Large Cap Growth Fund | Annual Report 2022	11

Statement of Assets and Liabilities
August 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $174,628,066)	$250,229,225
Affiliated issuers (cost $3,862,559)	3,862,804
Receivable for:
Capital shares sold	23,524
Dividends	239,567
Expense reimbursement due from Investment Manager	3,651
Prepaid expenses	3,617
Other assets	54,598
Total assets	254,416,986
Liabilities
Payable for:
Capital shares purchased	434,957
Management services fees	5,266
Distribution and/or service fees	155
Transfer agent fees	26,518
Compensation of board members	4,450
Compensation of chief compliance officer	43
Other expenses	43,165
Total liabilities	514,554
Net assets applicable to outstanding capital stock	$253,902,432
Represented by
Paid in capital	108,151,282
Total distributable earnings (loss)	145,751,150
Total - representing net assets applicable to outstanding capital stock	$253,902,432
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Integrated Large Cap Growth Fund | Annual Report 2022

Statement of Assets and Liabilities  (continued)
August 31, 2022
Class A
Net assets	$56,023,615
Shares outstanding	3,089,563
Net asset value per share	$18.13
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$19.24
Advisor Class
Net assets	$43,483,808
Shares outstanding	2,357,568
Net asset value per share	$18.44
Class C
Net assets	$4,154
Shares outstanding	230
Net asset value per share	$18.06
Institutional Class
Net assets	$85,727,981
Shares outstanding	4,642,883
Net asset value per share	$18.46
Institutional 2 Class
Net assets	$153,501
Shares outstanding	8,313
Net asset value per share	$18.47
Institutional 3 Class
Net assets	$68,507,118
Shares outstanding	3,698,772
Net asset value per share	$18.52
Class R
Net assets	$2,255
Shares outstanding	124
Net asset value per share(a)	$18.12

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Integrated Large Cap Growth Fund | Annual Report 2022	13

Statement of Operations
Year Ended August 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$2,974,057
Dividends — affiliated issuers	23,339
Total income	2,997,396
Expenses:
Management services fees	2,343,440
Distribution and/or service fees
Class A	73,106
Class C(a)	15
Class R(a)	7
Service fees
Investor Class(b)	72,484
Transfer agent fees
Class A	46,280
Advisor Class	73,590
Class C(a)	1
Institutional Class(a)	30,274
Institutional 2 Class(a)	37
Institutional 3 Class	32,542
Class R(a)	1
Investor Class(b)	5,700
Administration fees	137,795
Compensation of board members	42,860
Custodian fees	6,771
Printing and postage fees	23,655
Registration fees	88,390
Audit fees	34,538
Legal fees	11,427
Interest on interfund lending	604
Compensation of chief compliance officer	43
Other	128,279
Total expenses	3,151,839
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,053,912)
Total net expenses	2,097,927
Net investment income	899,469
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	110,358,634
Investments — affiliated issuers	(1,138)
Net realized gain	110,357,496
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(199,385,095)
Investments — affiliated issuers	245
Net change in unrealized appreciation (depreciation)	(199,384,850)
Net realized and unrealized loss	(89,027,354)
Net decrease in net assets resulting from operations	$(88,127,885)

(a)	Class C, Institutional Class, Institutional 2 Class, and Class R shares are based on operations from January 26, 2022 (commencement of operations) through the stated period end.
(b)	In connection with the Fund Reorganization (Note 9) on January 21, 2022, Investor Class shares of the Predecessor Fund were exchanged for Class A shares of the Fund.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Integrated Large Cap Growth Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended August 31, 2022	Year Ended August 31, 2021
Operations
Net investment income	$899,469	$1,294,579
Net realized gain	110,357,496	72,131,880
Net change in unrealized appreciation (depreciation)	(199,384,850)	73,381,505
Net increase (decrease) in net assets resulting from operations	(88,127,885)	146,807,964
Distributions to shareholders
Net investment income and net realized gains
Class A	(246,598)	(65,973)
Advisor Class	(27,671,125)	(9,512,227)
Institutional 3 Class	(56,772,058)	(21,703,171)
Investor Class(a)	(13,323,922)	(4,924,113)
Total distributions to shareholders	(98,013,703)	(36,205,484)
Increase (decrease) in net assets from capital stock activity	(148,070,471)	19,715,338
Redemption fees	20	—
Total increase (decrease) in net assets	(334,212,039)	130,317,818
Net assets at beginning of year	588,114,471	457,796,653
Net assets at end of year	$253,902,432	$588,114,471

(a)	In connection with the Fund Reorganization (Note 9) on January 21, 2022, Investor Class shares of the Predecessor Fund were exchanged for Class A shares of the Fund.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Integrated Large Cap Growth Fund | Annual Report 2022	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2022 (a)		August 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,283,034	66,942,122	37,910	921,609
Distributions reinvested	10,578	246,598	3,109	65,972
Redemptions	(262,351)	(5,197,256)	(13,622)	(333,435)
Net increase	3,031,261	61,991,464	27,397	654,146
Advisor Class
Subscriptions	686,569	15,461,705	2,078,439	50,677,111
Distributions reinvested	1,121,682	26,347,865	416,731	8,951,386
Redemptions	(5,641,994)	(125,324,561)	(1,725,434)	(40,421,731)
Net increase (decrease)	(3,833,743)	(83,514,991)	769,736	19,206,766
Class C
Subscriptions	230	4,500	—	—
Net increase	230	4,500	—	—
Institutional Class
Subscriptions	4,978,716	104,642,992	—	—
Redemptions	(335,833)	(6,336,622)	—	—
Net increase	4,642,883	98,306,370	—	—
Institutional 2 Class
Subscriptions	8,316	152,793	—	—
Redemptions	(3)	(45)	—	—
Net increase	8,313	152,748	—	—
Institutional 3 Class
Subscriptions	1,221,581	28,290,217	1,610,008	37,375,937
Distributions reinvested	2,404,299	56,629,103	1,007,800	21,687,847
Redemptions	(12,195,076)	(253,954,561)	(2,262,921)	(54,088,634)
Net increase (decrease)	(8,569,196)	(169,035,241)	354,887	4,975,150
Class R
Subscriptions	124	2,500	—	—
Net increase	124	2,500	—	—
Investor Class(b)
Subscriptions	35,788	899,427	66,543	1,533,399
Distributions reinvested	558,721	12,932,997	225,320	4,788,048
Redemptions	(3,379,215)	(69,810,245)	(494,246)	(11,442,171)
Net decrease	(2,784,706)	(55,977,821)	(202,383)	(5,120,724)
Total net increase (decrease)	(7,504,834)	(148,070,471)	949,637	19,715,338

(a)	Class C, Institutional Class, Institutional 2 Class, and Class R shares are based on operations from January 26, 2022 (commencement of operations) through the stated period end.
(b)	In connection with the Fund Reorganization (Note 9) on January 21, 2022, Investor Class shares of the Predecessor Fund were exchanged for Class A shares of the Fund.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Integrated Large Cap Growth Fund | Annual Report 2022

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Columbia Integrated Large Cap Growth Fund | Annual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2022 and thereafter, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2022	$27.22	0.03	(4.40)	(4.37)	(0.01)	(4.71)	(4.72)
Year Ended 8/31/2021(e)	$22.22	(0.01)	6.77	6.76	(0.04)	(1.72)	(1.76)
Year Ended 8/31/2020(e)	$17.94	0.04	5.12	5.16	(0.09)	(0.79)	(0.88)
Year Ended 8/31/2019	$20.96	0.09	(0.48)	(0.39)	(0.08)	(2.55)	(2.63)
Year Ended 8/31/2018	$17.46	0.05	4.45	4.50	—	(1.00)	(1.00)
Advisor Class
Year Ended 8/31/2022	$27.60	0.04	(4.42)	(4.38)	(0.07)	(4.71)	(4.78)
Year Ended 8/31/2021(e)	$22.49	0.05	6.86	6.91	(0.08)	(1.72)	(1.80)
Year Ended 8/31/2020(e)	$18.15	0.09	5.18	5.27	(0.14)	(0.79)	(0.93)
Year Ended 8/31/2019	$21.17	0.18	(0.53)	(0.35)	(0.12)	(2.55)	(2.67)
Year Ended 8/31/2018	$17.60	0.11	4.48	4.59	(0.02)	(1.00)	(1.02)
Class C
Year Ended 8/31/2022(f)	$20.09	(0.07)	(1.96)	(2.03)	—	—	—
Institutional Class
Year Ended 8/31/2022(f)	$20.41	0.05	(2.00)	(1.95)	—	—	—
Institutional 2 Class
Year Ended 8/31/2022(f)	$20.41	0.06	(2.00)	(1.94)	—	—	—
Institutional 3 Class
Year Ended 8/31/2022	$27.69	0.06	(4.43)	(4.37)	(0.09)	(4.71)	(4.80)
Year Ended 8/31/2021(e)	$22.56	0.08	6.88	6.96	(0.11)	(1.72)	(1.83)
Year Ended 8/31/2020(e)	$18.20	0.12	5.19	5.31	(0.16)	(0.79)	(0.95)
Year Ended 8/31/2019	$21.21	0.13	(0.44)	(0.31)	(0.15)	(2.55)	(2.70)
Year Ended 8/31/2018	$17.62	0.11	4.52	4.63	(0.04)	(1.00)	(1.04)
Class R
Year Ended 8/31/2022(f)	$20.09	(0.01)	(1.96)	(1.97)	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by BMO Asset Management Corp, and certain of its affiliates, if applicable, for the account periods prior to the closing of the Reorganization, which occurred on January 21, 2022.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Net investment income (loss) per share calculated using the average shares method.
(f)	Class C, Institutional Class, Institutional 2 Class and Class R shares commenced operations on January 26, 2022. Per share data and total return reflect activity from that date.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Integrated Large Cap Growth Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b),(c)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2022	$18.13	(19.28%)	0.95%(d)	0.70%(d)	0.16%	42%	$56,024
Year Ended 8/31/2021(e)	$27.22	32.70%	0.84%	0.79%	(0.03%)	50%	$1,587
Year Ended 8/31/2020(e)	$22.22	29.85%	0.83%	0.79%	0.22%	71%	$687
Year Ended 8/31/2019	$17.94	(0.63%)	0.84%	0.79%	0.49%	89%	$712
Year Ended 8/31/2018	$20.96	26.84%	0.91%	0.88%	0.32%	57%	$860
Advisor Class
Year Ended 8/31/2022	$18.44	(19.10%)	0.82%(d)	0.53%(d)	0.16%	42%	$43,484
Year Ended 8/31/2021(e)	$27.60	33.03%	0.58%	0.54%	0.21%	50%	$170,901
Year Ended 8/31/2020(e)	$22.49	30.19%	0.58%	0.54%	0.48%	71%	$121,958
Year Ended 8/31/2019	$18.15	(0.40%)	0.59%	0.54%	0.75%	89%	$168,838
Year Ended 8/31/2018	$21.17	27.19%	0.67%	0.64%	0.56%	57%	$279,227
Class C
Year Ended 8/31/2022(f)	$18.06	(10.10%)	1.96%(g)	1.51%(g)	(0.62%)(g)	42%	$4
Institutional Class
Year Ended 8/31/2022(f)	$18.46	(9.55%)	0.96%(g)	0.51%(g)	0.42%(g)	42%	$85,728
Institutional 2 Class
Year Ended 8/31/2022(f)	$18.47	(9.50%)	0.90%(g)	0.45%(g)	0.57%(g)	42%	$154
Institutional 3 Class
Year Ended 8/31/2022	$18.52	(18.97%)	0.61%(d)	0.40%(d)	0.26%	42%	$68,507
Year Ended 8/31/2021(e)	$27.69	33.19%	0.43%	0.39%	0.36%	50%	$339,707
Year Ended 8/31/2020(e)	$22.56	30.40%	0.43%	0.39%	0.62%	71%	$268,706
Year Ended 8/31/2019	$18.20	(0.22%)	0.43%	0.39%	0.94%	89%	$226,978
Year Ended 8/31/2018	$21.21	27.36%	0.43%	0.40%	0.87%	57%	$60,971
Class R
Year Ended 8/31/2022(f)	$18.12	(9.81%)	1.46%(g)	1.01%(g)	(0.13%)(g)	42%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Integrated Large Cap Growth Fund | Annual Report 2022	19

Notes to Financial Statements
August 31, 2022
Note 1. Organization
Columbia Integrated Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund was formed for the purposes of acquiring the assets of BMO Large-Cap Growth Fund (the Predecessor Fund), a series of BMO Funds, Inc. (the Predecessor Company). The Fund commenced operations as of January 21, 2022 (the Closing Date), upon the Fund’s acquisition of the assets of the Predecessor Fund (the Reorganization). The Predecessor Fund is considered the accounting survivor of the Reorganization, and accordingly, certain financial history of the Predecessor Fund is included in these financial statements. See  Note 9 for more information about the Reorganization.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. In connection with the Reorganization, the Fund issued and delivered to shareholders of the Predecessor Fund, in exchange for the net assets attributable to each class of its shares, shares of a corresponding class of shares as of the Closing Date. Specifically, shareholders of Advisor Class, Institutional Class, Class R6 and Investor Class of the Predecessor Fund received shares of Class A, Advisor Class, Institutional 3 Class and Class A shares, respectively, of the Fund, in proportion to their holdings of such class of shares of the Predecessor Fund. Accordingly, Class A, Advisor Class and Institutional 3 Class shares of the Fund commenced operations on the Closing Date. Class C, Institutional Class, Institutional 2 Class and Class R shares of the Fund commenced operations on January 26, 2022.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange
20	Columbia Integrated Large Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Redemption Fees
The Predecessor Fund imposed a 2% redemption fee on shares held for 30 days or less. All redemption fees are recorded by the Fund as paid-in-capital and stated separately in the Statement of Changes.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Integrated Large Cap Growth Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
August 31, 2022
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management service fees
Effective upon the Closing Date, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. Prior to the Closing Date, BMO Asset Management Corp. (the Predecessor Fund’s Adviser) provided investment advisory services to the Predecessor Fund. The Predecessor Fund paid a percentage of the Predecessor Fund’s daily net assets that ranged from 0.350% to 0.300% to the Predecessor Fund’s Adviser for investment advisory fees. The increase in the current management services fee is related to inclusion of the administrative portion of the management services fee, while the Predecessor Fund had been charged an administrative fee separately, equal to an annual rate of 0.15% of the Predecessor Fund’s daily net assets. The effective management services fee rate for the year ended August 31, 2022 was 0.55% of the Fund’s average daily net assets.
Compensation of board members
Effective upon the Closing Date, members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable
22	Columbia Integrated Large Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations. Prior to the Closing Date, each independent director of the Predecessor Fund was paid an aggregate retainer, which is included in "Compensation of board members" in the Statement of Operations. Neither the Predecessor Fund’s Adviser nor the Predecessor Fund maintained any deferred compensation, pension or retirement plans, and no pension or retirement benefits were assumed by the Fund in the Reorganization.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. Effective upon the Closing Date, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets, as disclosed in the Statement of Operations.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund, effective upon the Closing Date. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the period from the Closing Date through August 31, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.12
Prior to the Closing Date, the Predecessor Fund paid the Predecessor Fund’s Adviser a shareholder servicing fee based upon the average daily net assets of the Predecessor Fund’s Investor Class shares. See Shareholder servicing fees below for more information.
Effective upon the Closing Date, an annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2022, no minimum account balance fees were charged by the Fund.
Columbia Integrated Large Cap Growth Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
August 31, 2022
Distribution and service fees
Effective upon the Closing Date, the Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. Effective June 1, 2022, the Fund pays the distribution and/or shareholder services fees for Class A up to the point where the Distributor’s expenses are fully recovered.
Prior to the Closing Date, the Predecessor Fund was subject to a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan authorized payments by the Predecessor Fund to finance activities intended to result in the sale of its Advisor Class shares. The Plan provided that the Predecessor Fund may have incurred distribution expenses of up to 0.25% of the average daily net assets of the Predecessor Fund’s Advisor Class shares.
Shareholder servicing fees
Prior to the Closing Date, the Predecessor Fund had a Shareholder Services Agreement with the Predecessor Fund’s Adviser. The Predecessor Fund paid the Predecessor Fund Adviser an annual rate of 0.25% of average daily net assets of the Predecessor Fund’s Investor Class shares for the period. The fee paid to the Predecessor Fund’s Adviser was used to finance certain services for shareholders and to maintain shareholder accounts.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	1,172
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
Effective upon the Closing Date, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through December 31, 2023
Class A	0.80%
Advisor Class	0.55
Class C	1.55
Institutional Class	0.55
Institutional 2 Class	0.46
Institutional 3 Class	0.40
Class R	1.05
24	Columbia Integrated Large Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Prior to the Closing Date, the Predecessor Fund’s Adviser agreed to waive or reduce its investment advisory fee or reimburse expenses of the Predecessor Fund to the extent necessary to prevent class-specific total annual operating expenses (excluding taxes, dividend and interest expense, brokerage commissions, other investment related costs, acquired fund fees and expenses and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a fund’s business) from exceeding 0.79%, 0.54%, 0.39% and 0.79% for Advisor Class, Institutional Class, Class R6 and Investor Class shares, respectively. In connection with the Reorganization, Class A, Advisor Class, Institutional 3 Class and Class A shares of the Fund were issued to shareholders of Advisor Class, Institutional Class, Class R6 and Investor Class, respectively, of the Predecessor Fund, in proportion to their holdings of such class of shares of the Predecessor Fund.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, post-October capital losses, trustees’ deferred compensation, distribution reclassifications and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
938	(936)	(2)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2022			Year Ended August 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
24,067,569	73,946,134	98,013,703	7,447,043	28,758,441	36,205,484
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Columbia Integrated Large Cap Growth Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022
At August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
636,332	88,544,693	—	73,797,473
At August 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
180,294,556	86,009,345	(12,211,872)	73,797,473
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
—	17,224,101
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $178,815,445 and $422,412,256, respectively, for the year ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes, effective upon the Closing Date. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
26	Columbia Integrated Large Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Prior to the Closing Date, the Predecessor Fund participated in an interfund lending program that allowed the Predecessor Fund to borrow cash from certain BMO Money Market Funds, each a series of the Predecessor Company, for temporary purposes.
The Fund’s activity in the Interfund Program during the year ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	3,767,925	0.70	7
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 8. Line of credit
Pursuant to a March 1, 2022, amendment and restatement, the Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the Closing Date, the Predecessor Fund participated in a $25 million unsecured, committed revolving line of credit agreement with State Street Bank and Trust Company. The line of credit was made available for extraordinary or emergency purposes, primarily for funding redemption payments. The Predecessor Fund was charged interest at a rate that was the higher of the Federal Funds Rate or Overnight Bank Funding Rate plus 1.25%. A commitment fee of 0.20% per annum was charged on the daily unused portion with no administrative fee.
The Fund and the Predecessor Fund had no borrowings during the year ended August 31, 2022.
Note 9. Fund reorganization
Effective after the close of business on January 21, 2022, Columbia Integrated Large Cap Growth Fund acquired all of the assets and assumed the identified liabilities of BMO Large-Cap Growth Fund, a series of BMO Funds, Inc., in exchange for shares of the Fund and the Fund’s assumption of (i) liabilities and obligations of the Predecessor Fund reflected in the Statement of Assets and Liabilities prepared as of the close of regular trading on the New York Stock Exchange on the Closing Date in accordance with GAAP and (ii) any obligation of the Predecessor Fund to indemnify the members of the Board of Directors of the Predecessor Company under the Predecessor Company’s Articles of Incorporation and By-Laws. The Predecessor Fund is considered the accounting and performance survivor of the Reorganization. Accordingly, the Fund adopted the performance and financial history of the Predecessor Fund. The Board of Directors of the Predecessor Company approved agreements and plans of reorganization providing for the Reorganization at a meeting held in August 2021 and shareholders of the Predecessor Fund approved the Reorganization at a meeting held on January 7, 2022. The purpose of the Reorganization was to combine two funds with comparable investment objectives and strategies.
The Reorganization was accomplished by a tax-free exchange in which Predecessor Fund shareholders were issued shares of the Fund that were equal in aggregate net asset value to the shares of the Predecessor Fund that those shareholders held immediately prior to the effective time of the Reorganization.
Columbia Integrated Large Cap Growth Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022
The Predecessor Fund exchanged 22,719,337 shares valued at $470,951,211 (including $187,011,114 of unrealized appreciation/(depreciation)) in the Reorganization.
In connection with the Reorganization, Columbia Integrated Large Cap Growth Fund issued the following number of shares:
Shares
Class A	3,158,713(a)
Advisor Class	6,633,493
Institutional 3 Class	12,927,131

(a)	3,124,162 Class A shares of the Fund were issued in exchange for Investor Class shares of the Predecessor Fund.
For financial reporting purposes, net assets received from the Predecessor Fund, and shares issued by Columbia Integrated Large Cap Growth Fund were recorded at fair value. The Predecessor Fund’s cost of investments was carried forward.
Assuming the Reorganization had taken place on September 1, 2021 (the beginning of the fiscal year for the Fund and the Predecessor Fund), and because Columbia Integrated Large Cap Growth Fund was newly organized with no investment operations prior to the Reorganization, the pro forma results of operations for the year ended August 31, 2022 are approximately equal to the amounts reported in the Statement of Operations.
Note 10. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in
28	Columbia Integrated Large Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2022, two unaffiliated shareholders of record owned 66.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Change in Independent Registered Public Accounting Firm
At a meeting held on November 23, 2021, the Board of Trustees of Columbia Funds Series Trust II, upon recommendation of the Audit Committee, approved the appointment of Cohen & Company, Ltd. (Cohen) as the independent registered public accounting firm for the Fund. Effective November 10, 2021 (the Dismissal Date), in connection with the reorganization of the Predecessor Fund with and into the Fund, wherein the Predecessor Fund is the accounting survivor, KPMG, LLP (KPMG) was dismissed as the independent registered public accounting firm for the Predecessor Fund.
KPMG’s reports on the financial statements of the Predecessor Fund as of and for the fiscal years ended August 31, 2021 and August 31, 2020 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years and through the Dismissal Date, there were no: (1) disagreements between the Predecessor Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Predecessor Fund’s financial statements for such periods, or (2) reportable events as defined under the Securities Exchange Act of 1934, as amended.
Columbia Integrated Large Cap Growth Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
August 31, 2022
Note 13. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Integrated Large Cap Growth Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of Columbia Integrated Large Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Integrated Large Cap Growth Fund, a series of Columbia Funds Series Trust II (the “Fund”) as of August 31, 2022, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
The Fund’s financial statements and financial highlights for the years ended August 31, 2021, and prior, were audited by other auditors whose report dated October 27, 2021 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the Fund’s auditor since 2021.
/s/COHEN & COMPANY, LTD.
Cleveland, Ohio
October 25, 2022
Columbia Integrated Large Cap Growth Fund | Annual Report 2022	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
20.94%	20.93%	0.43%	$132,646,381
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Integrated Large Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Integrated Large Cap Growth Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
34	Columbia Integrated Large Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Integrated Large Cap Growth Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
36	Columbia Integrated Large Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Columbia Integrated Large Cap Growth Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Integrated Large Cap Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
38	Columbia Integrated Large Cap Growth Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Funds; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022.  In evaluating the quality of services provided under the Management Agreement, the Board also took
Columbia Integrated Large Cap Growth Fund | Annual Report 2022	39

Approval of Management Agreement  (continued)
(Unaudited)
into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment
40	Columbia Integrated Large Cap Growth Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Funds, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Funds through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as net asset levels grow and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Integrated Large Cap Growth Fund | Annual Report 2022	41

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Columbia Integrated Large Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN316_08_M01_(10/22)

Annual Report
August 31, 2022
Columbia Integrated Small Cap Growth Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Integrated Small Cap Growth Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Integrated Small Cap Growth Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with capital appreciation.
Portfolio management
Ernesto Ramos, Ph.D.
Co-Portfolio Manager
Managed Fund since January 21, 2022 (Managed Predecessor Fund June 2021 - January 21, 2022)
Jason Hans, CFA
Co-Portfolio Manager
Managed Fund since January 21, 2022
Thomas Lettenberger, CFA
Co-Portfolio Manager
Managed Fund since January 21, 2022 (Managed Predecessor Fund October 2016 - January 21, 2022)
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A*	Excluding sales charges	05/31/17	-24.43	5.96	8.07
	Including sales charges		-28.79	4.71	7.44
Advisor Class		01/31/08	-24.27	6.22	8.35
Class C*	Excluding sales charges	01/26/22	-25.03	5.16	7.27
	Including sales charges		-25.54	5.16	7.27
Institutional Class*		01/26/22	-24.29	6.22	8.34
Institutional 2 Class*		01/26/22	-24.23	6.23	8.35
Institutional 3 Class*		01/26/22	-24.23	6.23	8.35
Class R*		01/26/22	-24.68	5.68	7.80
Russell 2000® Growth Index			-25.26	6.69	10.16
The Fund is the successor to BMO Small-Cap Growth Fund (the Predecessor Fund), a series of BMO Funds, Inc., pursuant to a reorganization of the Predecessor Fund with and into the Fund (the Reorganization). The Fund commenced operations on January 21, 2022. Performance information, including the share class inception date, shown for the Fund’s Class A and Advisor Class shares for all periods prior to January 21, 2022 includes historical information of the Predecessor Fund’s corresponding Advisor Class and Institutional Class shares, respectively.
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates and any predecessor firms that were in place during the performance periods shown. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Predecessor Fund inception) include the returns of the Predecessor Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information. The Predecessor Fund was managed by BMO Asset Management Corp. (BMO AM) and had the same investment objective and a substantially identical investment strategy to the Fund.
The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Integrated Small Cap Growth Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2012 — August 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Integrated Small Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2022)
Common Stocks	98.7
Money Market Funds	1.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	1.7
Consumer Discretionary	10.6
Consumer Staples	2.9
Energy	4.8
Financials	5.1
Health Care	23.8
Industrials	19.4
Information Technology	22.4
Materials	5.7
Real Estate	2.5
Utilities	1.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Integrated Small Cap Growth Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended August 31, 2022, Class A shares of Columbia Integrated Small Cap Growth Fund returned -24.43% excluding sales charges. The Fund outperformed its benchmark, the Russell 2000® Growth Index, which returned -25.26% for the same time period.
Market overview
U.S. equities fell in 2022 from record highs, ending three consecutive years of robust gains. Lingering worries related to the COVID-19 Omicron variant were a headwind, as were fears around inflation, durability of growth and the end of more than a decade of easy monetary policy coming from the U.S. Federal Reserve (Fed) and other global central banks.  Volatility and risk-off sentiment spiked as investor concerns expanded to include ramifications of a prolonged Russia-Ukraine conflict. Commodity prices surged, particularly for oil and wheat, as the conflict in Eastern Europe escalated into war and further complicated global supply chains.  Oil prices, which already were elevated on supply-demand imbalances, shot through a decade-high of more than $120 per barrel before retreating somewhat.
Despite mostly resilient corporate earnings reports, equities continued a choppy decline. The Fed raised interest rates four times during the period (March, May, June and July 2022), ending at a target rate of 2.25 - 2.50% by August 31, 2022. Investor sentiment was dominated by an increasing focus on persistent inflation, the ongoing war in Ukraine, slowing economic growth leading to a possible recession and continued supply-chain snarls. Small-cap stocks underperformed large-cap stocks and value outperformed growth during the period.
The Fund’s alpha model, which evaluates factors for fundamentals, valuation and investor interest, provided somewhat weaker performance than the large-cap models used by the team during the period.
The Fund’s notable contributors during the period
•	The Fund’s underweight to the consumer discretionary sector, along with overweights to the industrials and materials sectors, provided a positive net contribution for the year.
•	Positive security selection among the health care, industrials, information technology, financials, real estate and utilities sectors more than offset the negative contribution from sector allocation for the year.
•	Health care holding iRhythm Technologies, Inc. and wholesale distributor NOW, Inc. were a couple of the top contributors at the security level for the year.
The Fund’s notable detractors during the period
•	The Fund’s underweight to the energy, consumer staples, financials and utilities sectors detracted from performance.
•	The Fund’s overweight to the health care sector also detracted.
•	While overall security selection was a positive contributor, selection within the consumer discretionary, consumer staples, energy and materials sectors detracted.
•	The Fund’s holding of Ranpak Holdings Corp., a packaging materials company, detracted as the company experienced cost pressures coupled with a slowdown in e-commerce demand for much of the year.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small-cap companies involve risks, including volatility, that are  greater than investments in larger, more established companies. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Integrated Small Cap Growth Fund | Annual Report 2022	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	863.60	1,019.21	5.59	6.06	1.19
Advisor Class	1,000.00	1,000.00	864.20	1,020.27	4.60	4.99	0.98
Class C	1,000.00	1,000.00	860.00	1,015.27	9.24	10.01	1.97
Institutional Class	1,000.00	1,000.00	864.40	1,020.37	4.51	4.89	0.96
Institutional 2 Class	1,000.00	1,000.00	865.10	1,020.67	4.23	4.58	0.90
Institutional 3 Class	1,000.00	1,000.00	864.50	1,020.92	3.99	4.33	0.85
Class R	1,000.00	1,000.00	862.10	1,017.80	6.90	7.48	1.47
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Integrated Small Cap Growth Fund | Annual Report 2022

Portfolio of Investments
August 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.8%
Issuer	Shares	Value ($)
Communication Services 1.6%
Interactive Media & Services 0.8%
Shutterstock, Inc.	8,592	476,083
Media 0.8%
TechTarget, Inc.(a)	7,961	516,669
Total Communication Services		992,752
Consumer Discretionary 10.4%
Auto Components 0.8%
Gentherm, Inc.(a)	8,064	483,034
Distributors 1.3%
Funko, Inc., Class A(a)	35,554	791,787
Diversified Consumer Services 0.5%
2U, Inc.(a)	42,763	304,472
Hotels, Restaurants & Leisure 2.3%
Century Casinos, Inc.(a)	57,004	420,119
Everi Holdings, Inc.(a)	27,721	512,839
Shake Shack, Inc., Class A(a)	10,168	484,607
Total		1,417,565
Household Durables 2.8%
Cavco Industries, Inc.(a)	3,178	743,684
Skyline Champion Corp.(a)	10,016	567,607
Sonos, Inc.(a)	24,829	373,428
Total		1,684,719
Internet & Direct Marketing Retail 0.4%
Revolve Group, Inc.(a)	11,426	268,397
Leisure Products 0.5%
YETI Holdings, Inc.(a)	7,543	278,261
Specialty Retail 1.0%
Genesco, Inc.(a)	10,503	594,260
Textiles, Apparel & Luxury Goods 0.8%
Crocs, Inc.(a)	6,490	478,313
Total Consumer Discretionary		6,300,808
Consumer Staples 2.9%
Beverages 0.8%
Primo Water Corp.	36,431	478,703
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 1.1%
Sprouts Farmers Market, Inc.(a)	23,936	691,750
Household Products 1.0%
Central Garden & Pet Co., Class A(a)	15,227	574,972
Total Consumer Staples		1,745,425
Energy 4.8%
Energy Equipment & Services 1.7%
ChampionX Corp.	27,592	601,781
Oceaneering International, Inc.(a)	46,781	414,012
Total		1,015,793
Oil, Gas & Consumable Fuels 3.1%
Magnolia Oil & Gas Corp., Class A	22,910	546,862
Riley Exploration Permian, Inc.	20,652	519,191
SandRidge Energy, Inc.(a)	38,159	800,576
Total		1,866,629
Total Energy		2,882,422
Financials 5.0%
Banks 1.0%
OFG Bancorp	20,883	568,018
Capital Markets 0.8%
Hamilton Lane, Inc., Class A	6,873	478,223
Insurance 2.2%
AMERISAFE, Inc.	13,302	636,102
Kinsale Capital Group, Inc.	2,786	706,474
Total		1,342,576
Thrifts & Mortgage Finance 1.0%
Essent Group Ltd.	15,509	620,205
Total Financials		3,009,022
Health Care 23.6%
Biotechnology 9.3%
ACADIA Pharmaceuticals, Inc.(a)	24,560	403,521
Amicus Therapeutics, Inc.(a)	53,052	595,774
AnaptysBio, Inc.(a)	11,521	267,518
Avid Bioservices, Inc.(a)	32,170	553,967
CareDx, Inc.(a)	13,459	263,662
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Integrated Small Cap Growth Fund | Annual Report 2022	7

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Coherus Biosciences, Inc.(a)	46,155	516,013
Halozyme Therapeutics, Inc.(a)	12,598	513,117
Prothena Corp., PLC(a)	10,853	299,217
PTC Therapeutics, Inc.(a)	16,327	815,370
Sangamo Therapeutics, Inc.(a)	63,523	343,024
Vericel Corp.(a)	16,881	421,181
Xencor, Inc.(a)	22,892	604,120
Total		5,596,484
Health Care Equipment & Supplies 8.1%
Angiodynamics, Inc.(a)	29,879	661,521
AxoGen, Inc.(a)	51,053	478,367
BioLife Solutions, Inc.(a)	17,133	404,510
Cardiovascular Systems, Inc.(a)	27,388	361,796
Cerus Corp.(a)	107,379	441,328
Inspire Medical Systems, Inc.(a)	3,058	585,576
iRhythm Technologies, Inc.(a)	5,140	757,893
Merit Medical Systems, Inc.(a)	11,497	680,967
Omnicell, Inc.(a)	4,935	504,801
Total		4,876,759
Health Care Providers & Services 2.9%
Castle Biosciences, Inc.(a)	22,967	666,043
Option Care Health, Inc.(a)	24,786	767,374
PetIQ, Inc.(a)	34,409	321,380
Total		1,754,797
Health Care Technology 2.6%
Evolent Health, Inc., Class A(a)	19,415	713,501
Health Catalyst, Inc.(a)	31,081	372,972
Schrodinger, Inc.(a)	17,535	481,161
Total		1,567,634
Pharmaceuticals 0.7%
Collegium Pharmaceutical, Inc.(a)	23,595	414,800
Total Health Care		14,210,474
Industrials 19.2%
Aerospace & Defense 0.7%
Kratos Defense & Security Solutions, Inc.(a)	34,594	433,809
Air Freight & Logistics 1.0%
HUB Group, Inc., Class A(a)	7,702	614,696
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 0.6%
Sun Country Airlines Holdings, Inc.(a)	18,872	375,930
Building Products 1.0%
Resideo Technologies, Inc.(a)	27,795	578,692
Construction & Engineering 2.6%
EMCOR Group, Inc.	6,360	756,331
NV5 Global, Inc.(a)	5,596	787,693
Total		1,544,024
Electrical Equipment 1.4%
Energy Vault Holdings, Inc.(a)	62,699	345,472
Vicor Corp.(a)	7,010	498,691
Total		844,163
Machinery 6.2%
Astec Industries, Inc.	8,056	307,578
Evoqua Water Technologies Corp.(a)	19,986	701,109
Hillenbrand, Inc.	14,430	601,298
Mueller Industries, Inc.	11,455	723,612
Mueller Water Products, Inc., Class A	44,457	501,475
Proto Labs, Inc.(a)	11,241	431,654
Tennant Co.	8,107	489,258
Total		3,755,984
Professional Services 1.8%
ICF International, Inc.	5,712	580,111
Upwork, Inc.(a)	29,363	510,916
Total		1,091,027
Road & Rail 1.2%
Marten Transport Ltd.	35,232	697,946
Trading Companies & Distributors 2.7%
Applied Industrial Technologies, Inc.	7,389	783,382
NOW, Inc.(a)	69,116	837,686
Total		1,621,068
Total Industrials		11,557,339
Information Technology 22.1%
Communications Equipment 1.6%
Cambium Networks Corp.(a)	16,870	328,290
Viavi Solutions, Inc.(a)	45,873	645,892
Total		974,182

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Integrated Small Cap Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 2.8%
Advanced Energy Industries, Inc.	8,717	782,700
Arlo Technologies, Inc.(a)	68,459	416,915
nLight, Inc.(a)	40,204	502,148
Total		1,701,763
IT Services 1.3%
ExlService Holdings, Inc.(a)	4,816	807,691
Semiconductors & Semiconductor Equipment 5.1%
Cohu, Inc.(a)	16,395	439,878
Formfactor, Inc.(a)	17,445	510,789
Impinj, Inc.(a)	6,467	577,374
Photronics, Inc.(a)	31,775	533,820
Power Integrations, Inc.	8,408	601,424
Semtech Corp.(a)	8,173	377,511
Total		3,040,796
Software 11.3%
A10 Networks, Inc.	39,499	549,036
Alarm.com Holdings, Inc.(a)	8,543	568,964
Alteryx, Inc., Class A(a)	9,684	603,507
Box, Inc., Class A(a)	24,911	641,458
ChannelAdvisor Corp.(a)	33,651	507,794
CommVault Systems, Inc.(a)	11,827	642,088
LiveRamp Holdings, Inc.(a)	15,491	307,496
Mitek Systems, Inc.(a)	36,597	374,021
ON24, Inc.(a)	38,558	345,480
SPS Commerce, Inc.(a)	5,762	703,655
Tenable Holdings, Inc.(a)	15,772	624,729
Varonis Systems, Inc.(a)	17,074	466,974
Workiva, Inc., Class A(a)	7,012	476,045
Total		6,811,247
Total Information Technology		13,335,679
Materials 5.6%
Chemicals 0.9%
Ingevity Corp.(a)	7,644	536,150
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials 1.3%
Summit Materials, Inc., Class A(a)	27,970	794,907
Containers & Packaging 0.4%
Ranpak Holdings Corp.(a)	48,859	258,464
Metals & Mining 3.0%
Commercial Metals Co.	12,752	516,584
Materion Corp.	8,490	732,772
MP Materials Corp.(a)	15,596	545,704
Total		1,795,060
Total Materials		3,384,581
Real Estate 2.5%
Equity Real Estate Investment Trusts (REITS) 2.5%
EastGroup Properties, Inc.	3,293	543,444
SITE Centers Corp.	35,934	465,705
STAG Industrial, Inc.	16,167	497,943
Total		1,507,092
Total Real Estate		1,507,092
Utilities 1.1%
Independent Power and Renewable Electricity Producers 1.1%
Montauk Renewables, Inc.(a)	38,144	677,056
Total Utilities		677,056
Total Common Stocks (Cost $57,737,407)		59,602,650

Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(b),(c)	772,555	772,168
Total Money Market Funds (Cost $772,078)		772,168
Total Investments in Securities (Cost: $58,509,485)		60,374,818
Other Assets & Liabilities, Net		(34,402)
Net Assets		60,340,416

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Integrated Small Cap Growth Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
BMO Government Money Market Fund, Premier Class†
	2,278,951	15,015,231	(17,294,182)	—	—	—	51	—
Columbia Short-Term Cash Fund, 2.366%
	—	7,011,846	(6,239,768)	90	772,168	(315)	4,552	772,555
Total	2,278,951			90	772,168	(315)	4,603

†	Issuer was not an affiliate at the end of period.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Integrated Small Cap Growth Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	992,752	—	—	992,752
Consumer Discretionary	6,300,808	—	—	6,300,808
Consumer Staples	1,745,425	—	—	1,745,425
Energy	2,882,422	—	—	2,882,422
Financials	3,009,022	—	—	3,009,022
Health Care	14,210,474	—	—	14,210,474
Industrials	11,557,339	—	—	11,557,339
Information Technology	13,335,679	—	—	13,335,679
Materials	3,384,581	—	—	3,384,581
Real Estate	1,507,092	—	—	1,507,092
Utilities	677,056	—	—	677,056
Total Common Stocks	59,602,650	—	—	59,602,650
Money Market Funds	772,168	—	—	772,168
Total Investments in Securities	60,374,818	—	—	60,374,818
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Integrated Small Cap Growth Fund | Annual Report 2022	11

Statement of Assets and Liabilities
August 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $57,737,407)	$59,602,650
Affiliated issuers (cost $772,078)	772,168
Receivable for:
Capital shares sold	5,998
Dividends	21,202
Foreign tax reclaims	779
Expense reimbursement due from Investment Manager	1,003
Prepaid expenses	3,083
Other assets	53,567
Total assets	60,460,450
Liabilities
Payable for:
Capital shares purchased	68,323
Management services fees	1,417
Distribution and/or service fees	110
Transfer agent fees	10,098
Compensation of board members	3,640
Compensation of chief compliance officer	7
Audit fees	21,500
Other expenses	14,939
Total liabilities	120,034
Net assets applicable to outstanding capital stock	$60,340,416
Represented by
Paid in capital	60,874,232
Total distributable earnings (loss)	(533,816)
Total - representing net assets applicable to outstanding capital stock	$60,340,416
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Integrated Small Cap Growth Fund | Annual Report 2022

Statement of Assets and Liabilities  (continued)
August 31, 2022
Class A
Net assets	$21,894,625
Shares outstanding	1,870,361
Net asset value per share	$11.71
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.42
Advisor Class
Net assets	$3,813,134
Shares outstanding	298,111
Net asset value per share	$12.79
Class C
Net assets	$32,508
Shares outstanding	2,757
Net asset value per share	$11.79
Institutional Class
Net assets	$34,566,110
Shares outstanding	2,670,382
Net asset value per share	$12.94
Institutional 2 Class
Net assets	$17,913
Shares outstanding	1,383
Net asset value per share	$12.95
Institutional 3 Class
Net assets	$13,895
Shares outstanding	1,073
Net asset value per share	$12.95
Class R
Net assets	$2,231
Shares outstanding	189
Net asset value per share(a)	$11.82

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Integrated Small Cap Growth Fund | Annual Report 2022	13

Statement of Operations
Year Ended August 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$376,067
Dividends — affiliated issuers	4,603
Income from securities lending — net	1,163
Foreign taxes withheld	(2,908)
Total income	378,925
Expenses:
Management services fees	641,535
Distribution and/or service fees
Class A	63,669
Class C(a)	187
Class R(a)	8
Transfer agent fees
Class A	32,232
Advisor Class	42,344
Class C(a)	29
Institutional Class(a)	21,423
Institutional 2 Class(a)	5
Institutional 3 Class(a)	1
Class R(a)	2
Administration fees	65,439
Compensation of board members	40,670
Custodian fees	8,701
Printing and postage fees	17,414
Registration fees	53,494
Audit fees	34,539
Legal fees	9,557
Interest on interfund lending	1,219
Offering costs	78,840
Compensation of chief compliance officer	7
Other	21,919
Total expenses	1,133,234
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(242,540)
Total net expenses	890,694
Net investment loss	(511,769)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	13,384,693
Investments — affiliated issuers	(315)
Net realized gain	13,384,378
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(34,316,543)
Investments — affiliated issuers	90
Net change in unrealized appreciation (depreciation)	(34,316,453)
Net realized and unrealized loss	(20,932,075)
Net decrease in net assets resulting from operations	$(21,443,844)

(a)	Class C, Institutional Class, Institutional 2 Class, Institutional 3 Class, and Class R shares are based on operations from January 26, 2022 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Integrated Small Cap Growth Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended August 31, 2022	Year Ended August 31, 2021
Operations
Net investment loss	$(511,769)	$(808,517)
Net realized gain	13,384,378	19,816,792
Net change in unrealized appreciation (depreciation)	(34,316,453)	20,710,766
Net increase (decrease) in net assets resulting from operations	(21,443,844)	39,719,041
Distributions to shareholders
Net investment income and net realized gains
Class A	(10,822,640)	(1,112,960)
Advisor Class	(22,458,727)	(2,683,104)
Total distributions to shareholders	(33,281,367)	(3,796,064)
Decrease in net assets from capital stock activity	(7,416,221)	(10,518,349)
Redemption fees	20	—
Total increase (decrease) in net assets	(62,141,412)	25,404,628
Net assets at beginning of year	122,481,828	97,077,200
Net assets at end of year	$60,340,416	$122,481,828
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Integrated Small Cap Growth Fund | Annual Report 2022	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2022 (a)		August 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	127,686	1,730,459	40,820	853,682
Distributions reinvested	659,788	10,585,029	57,860	1,088,863
Redemptions	(376,964)	(6,073,298)	(271,001)	(5,349,372)
Net increase (decrease)	410,510	6,242,190	(172,321)	(3,406,827)
Advisor Class
Subscriptions	240,885	4,343,667	548,523	12,588,486
Distributions reinvested	1,135,271	20,155,352	134,391	2,675,804
Redemptions	(4,681,388)	(78,221,553)	(1,063,992)	(22,375,812)
Net decrease	(3,305,232)	(53,722,534)	(381,078)	(7,111,522)
Class C
Subscriptions	2,757	38,017	—	—
Net increase	2,757	38,017	—	—
Institutional Class
Subscriptions	2,920,768	43,250,236	—	—
Redemptions	(250,386)	(3,258,105)	—	—
Net increase	2,670,382	39,992,131	—	—
Institutional 2 Class
Subscriptions	1,725	22,035	—	—
Redemptions	(342)	(4,236)	—	—
Net increase	1,383	17,799	—	—
Institutional 3 Class
Subscriptions	1,073	13,676	—	—
Net increase	1,073	13,676	—	—
Class R
Subscriptions	189	2,500	—	—
Net increase	189	2,500	—	—
Total net decrease	(218,938)	(7,416,221)	(553,399)	(10,518,349)

(a)	Class C, Institutional Class, Institutional 2 Class, Institutional 3 Class, and Class R shares are based on operations from January 26, 2022 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Integrated Small Cap Growth Fund | Annual Report 2022

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Columbia Integrated Small Cap Growth Fund | Annual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2022 and thereafter, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2022(d)	$23.20	(0.12)	(4.08)	(4.20)	(7.29)	(7.29)
Year Ended 8/31/2021(f)	$16.64	(0.19)	7.48	7.29	(0.73)	(0.73)
Year Ended 8/31/2020	$15.32	(0.07)	1.69	1.62	(0.30)	(0.30)
Year Ended 8/31/2019	$21.60	(0.02)	(3.51)	(3.53)	(2.75)	(2.75)
Year Ended 8/31/2018	$18.37	(0.12)	5.43	5.31	(2.08)	(2.08)
Advisor Class
Year Ended 8/31/2022(d)	$24.59	(0.10)	(4.41)	(4.51)	(7.29)	(7.29)
Year Ended 8/31/2021(f)	$17.55	(0.14)	7.91	7.77	(0.73)	(0.73)
Year Ended 8/31/2020	$16.10	(0.03)	1.78	1.75	(0.30)	(0.30)
Year Ended 8/31/2019	$22.48	0.01	(3.64)	(3.63)	(2.75)	(2.75)
Year Ended 8/31/2018	$19.00	(0.03)	5.59	5.56	(2.08)	(2.08)
Class C
Year Ended 8/31/2022(g)	$13.25	(0.11)	(1.35)	(1.46)	—	—
Institutional Class
Year Ended 8/31/2022(g)	$14.46	(0.04)	(1.48)	(1.52)	—	—
Institutional 2 Class
Year Ended 8/31/2022(g)	$14.46	(0.03)	(1.48)	(1.51)	—	—
Institutional 3 Class
Year Ended 8/31/2022(g)	$14.46	(0.03)	(1.48)	(1.51)	—	—
Class R
Year Ended 8/31/2022(g)	$13.25	(0.08)	(1.35)	(1.43)	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by BMO Asset Management Corp, and certain of its affiliates, if applicable, for the account periods prior to the closing of the Reorganization, which occurred on January 21, 2022.
(d)	Redemption fees consisted of per share amounts less than $0.01.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Net investment income (loss) per share calculated using the average shares method.
(g)	Class C, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares commenced operations on January 26, 2022. Per share data and total return reflect activity from that date.
(h)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Integrated Small Cap Growth Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b),(c)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2022(d)	$11.71	(24.43%)	1.60%(e)	1.22%(e)	(0.78%)	54%	$21,895
Year Ended 8/31/2021(f)	$23.20	44.85%	1.35%	1.24%	(0.86%)	62%	$33,873
Year Ended 8/31/2020	$16.64	10.60%	1.34%	1.24%	(0.46%)	70%	$27,152
Year Ended 8/31/2019	$15.32	(16.12%)	1.30%	1.24%	(0.54%)	61%	$31,378
Year Ended 8/31/2018	$21.60	31.55%	1.28%	1.24%	(0.47%)	80%	$53,772
Advisor Class
Year Ended 8/31/2022(d)	$12.79	(24.27%)	1.39%(e)	0.98%(e)	(0.51%)	54%	$3,813
Year Ended 8/31/2021(f)	$24.59	45.27%	1.10%	0.99%	(0.61%)	62%	$88,609
Year Ended 8/31/2020	$17.55	10.89%	1.09%	0.99%	(0.22%)	70%	$69,926
Year Ended 8/31/2019	$16.10	(15.92%)	1.05%	0.99%	(0.29%)	61%	$68,226
Year Ended 8/31/2018	$22.48	31.83%	1.02%	0.99%	(0.21%)	80%	$99,311
Class C
Year Ended 8/31/2022(g)	$11.79	(11.02%)	2.45%(h)	1.98%(h)	(1.55%)(h)	54%	$33
Institutional Class
Year Ended 8/31/2022(g)	$12.94	(10.51%)	1.45%(h)	0.98%(h)	(0.58%)(h)	54%	$34,566
Institutional 2 Class
Year Ended 8/31/2022(g)	$12.95	(10.44%)	1.37%(h)	0.90%(h)	(0.44%)(h)	54%	$18
Institutional 3 Class
Year Ended 8/31/2022(g)	$12.95	(10.44%)	1.32%(h)	0.85%(h)	(0.40%)(h)	54%	$14
Class R
Year Ended 8/31/2022(g)	$11.82	(10.79%)	1.95%(h)	1.48%(h)	(1.08%)(h)	54%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Integrated Small Cap Growth Fund | Annual Report 2022	19

Notes to Financial Statements
August 31, 2022
Note 1. Organization
Columbia Integrated Small Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund was formed for the purposes of acquiring the assets of BMO Small-Cap Growth Fund (the Predecessor Fund), a series of BMO Funds, Inc. (the Predecessor Company). The Fund commenced operations as of January 21, 2022 (the Closing Date), upon the Fund’s acquisition of the assets of the Predecessor Fund (the Reorganization). The Predecessor Fund is considered the accounting survivor of the Reorganization, and accordingly, certain financial history of the Predecessor Fund is included in these financial statements. See  Note 9 for more information about the Reorganization.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. In connection with the Reorganization, the Fund issued and delivered to shareholders of the Predecessor Fund, in exchange for the net assets attributable to each class of its shares, shares of a corresponding class of shares as of the Closing Date. Specifically, shareholders of Advisor Class and Institutional Class of the Predecessor Fund received shares of Class A and Advisor Class shares, respectively, of the Fund, in proportion to their holdings of such class of shares of the Predecessor Fund. Accordingly, Class A and Advisor Class shares of the Fund commenced operations on the Closing Date. Class C, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares of the Fund commenced operations on January 26, 2022.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange
20	Columbia Integrated Small Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Redemption Fees
The Predecessor Fund imposed a 2% redemption fee on shares held for 30 days or less. All redemption fees are recorded by the Fund as paid-in-capital and stated separately in the Statement of Changes.
Securities Lending
The Predecessor Fund participated in a security lending program, providing for the lending of corporate bonds, equity, and government securities to qualified brokers, in exchange for the opportunity to earn additional income for participating. State Street Bank & Trust Company served as the securities lending agent for the program. The net securities lending income earned as of August 31, 2022 by the Fund is included in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a
Columbia Integrated Small Cap Growth Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
August 31, 2022
wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management service fees
Effective upon the Closing Date, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as
22	Columbia Integrated Small Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.85% to 0.73% as the Fund’s net assets increase. Prior to the Closing Date, BMO Asset Management Corp. (the Predecessor Fund’s Adviser) provided investment advisory services to the Predecessor Fund. The Predecessor Fund paid a percentage of the Predecessor Fund’s daily net assets that ranged from 0.685% to 0.610% to the Predecessor Fund’s Adviser for investment advisory fees. The increase in the current management services fee is related to inclusion of the administrative portion of the management services fee, while the Predecessor Fund had been charged an administrative fee separately, equal to an annual rate of 0.15% of the Predecessor Fund’s daily net assets. The effective management services fee rate for the year ended August 31, 2022 was 0.76% of the Fund’s average daily net assets.
Offering costs
Offering costs were incurred prior to the shares of the Fund being offered. Offering costs may include, among other things, state registration filing fees, legal fees, printing costs and other miscellaneous costs, if applicable. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.
Compensation of board members
Effective upon the Closing Date, members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations. Prior to the Closing Date, each independent director of the Predecessor Fund was paid an aggregate retainer, which is included in "Compensation of board members" in the Statement of Operations. Neither the Predecessor Fund’s Adviser nor the Predecessor Fund maintained any deferred compensation, pension or retirement plans, and no pension or retirement benefits were assumed by the Fund in the Reorganization.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. Effective upon the Closing Date, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets, as disclosed in the Statement of Operations.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund, effective upon the Closing Date. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia Integrated Small Cap Growth Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
August 31, 2022
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the period from the Closing Date through August 31, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.07
Institutional 3 Class	0.02
Class R	0.15
Effective upon the Closing Date, an annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2022, no minimum account balance fees were charged by the Fund.
Distribution and service fees
Effective upon the Closing Date, the Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. Effective June 1, 2022, the Fund pays the distribution and/or shareholder services fees for Class A up to the point where the Distributor’s expenses are fully recovered.
Prior to the Closing Date, the Predecessor Fund was subject to a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan authorized payments by the Predecessor Fund to finance activities intended to result in the sale of its Advisor Class shares. The Plan provided that the Predecessor Fund may have incurred distribution expenses of up to 0.25% of the average daily net assets of the Predecessor Fund’s Advisor Class shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	1,345
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
24	Columbia Integrated Small Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
Effective upon the Closing Date, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through December 31, 2023
Class A	1.27%
Advisor Class	1.02
Class C	2.02
Institutional Class	1.02
Institutional 2 Class	0.90
Institutional 3 Class	0.85
Class R	1.52
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Prior to the Closing Date, the Predecessor Fund’s Adviser agreed to waive or reduce its investment advisory fee or reimburse expenses of the Predecessor Fund to the extent necessary to prevent class-specific total annual operating expenses (excluding taxes, dividend and interest expense, brokerage commissions, other investment related costs, acquired fund fees and expenses and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a fund’s business) from exceeding 1.24% and 0.99% for Advisor Class and Institutional Class shares, respectively. In connection with the Reorganization, Class A and Advisor Class shares of the Fund were issued to shareholders of Advisor Class and Institutional Class, respectively, of the Predecessor Fund, in proportion to their holdings of such class of shares of the Predecessor Fund.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, late-year ordinary losses, post-October capital losses, trustees’ deferred compensation, net operating loss reclassification and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
Columbia Integrated Small Cap Growth Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
200,476	(200,476)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2022			Year Ended August 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
7,005,722	26,275,645	33,281,367	—	3,796,064	3,796,064
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	2,666,325	—	1,358,331
At August 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
59,016,487	10,148,836	(8,790,505)	1,358,331
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
308,754	4,247,179
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $45,083,147 and $85,296,111, respectively, for the year ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
26	Columbia Integrated Small Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes, effective upon the Closing Date. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Prior to the Closing Date, the Predecessor Fund participated in an interfund lending program that allowed the Predecessor Fund to borrow cash from certain BMO Money Market Funds, each a series of the Predecessor Company, for temporary purposes.
The Fund’s activity in the Interfund Program during the year ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	4,721,388	0.70	14
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 8. Line of credit
Pursuant to a March 1, 2022, amendment and restatement, the Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the Closing Date, the Predecessor Fund participated in a $25 million unsecured, committed revolving line of credit agreement with State Street Bank and Trust Company. The line of credit was made available for extraordinary or emergency purposes, primarily for funding redemption payments. The Predecessor Fund was charged interest at a rate that was the higher of the Federal Funds Rate or Overnight Bank Funding Rate plus 1.25%. A commitment fee of 0.20% per annum was charged on the daily unused portion with no administrative fee.
The Fund and the Predecessor Fund had no borrowings during the year ended August 31, 2022.
Columbia Integrated Small Cap Growth Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022
Note 9. Fund reorganization
Effective after the close of business on January 21, 2022, Columbia Integrated Small Cap Growth Fund acquired all of the assets and assumed the identified liabilities of BMO Small-Cap Growth Fund, a series of BMO Funds, Inc., in exchange for shares of the Fund and the Fund’s assumption of (i) liabilities and obligations of the Predecessor Fund reflected in the Statement of Assets and Liabilities prepared as of the close of regular trading on the New York Stock Exchange on the Closing Date in accordance with GAAP and (ii) any obligation of the Predecessor Fund to indemnify the members of the Board of Directors of the Predecessor Company under the Predecessor Company’s Articles of Incorporation and By-Laws. The Predecessor Fund is considered the accounting and performance survivor of the Reorganization. Accordingly, the Fund adopted the performance and financial history of the Predecessor Fund. The Board of Directors of the Predecessor Company approved agreements and plans of reorganization providing for the Reorganization at a meeting held in August 2021 and shareholders of the Predecessor Fund approved the Reorganization at a meeting held on November 23, 2021. The purpose of the Reorganization was to combine two funds with comparable investment objectives and strategies.
The Reorganization was accomplished by a tax-free exchange in which Predecessor Fund shareholders were issued shares of the Fund that were equal in aggregate net asset value to the shares of the Predecessor Fund that those shareholders held immediately prior to the effective time of the Reorganization.
The Predecessor Fund exchanged 5,242,054 shares valued at $73,254,337 (including $8,168,109 of unrealized appreciation/(depreciation)) in the Reorganization.
In connection with the Reorganization, Columbia Integrated Small Cap Growth Fund issued the following number of shares:
Shares
Class A	1,891,895
Advisor Class	3,350,159
For financial reporting purposes, net assets received from the Predecessor Fund, and shares issued by Columbia Integrated Small Cap Growth Fund were recorded at fair value. The Predecessor Fund’s cost of investments was carried forward.
Assuming the Reorganization had taken place on September 1, 2021 (the beginning of the fiscal year for the Fund and the Predecessor Fund), and because Columbia Integrated Small Cap Growth Fund was newly organized with no investment operations prior to the Reorganization, the pro forma results of operations for the year ended August 31, 2022 are approximately equal to the amounts reported in the Statement of Operations.
Note 10. Significant risks
Health care sector risk
The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As
28	Columbia Integrated Small Cap Growth Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2022, two unaffiliated shareholders of record owned 74.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of
Columbia Integrated Small Cap Growth Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
August 31, 2022
a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Change in Independent Registered Public Accounting Firm
At a meeting held on November 23, 2021, the Board of Trustees of Columbia Funds Series Trust II, upon recommendation of the Audit Committee, approved the appointment of Cohen & Company, Ltd. (Cohen) as the independent registered public accounting firm for the Fund. Effective November 10, 2021 (the Dismissal Date), in connection with the reorganization of the Predecessor Fund with and into the Fund, wherein the Predecessor Fund is the accounting survivor, KPMG, LLP (KPMG) was dismissed as the independent registered public accounting firm for the Predecessor Fund.
KPMG’s reports on the financial statements of the Predecessor Fund as of and for the fiscal years ended August 31, 2021 and August 31, 2020 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years and through the Dismissal Date, there were no: (1) disagreements between the Predecessor Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Predecessor Fund’s financial statements for such periods, or (2) reportable events as defined under the Securities Exchange Act of 1934, as amended.
Note 13. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Integrated Small Cap Growth Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of Columbia Integrated Small Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Integrated Small Cap Growth Fund, a series of Columbia Funds Series Trust II (the “Fund”) as of August 31, 2022, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
The Fund’s financial statements and financial highlights for the years ended August 31, 2021, and prior, were audited by other auditors whose report dated October 27, 2021 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.
We have served as the Fund’s auditor since 2021.
/s/COHEN & COMPANY, LTD.
Cleveland, Ohio
October 25, 2022
Columbia Integrated Small Cap Growth Fund | Annual Report 2022	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
8.46%	7.95%	0.58%	$16,884,434
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Integrated Small Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Integrated Small Cap Growth Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
34	Columbia Integrated Small Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Integrated Small Cap Growth Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
36	Columbia Integrated Small Cap Growth Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Columbia Integrated Small Cap Growth Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Integrated Small Cap Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
38	Columbia Integrated Small Cap Growth Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Funds; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022.  In evaluating the quality of services provided under the Management Agreement, the Board also took
Columbia Integrated Small Cap Growth Fund | Annual Report 2022	39

Approval of Management Agreement  (continued)
(Unaudited)
into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management
40	Columbia Integrated Small Cap Growth Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Funds, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Funds through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as net asset levels grow and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Integrated Small Cap Growth Fund | Annual Report 2022	41

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Columbia Integrated Small Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN318_08_M01_(10/22)

Annual Report
August 31, 2022
Columbia Pyrford International Stock Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Pyrford International Stock Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Pyrford International Stock Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with capital appreciation.
Portfolio management
Pyrford International Ltd
Tony Cousins, CFA
Paul Simons, CFA
Daniel McDonagh, CFA
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A*	Excluding sales charges	05/27/14	-14.81	1.52	4.04
	Including sales charges		-19.71	0.32	3.43
Advisor Class		12/29/11	-14.68	1.76	4.30
Class C*	Excluding sales charges	12/15/21	-15.45	0.77	3.27
	Including sales charges		-16.27	0.77	3.27
Institutional Class*		12/15/21	-14.60	1.78	4.31
Institutional 2 Class*		12/15/21	-14.60	1.78	4.31
Institutional 3 Class*		05/27/14	-14.53	1.93	4.43
Class R*		12/15/21	-15.06	1.27	3.79
MSCI EAFE Index (Net)			-19.80	1.63	5.00
The Fund is the successor to BMO Pyrford International Stock Fund (the Predecessor Fund), a series of BMO Funds, Inc., pursuant to a reorganization of the Predecessor Fund with and into the Fund (the Reorganization). The Fund commenced operations on December 10, 2021. Performance information, including the share class inception date, shown for the Fund’s Class A, Advisor Class, and Institutional 3 Class shares for all periods prior to December 10, 2021 includes historical information of the Predecessor Fund’s corresponding Advisor Class, Institutional Class, and Class R6 shares, respectively.
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates and any predecessor firms that were in place during the performance periods shown. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Predecessor Fund inception) include the returns of the Predecessor Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information. The Predecessor Fund was managed by BMO Asset Management Corp. (BMO AM) and had the same investment objective and a substantially identical investment strategy to the Fund.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Pyrford International Stock Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (August 31, 2012 — August 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Pyrford International Stock Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at August 31, 2022)
Communication Services	10.7
Consumer Discretionary	3.9
Consumer Staples	17.4
Energy	4.8
Financials	13.5
Health Care	10.4
Industrials	22.9
Information Technology	7.5
Materials	5.1
Utilities	3.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2022)
Australia	10.5
Finland	2.8
France	7.2
Germany	9.0
Hong Kong	4.8
Indonesia	2.0
Japan	13.9
Malaysia	3.1
Netherlands	3.7
Norway	1.8
Singapore	6.1
Sweden	1.4
Switzerland	11.5
Taiwan	2.8
United Kingdom	16.6
United States(a)	2.8
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Pyrford International Stock Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended August 31, 2022, Class A shares of Columbia Pyrford International Stock Fund returned -14.81% excluding sales charges. The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned -19.80% for the same time period.
Market overview
Global equity markets were buffeted by a variety of headwinds throughout the reporting period, starting with inflationary pressures that stayed elevated as the world economy continued its uneven recovery from the COVID-19 pandemic-driven lockdown.  Shortages of key economic inputs such as labor, semiconductors, natural gas and numerous other links in the global production chain dampened sentiment, as did rising infection counts for the Delta and Omicron variants of COVID-19.
On top of the continuing COVID-19 impact, China was a source of consternation as trade relations with the U.S. continued to be strained, and problems in the property sector promulgated, most notably symbolized by the credit crisis at Evergrande, a systemically important property developer in China with significant amounts of outstanding debt.  Inflation spiked, triggering central bank tightening worldwide.
Russia’s invasion of Ukraine midway through the reporting period was without question the most influential event affecting equity markets. The impacts of this event are myriad and begin with the humanitarian tragedy represented by tremendous loss of life and broadscale destruction of Ukrainian property and infrastructure.
As a result of the Russian invasion of Ukraine, many western nations have imposed punitive sanctions on Russia that limit its ability to transact in global markets and access assets held outside its borders.  Combined, Russia and Ukraine provide a significant portion of many raw materials to the global economy, focused most prominently in Europe and the Middle East.  Loss of these supplies has disrupted access to basic necessities for many countries, and at a minimum has raised the cost of such goods, precipitously in some cases. Sanctions levied by the U.S. and certain allies include “freezing” access to assets owned by the Bank of Russia offshore. We believe that the implications of these actions may reverberate throughout the global monetary system for many years if not decades to come, as faith in the inviolability of property rights across sovereign borders was called into question. Near-term implications included intensified focus on localizing supply chains through onshoring.
Not surprisingly, the culmination of all these events and their consequent shockwaves was a period of negative returns across most global asset markets. The one glaring exception to negative returns was the commodity sector, as shortages across many raw materials drove up commodity prices.
The Fund’s notable contributors during the period
•	The Fund’s outperformance relative to its benchmark was led by stock selection in Australia, Singapore and the United Kingdom.
○	Australian stock transfer company Computershare Ltd. and Australian oil and gas company Woodside Energy Group Ltd. were among the Fund’s top individual contributors during the period.
○	Singapore Telecommunications Ltd. and financial services company United Overseas Bank Ltd., both based in Singapore, were also among the Fund’s top individual holdings.
•	The Fund’s currency exposure contributed, particularly an underweight to the Japanese yen and an overweight to the Singapore dollar.
•	On a sector basis, selections within the communication services, financials, consumer staples and information technology sectors were additive to Fund performance versus the benchmark during the period.
•	An overweight allocation to the energy sector contributed, as did underweights to the consumer discretionary and information technology sectors.
The Fund’s notable detractors during the period
•	Selections within the eurozone and Norway detracted from Fund performance relative to the benchmark.
Columbia Pyrford International Stock Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	Fuchs Petrolub SE, a German specialty chemicals company, Deutsche Post AG, a German mail and logistics company, and Fielmann AG, a German medical instruments company specializing in optical and hearing aid products, were all among the Fund’s top individual detractors during the period.
○	Dutch oil, gas and storage company Koninklijke Vopak NV was also a top detractor for the Fund.
•	From a sector perspective, selections within the materials, consumer discretionary and health care sectors weighed on relative performance.
•	The Fund’s overweight to the industrials sector also detracted.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. The value of the Fund‘s portfolio may be more volatile than a more geographically diversified fund. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Pyrford International Stock Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2022 — August 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	886.40	1,019.81	5.09	5.45	1.07
Advisor Class	1,000.00	1,000.00	886.50	1,021.07	3.90	4.18	0.82
Class C	1,000.00	1,000.00	882.90	1,016.03	8.64	9.25	1.82
Institutional Class	1,000.00	1,000.00	887.40	1,021.12	3.85	4.13	0.81
Institutional 2 Class	1,000.00	1,000.00	887.40	1,021.42	3.57	3.82	0.75
Institutional 3 Class	1,000.00	1,000.00	887.30	1,021.48	3.52	3.77	0.74
Class R	1,000.00	1,000.00	885.10	1,018.55	6.27	6.72	1.32
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Pyrford International Stock Fund | Annual Report 2022	7

Portfolio of Investments
August 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 94.7%
Issuer	Shares	Value ($)
Australia 10.4%
Brambles Ltd.	1,202,026	10,116,529
Computershare Ltd.	536,601	8,949,275
Endeavour Group Ltd.	778,391	3,852,116
QBE Insurance Group Ltd.	829,019	6,796,927
Rio Tinto Ltd.	64,640	4,105,505
Woodside Energy Group Ltd.	287,252	6,672,438
Woolworths Group Ltd.	377,909	9,316,493
Total		49,809,283
Finland 2.8%
KONE OYJ, Class B	104,283	4,170,538
Sampo OYJ, Class A	198,822	8,994,773
Total		13,165,311
France 7.1%
Air Liquide SA	73,499	9,210,367
Bureau Veritas A	272,139	6,754,463
Legrand SA	90,119	6,520,533
Rubis SCA	131,910	3,109,590
Sanofi	99,961	8,171,796
Total		33,766,749
Germany 7.3%
Brenntag SE	134,171	8,797,257
Deutsche Post AG	222,484	8,120,472
Fielmann AG	118,504	4,403,785
GEA Group AG	130,468	4,538,566
SAP SE	103,023	8,774,406
Total		34,634,486
Hong Kong 4.8%
AIA Group Ltd.	812,200	7,814,368
ASMPT Ltd.	435,070	3,369,796
Power Assets Holdings Ltd.	991,569	5,930,780
VTech Holdings Ltd.	821,700	5,587,916
Total		22,702,860
Common Stocks (continued)
Issuer	Shares	Value ($)
Indonesia 2.0%
PT Bank Rakyat Indonesia Persero Tbk	16,913,700	4,939,293
PT Telekomunikasi Indonesia Persero Tbk	15,274,700	4,677,583
Total		9,616,876
Japan 13.7%
ABC-Mart, Inc.	181,400	7,297,152
Japan Tobacco, Inc.	891,668	15,107,915
KDDI Corp.	318,700	9,752,581
Mitsubishi Electric Corp.	1,020,800	10,320,435
Nabtesco Corp.	273,300	6,471,911
Nihon Kohden Corp.	350,400	8,002,312
Sumitomo Rubber Industries Ltd.	630,100	5,406,934
Toyota Tsusho Corp.	92,100	3,224,248
Total		65,583,488
Malaysia 3.1%
Axiata Group Bhd	7,334,600	4,973,857
Malayan Banking Bhd	4,864,800	9,732,026
Total		14,705,883
Netherlands 3.7%
Koninklijke Philips NV	133,630	2,219,327
Koninklijke Vopak NV	233,892	5,148,307
Shell PLC	198,628	5,257,292
Wolters Kluwer NV	50,853	4,973,060
Total		17,597,986
Norway 1.8%
Telenor ASA	787,898	8,621,967
Singapore 6.0%
ComfortDelGro Corp., Ltd.	6,948,500	7,003,001
Singapore Technologies Engineering Ltd.	1,268,900	3,381,304
Singapore Telecommunications Ltd.	5,227,707	9,814,274
United Overseas Bank Ltd.	445,302	8,683,146
Total		28,881,725
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Pyrford International Stock Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Sweden 1.4%
ASSA ABLOY AB, Class B	96,739	1,959,349
Atlas Copco AB, Class A	202,028	2,050,792
Essity AB, Class B	117,155	2,598,880
Total		6,609,021
Switzerland 11.3%
Geberit AG	5,026	2,322,241
Givaudan SA	781	2,491,840
Nestlé SA, Registered Shares	119,286	13,959,203
Novartis AG, Registered Shares	132,552	10,721,876
Roche Holding AG, Genusschein Shares	39,960	12,876,776
Schindler Holding AG	14,958	2,605,785
SGS SA, Registered Shares	1,409	3,102,877
Zurich Insurance Group AG	13,533	6,007,294
Total		54,087,892
Taiwan 2.8%
Advantech Co., Ltd.	244,000	2,602,994
Chunghwa Telecom Co., Ltd.	1,215,000	4,821,229
Merida Industry Co., Ltd.	89,000	647,445
Taiwan Semiconductor Manufacturing Co., Ltd.	314,000	5,140,116
Total		13,211,784
United Kingdom 16.5%
BP PLC	953,723	4,873,453
British American Tobacco PLC	221,367	8,866,355
Bunzl PLC	165,582	5,491,389
GSK PLC	360,683	5,765,527
Common Stocks (continued)
Issuer	Shares	Value ($)
Haleon PLC(a)	450,854	1,355,745
IMI PLC	253,123	3,366,606
Imperial Brands PLC	300,333	6,604,875
Legal & General Group PLC	3,153,324	9,236,302
National Grid PLC	665,745	8,289,755
Reckitt Benckiser Group PLC	106,850	8,244,717
Unilever PLC	217,009	9,881,398
Vodafone Group PLC	4,965,816	6,648,494
Total		78,624,616
Total Common Stocks (Cost $417,183,264)		451,619,927

Preferred Stocks 1.6%
Issuer	Shares	Value ($)
Germany 1.6%
Fuchs Petrolub SE	282,391	7,642,532
Total Preferred Stocks (Cost $9,620,711)		7,642,532

Money Market Funds 2.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.366%(b),(c)	13,351,487	13,344,812
Total Money Market Funds (Cost $13,343,501)		13,344,812
Total Investments in Securities (Cost $440,147,476)		472,607,271
Other Assets & Liabilities, Net		4,436,362
Net Assets		$477,043,633

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Pyrford International Stock Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
August 31, 2022
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
BMO Government Money Market Fund, Premier Class†
	33,935,545	83,811,441	(117,746,986)	—	—	—	799	—
Columbia Short-Term Cash Fund, 2.366%
	—	183,670,123	(170,326,622)	1,311	13,344,812	(4,398)	78,713	13,351,487
Total	33,935,545			1,311	13,344,812	(4,398)	79,512

†	Issuer was not an affiliate at the end of period.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Pyrford International Stock Fund | Annual Report 2022

Portfolio of Investments  (continued)
August 31, 2022
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	49,809,283	—	49,809,283
Finland	—	13,165,311	—	13,165,311
France	—	33,766,749	—	33,766,749
Germany	—	34,634,486	—	34,634,486
Hong Kong	—	22,702,860	—	22,702,860
Indonesia	—	9,616,876	—	9,616,876
Japan	—	65,583,488	—	65,583,488
Malaysia	—	14,705,883	—	14,705,883
Netherlands	—	17,597,986	—	17,597,986
Norway	—	8,621,967	—	8,621,967
Singapore	—	28,881,725	—	28,881,725
Sweden	—	6,609,021	—	6,609,021
Switzerland	—	54,087,892	—	54,087,892
Taiwan	—	13,211,784	—	13,211,784
United Kingdom	—	78,624,616	—	78,624,616
Total Common Stocks	—	451,619,927	—	451,619,927
Preferred Stocks
Germany	—	7,642,532	—	7,642,532
Total Preferred Stocks	—	7,642,532	—	7,642,532
Money Market Funds	13,344,812	—	—	13,344,812
Total Investments in Securities	13,344,812	459,262,459	—	472,607,271
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Pyrford International Stock Fund | Annual Report 2022	11

Statement of Assets and Liabilities
August 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $426,803,975)	$459,262,459
Affiliated issuers (cost $13,343,501)	13,344,812
Foreign currency (cost $3)	3
Receivable for:
Capital shares sold	2,315
Dividends	1,804,358
Foreign tax reclaims	2,816,156
Expense reimbursement due from Investment Manager	2,923
Prepaid expenses	4,475
Other assets	49,496
Total assets	477,286,997
Liabilities
Payable for:
Capital shares purchased	52,996
Management services fees	11,355
Distribution and/or service fees	12
Transfer agent fees	97,725
Compensation of board members	6,228
Audit fees	21,500
Custodian fees	48,813
Other expenses	4,735
Total liabilities	243,364
Net assets applicable to outstanding capital stock	$477,043,633
Represented by
Paid in capital	442,386,865
Total distributable earnings (loss)	34,656,768
Total - representing net assets applicable to outstanding capital stock	$477,043,633
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Pyrford International Stock Fund | Annual Report 2022

Statement of Assets and Liabilities  (continued)
August 31, 2022
Class A
Net assets	$1,686,382
Shares outstanding	130,957
Net asset value per share	$12.88
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.67
Advisor Class
Net assets	$324,963,112
Shares outstanding	25,821,644
Net asset value per share	$12.58
Class C
Net assets	$2,196
Shares outstanding	173
Net asset value per share(a)	$12.67
Institutional Class
Net assets	$1,256,249
Shares outstanding	100,924
Net asset value per share	$12.45
Institutional 2 Class
Net assets	$39,673,829
Shares outstanding	3,186,247
Net asset value per share	$12.45
Institutional 3 Class
Net assets	$109,459,661
Shares outstanding	8,687,900
Net asset value per share	$12.60
Class R
Net assets	$2,204
Shares outstanding	173
Net asset value per share(a)	$12.71

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Pyrford International Stock Fund | Annual Report 2022	13

Statement of Operations
Year Ended August 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$24,627,596
Dividends — affiliated issuers	79,512
Interfund lending	41
Income from securities lending — net	35,294
Foreign taxes withheld	(1,964,531)
Total income	22,777,912
Expenses:
Management services fees	5,257,845
Distribution and/or service fees
Class A	4,757
Class C(a)	17
Class R(a)	8
Transfer agent fees
Class A	1,573
Advisor Class	345,033
Class C(a)	1
Institutional Class(a)	167
Institutional 2 Class(a)	1,293
Institutional 3 Class	16,850
Class R(a)	1
Administration fees	198,702
Compensation of board members	47,725
Custodian fees	133,176
Registration fees	86,758
Audit fees	42,019
Legal fees	15,518
Interest on interfund lending	195
Compensation of chief compliance officer	112
Other	82,790
Total expenses	6,234,540
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(805,129)
Total net expenses	5,429,411
Net investment income	17,348,501
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	8,626,298
Investments — affiliated issuers	(4,398)
Foreign currency translations	(363,773)
Net realized gain	8,258,127
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(117,059,093)
Investments — affiliated issuers	1,311
Foreign currency translations	(274,465)
Net change in unrealized appreciation (depreciation)	(117,332,247)
Net realized and unrealized loss	(109,074,120)
Net decrease in net assets resulting from operations	$(91,725,619)

(a)	Class C, Institutional Class, Institutional 2 Class, and Class R shares are based on operations from December 15, 2021 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Pyrford International Stock Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended August 31, 2022	Year Ended August 31, 2021
Operations
Net investment income	$17,348,501	$21,027,865
Net realized gain	8,258,127	15,397,838
Net change in unrealized appreciation (depreciation)	(117,332,247)	81,529,297
Net increase (decrease) in net assets resulting from operations	(91,725,619)	117,955,000
Distributions to shareholders
Net investment income and net realized gains
Class A	(55,459)	(29,628)
Advisor Class	(15,466,525)	(9,953,693)
Institutional 3 Class	(8,840,663)	(5,751,129)
Total distributions to shareholders	(24,362,647)	(15,734,450)
Decrease in net assets from capital stock activity	(168,031,905)	(36,044,416)
Redemption fees	10	320
Total increase (decrease) in net assets	(284,120,161)	66,176,454
Net assets at beginning of year	761,163,794	694,987,340
Net assets at end of year	$477,043,633	$761,163,794
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Pyrford International Stock Fund | Annual Report 2022	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2022 (a)		August 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	16,215	239,949	8,736	134,879
Distributions reinvested	3,688	53,915	2,032	28,673
Redemptions	(16,412)	(230,422)	(17,232)	(244,656)
Net increase (decrease)	3,491	63,442	(6,464)	(81,104)
Advisor Class
Subscriptions	2,682,236	38,124,461	6,140,889	86,990,056
Distributions reinvested	975,399	13,918,949	628,228	8,650,698
Redemptions	(9,773,907)	(135,441,338)	(9,665,791)	(138,299,618)
Net decrease	(6,116,272)	(83,397,928)	(2,896,674)	(42,658,864)
Class C
Subscriptions	173	2,500	—	—
Net increase	173	2,500	—	—
Institutional Class
Subscriptions	104,939	1,415,111	—	—
Redemptions	(4,015)	(51,336)	—	—
Net increase	100,924	1,363,775	—	—
Institutional 2 Class
Subscriptions	3,241,704	41,713,761	—	—
Redemptions	(55,457)	(738,302)	—	—
Net increase	3,186,247	40,975,459	—	—
Institutional 3 Class
Subscriptions	1,345,251	18,944,248	2,547,709	34,913,221
Distributions reinvested	619,048	8,833,813	417,621	5,750,643
Redemptions	(11,135,983)	(154,819,714)	(2,400,994)	(33,968,312)
Net increase (decrease)	(9,171,684)	(127,041,653)	564,336	6,695,552
Class R
Subscriptions	173	2,500	—	—
Net increase	173	2,500	—	—
Total net decrease	(11,996,948)	(168,031,905)	(2,338,802)	(36,044,416)

(a)	Class C, Institutional Class, Institutional 2 Class, and Class R shares are based on operations from December 15, 2021 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Pyrford International Stock Fund | Annual Report 2022

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Columbia Pyrford International Stock Fund | Annual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2022 and thereafter, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2022	$15.58	0.36	(2.61)	(2.25)	(0.36)	(0.09)	(0.45)
Year Ended 8/31/2021(e),(f)	$13.56	0.37	1.89	2.26	(0.24)	—	(0.24)
Year Ended 8/31/2020(e),(f)	$13.08	0.26	0.54	0.80	(0.32)	—	(0.32)
Year Ended 8/31/2019(f)	$13.43	0.32	(0.34)	(0.02)	(0.33)	—	(0.33)
Year Ended 8/31/2018(f)	$13.16	(0.09)	0.36	0.27	—	—	—
Advisor Class
Year Ended 8/31/2022	$15.24	0.37	(2.55)	(2.18)	(0.39)	(0.09)	(0.48)
Year Ended 8/31/2021(e),(f)	$13.29	0.40	1.85	2.25	(0.30)	—	(0.30)
Year Ended 8/31/2020(e),(f)	$12.84	0.31	0.51	0.82	(0.37)	—	(0.37)
Year Ended 8/31/2019(f)	$13.18	0.33	(0.33)	0.00(g)	(0.34)	—	(0.34)
Year Ended 8/31/2018(f)	$13.21	0.37	(0.06)	0.31	(0.34)	—	(0.34)
Class C
Year Ended 8/31/2022(h)	$14.42	0.24	(1.99)	(1.75)	—	—	—
Institutional Class
Year Ended 8/31/2022(h)	$14.07	0.27	(1.89)	(1.62)	—	—	—
Institutional 2 Class
Year Ended 8/31/2022(h)	$14.07	0.28	(1.90)	(1.62)	—	—	—
Institutional 3 Class
Year Ended 8/31/2022(f)	$15.26	0.39	(2.55)	(2.16)	(0.41)	(0.09)	(0.50)
Year Ended 8/31/2021(e),(f)	$13.31	0.43	1.84	2.27	(0.32)	—	(0.32)
Year Ended 8/31/2020(e),(f)	$12.86	0.34	0.50	0.84	(0.39)	—	(0.39)
Year Ended 8/31/2019(f)	$13.20	0.34	(0.31)	0.03	(0.37)	—	(0.37)
Year Ended 8/31/2018(f)	$13.22	0.35	(0.01)	0.34	(0.36)	—	(0.36)
Class R
Year Ended 8/31/2022(h)	$14.42	0.29	(2.00)	(1.71)	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by BMO Asset Management Corp, and certain of its affiliates, if applicable, for the account periods prior to the closing of the Reorganization, which occurred on December 10, 2021.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Net investment income (loss) per share calculated using the average shares method.
(f)	Redemption fees consisted of per share amounts less than $0.01.
(g)	Rounds to zero.
(h)	Class C, Institutional Class, Institutional 2 Class and Class R shares commenced operations on December 15, 2021. Per share data and total return reflect activity from that date.
(i)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Pyrford International Stock Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b),(c)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2022	$12.88	(14.81%)	1.29%(d)	1.12%(d)	2.51%	17%	$1,686
Year Ended 8/31/2021(e),(f)	$15.58	16.83%	1.20%	1.19%	2.54%	13%	$1,986
Year Ended 8/31/2020(e),(f)	$13.56	6.11%	1.20%	1.19%	1.95%	28%	$1,816
Year Ended 8/31/2019(f)	$13.08	0.04%	1.21%	1.19%	2.32%	16%	$4,621
Year Ended 8/31/2018(f)	$13.43	2.05%	1.20%	1.18%	2.88%	20%	$6,037
Advisor Class
Year Ended 8/31/2022	$12.58	(14.68%)	1.04%(d)	0.88%(d)	2.65%	17%	$324,963
Year Ended 8/31/2021(e),(f)	$15.24	17.18%	0.95%	0.94%	2.78%	13%	$486,673
Year Ended 8/31/2020(e),(f)	$13.29	6.38%	0.95%	0.94%	2.40%	28%	$463,023
Year Ended 8/31/2019(f)	$12.84	0.25%	0.96%	0.94%	2.71%	16%	$486,114
Year Ended 8/31/2018(f)	$13.18	2.34%	0.96%	0.94%	2.41%	20%	$485,053
Class C
Year Ended 8/31/2022(h)	$12.67	(12.14%)	2.03%(d),(i)	1.85%(d),(i)	2.36%(i)	17%	$2
Institutional Class
Year Ended 8/31/2022(h)	$12.45	(11.51%)	1.03%(d),(i)	0.85%(d),(i)	3.00%(i)	17%	$1,256
Institutional 2 Class
Year Ended 8/31/2022(h)	$12.45	(11.51%)	0.92%(d),(i)	0.75%(d),(i)	3.12%(i)	17%	$39,674
Institutional 3 Class
Year Ended 8/31/2022(f)	$12.60	(14.53%)	0.88%(d)	0.75%(d)	2.74%	17%	$109,460
Year Ended 8/31/2021(e),(f)	$15.26	17.31%	0.80%	0.79%	2.99%	13%	$272,505
Year Ended 8/31/2020(e),(f)	$13.31	6.54%	0.80%	0.79%	2.65%	28%	$230,148
Year Ended 8/31/2019(f)	$12.86	0.44%	0.81%	0.79%	2.86%	16%	$163,829
Year Ended 8/31/2018(f)	$13.20	2.55%	0.81%	0.79%	3.32%	20%	$155,368
Class R
Year Ended 8/31/2022(h)	$12.71	(11.86%)	1.53%(d),(i)	1.35%(d),(i)	2.87%(i)	17%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Pyrford International Stock Fund | Annual Report 2022	19

Notes to Financial Statements
August 31, 2022
Note 1. Organization
Columbia Pyrford International Stock Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund was formed for the purposes of acquiring the assets of BMO Pyrford International Stock Fund (the Predecessor Fund), a series of BMO Funds, Inc. (the Predecessor Company). The Fund commenced operations as of December 10, 2021 (the Closing Date), upon the Fund’s acquisition of the assets of the Predecessor Fund (the Reorganization). The Predecessor Fund is considered the accounting survivor of the Reorganization, and accordingly, certain financial history of the Predecessor Fund is included in these financial statements. See  Note 9 for more information about the Reorganization.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. In connection with the Reorganization, the Fund issued and delivered to shareholders of the Predecessor Fund, in exchange for the net assets attributable to each class of its shares, shares of a corresponding class of shares as of the Closing Date. Specifically, shareholders of Advisor Class, Institutional Class and Class R6 of the Predecessor Fund received shares of Class A, Advisor Class and Institutional 3 Class shares, respectively, of the Fund, in proportion to their holdings of such class of shares of the Predecessor Fund. Accordingly, Class A, Advisor Class and Institutional 3 Class shares of the Fund commenced operations on the Closing Date. Class C, Institutional Class, Institutional 2 Class and Class R shares of the Fund commenced operations on December 15, 2021.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the
20	Columbia Pyrford International Stock Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Redemption Fees
The Predecessor Fund imposed a 2% redemption fee on shares held for 30 days or less. All redemption fees are recorded by the Fund as paid-in-capital and stated separately in the Statement of Changes.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Securities Lending
The Predecessor Fund participated in a security lending program, providing for the lending of corporate bonds, equity, and government securities to qualified brokers, in exchange for the opportunity to earn additional income for participating. State Street Bank & Trust Company served as the securities lending agent for the program. The net securities lending income earned as of August 31, 2022 by the Fund is included in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Columbia Pyrford International Stock Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
August 31, 2022
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
22	Columbia Pyrford International Stock Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Note 3. Fees and other transactions with affiliates
Management service fees
Effective upon the Closing Date, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.62% as the Fund’s net assets increase. Prior to the Closing Date, BMO Asset Management Corp. (the Predecessor Fund’s Adviser) provided investment advisory services to the Predecessor Fund. The Predecessor Fund paid a percentage of the Predecessor Fund’s daily net assets that ranged from 0.735% to 0.560% to the Predecessor Fund’s Adviser for investment advisory fees. The increase in the current management services fee is related to inclusion of the administrative portion of the management services fee, while the Predecessor Fund had been charged an administrative fee separately, equal to an annual rate of 0.15% of the Predecessor Fund’s daily net assets. The effective management services fee rate for the year ended August 31, 2022 was 0.81% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Pyrford International Ltd (Pyrford) to serve as the subadviser to the Fund. Pyrford is an affiliate of the Investment Manager. The Investment Manager compensates Pyrford to manage the investment of the Fund’s assets.
Compensation of board members
Effective upon the Closing Date, members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations. Prior to the Closing Date, each independent director of the Predecessor Fund was paid an aggregate retainer, which is included in "Compensation of board members" in the Statement of Operations. Neither the Predecessor Fund’s Adviser nor the Predecessor Fund maintained any deferred compensation, pension or retirement plans, and no pension or retirement benefits were assumed by the Fund in the Reorganization.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. Effective upon the Closing Date, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets, as disclosed in the Statement of Operations.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund, effective upon the Closing Date. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Pyrford International Stock Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
August 31, 2022
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the period from the Closing Date through August 31, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.01
Institutional 3 Class	0.01
Class R	0.11
Effective upon the Closing Date, an annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2022, no minimum account balance fees were charged by the Fund.
Distribution and service fees
Effective upon the Closing Date, the Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
Prior to the Closing Date, the Predecessor Fund was subject to a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan authorized payments by the Predecessor Fund to finance activities intended to result in the sale of its Advisor Class shares. The Plan provided that the Predecessor Fund may have incurred distribution expenses of up to 0.25% of the average daily net assets of the Predecessor Fund’s Advisor Class shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended August 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	1,018
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
24	Columbia Pyrford International Stock Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
Effective upon the Closing Date, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through December 31, 2023
Class A	1.17%
Advisor Class	0.92
Class C	1.92
Institutional Class	0.92
Institutional 2 Class	0.81
Institutional 3 Class	0.75
Class R	1.42
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Prior to the Closing Date, the Predecessor Fund’s Adviser agreed to waive or reduce its investment advisory fee or reimburse expenses of the Predecessor Fund to the extent necessary to prevent class-specific total annual operating expenses (excluding taxes, dividend and interest expense, brokerage commissions, other investment related costs, acquired fund fees and expenses and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a fund’s business) from exceeding 1.19%, 0.94% and 0.79% for Advisor Class, Institutional Class and Class R6 shares, respectively. In connection with the Reorganization, Class A, Advisor Class and Institutional 3 Class shares of the Fund were issued to shareholders of Advisor Class, Institutional Class and Class R6, respectively, of the Predecessor Fund, in proportion to their holdings of such class of shares of the Predecessor Fund.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, post-October capital losses, trustees’ deferred compensation, foreign currency transactions, re-characterization of distributions for investments and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
Columbia Pyrford International Stock Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
August 31, 2022
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(929,824)	929,826	(2)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2022			Year Ended August 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
20,753,308	3,609,339	24,362,647	15,734,450	—	15,734,450
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
14,377,966	—	—	22,147,365
At August 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
450,459,906	74,207,156	(52,059,791)	22,147,365
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	3,359,215
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
—	1,689,402
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
26	Columbia Pyrford International Stock Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $107,617,102 and $278,881,786, respectively, for the year ended August 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Transactions to realign the portfolio for the Fund following the Reorganization as described in  Note 9 are excluded for purposes of calculating the Fund’s portfolio turnover rate. These repositioning transactions amounted to cost of purchases and proceeds from sales of $7,584,841 and $3,194,143, respectively.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes, effective upon the Closing Date. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Prior to the Closing Date, the Predecessor Fund participated in an interfund lending program that allowed the Predecessor Fund to borrow cash from certain BMO Money Market Funds, each a series of the Predecessor Company, for temporary purposes.
The Fund’s activity in the Interfund Program during the year ended August 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,905,775	0.63	4
Lender	350,000	2.10	2
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2022.
Note 8. Line of credit
Pursuant to a March 1, 2022, amendment and restatement, the Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the
Columbia Pyrford International Stock Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
August 31, 2022
overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the Closing Date, the Predecessor Fund participated in a $25 million unsecured, committed revolving line of credit agreement with State Street Bank and Trust Company. The line of credit was made available for extraordinary or emergency purposes, primarily for funding redemption payments. The Predecessor Fund was charged interest at a rate that was the higher of the Federal Funds Rate or Overnight Bank Funding Rate plus 1.25%. A commitment fee of 0.20% per annum was charged on the daily unused portion with no administrative fee.
The Fund and the Predecessor Fund had no borrowings during the year ended August 31, 2022.
Note 9. Fund reorganization
Effective after the close of business on December 10, 2021, Columbia Pyrford International Stock Fund acquired all of the assets and assumed the identified liabilities of BMO Pyrford International Stock Fund, a series of BMO Funds, Inc., in exchange for shares of the Fund and the Fund’s assumption of (i) liabilities and obligations of the Predecessor Fund reflected in the Statement of Assets and Liabilities prepared as of the close of regular trading on the New York Stock Exchange on the Closing Date in accordance with GAAP and (ii) any obligation of the Predecessor Fund to indemnify the members of the Board of Directors of the Predecessor Company under the Predecessor Company’s Articles of Incorporation and By-Laws. The Predecessor Fund is considered the accounting and performance survivor of the Reorganization. Accordingly, the Fund adopted the performance and financial history of the Predecessor Fund. The Board of Directors of the Predecessor Company approved agreements and plans of reorganization providing for the Reorganization at a meeting held in August 2021 and shareholders of the Predecessor Fund approved the Reorganization at a meeting held on November 23, 2021. The purpose of the Reorganization was to combine two funds with comparable investment objectives and strategies.
The Reorganization was accomplished by a tax-free exchange in which Predecessor Fund shareholders were issued shares of the Fund that were equal in aggregate net asset value to the shares of the Predecessor Fund that those shareholders held immediately prior to the effective time of the Reorganization.
The Predecessor Fund exchanged 50,775,843 shares valued at $725,840,979 (including $114,807,715 of unrealized appreciation/(depreciation)) in the Reorganization.
In connection with the Reorganization, Columbia Pyrford International Stock Fund issued the following number of shares:
Shares
Class A	127,842
Advisor Class	32,519,865
Institutional 3 Class	18,128,136
For financial reporting purposes, net assets received from the Predecessor Fund, and shares issued by Columbia Pyrford International Stock Fund were recorded at fair value. The Predecessor Fund’s cost of investments was carried forward.
Assuming the Reorganization had taken place on September 1, 2021 (the beginning of the fiscal year for the Fund and the Predecessor Fund), and because Columbia Pyrford International Stock Fund was newly organized with no investment operations prior to the Reorganization, the pro forma results of operations for the year ended August 31, 2022 are approximately equal to the amounts reported in the Statement of Operations.
Note 10. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may
28	Columbia Pyrford International Stock Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, whether in the public or private sector, significant debt problems of a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The departure of the United Kingdom (UK) from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the
Columbia Pyrford International Stock Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
August 31, 2022
Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At August 31, 2022, two unaffiliated shareholders of record owned 43.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
30	Columbia Pyrford International Stock Fund | Annual Report 2022

Notes to Financial Statements  (continued)
August 31, 2022
Note 12. Change in Independent Registered Public Accounting Firm
At a meeting held on November 23, 2021, the Board of Trustees of Columbia Funds Series Trust II, upon recommendation of the Audit Committee, approved the appointment of Cohen & Company, Ltd. (Cohen) as the independent registered public accounting firm for the Fund. Effective November 10, 2021 (the Dismissal Date), in connection with the reorganization of the Predecessor Fund with and into the Fund, wherein the Predecessor Fund is the accounting survivor, KPMG, LLP (KPMG) was dismissed as the independent registered public accounting firm for the Predecessor Fund.
KPMG’s reports on the financial statements of the Predecessor Fund as of and for the fiscal years ended August 31, 2021 and August 31, 2020 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years and through the Dismissal Date, there were no: (1) disagreements between the Predecessor Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Predecessor Fund’s financial statements for such periods, or (2) reportable events as defined under the Securities Exchange Act of 1934, as amended.
Note 13. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Pyrford International Stock Fund | Annual Report 2022	31

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of Columbia Pyrford International Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Columbia Pyrford International Stock Fund, a series of Columbia Funds Series Trust II (the “Fund”) as of August 31, 2022, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
The Fund’s financial statements and financial highlights for the years ended August 31, 2021, and prior, were audited by other auditors whose report dated October 27, 2021 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.
We have served as the Fund’s auditor since 2021.
/s/COHEN & COMPANY, LTD.
Cleveland, Ohio
October 25, 2022
32	Columbia Pyrford International Stock Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
94.69%	$3,789,806	$1,964,531	$0.05	$23,840,995	$0.63
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Pyrford International Stock Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
34	Columbia Pyrford International Stock Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Columbia Pyrford International Stock Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
36	Columbia Pyrford International Stock Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Pyrford International Stock Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
38	Columbia Pyrford International Stock Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period December 10, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Pyrford International Stock Fund | Annual Report 2022	39

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Pyrford International Stock Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a subadvisory agreement between the Investment Manager and Pyrford International Ltd (Pyrford), Pyrford provides portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. (The Board, at its August 16, 2021 Board meeting, approved the engagement of Pyrford as the subadviser to the Fund for an initial two-year term). At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
40	Columbia Pyrford International Stock Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of its peers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Pyrford International Stock Fund | Annual Report 2022	41

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
42	Columbia Pyrford International Stock Fund | Annual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Pyrford International Stock Fund | Annual Report 2022	43

Columbia Pyrford International Stock Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN319_08_M01_(10/22)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2022 and August 31, 2021 are approximately as follows:

2022	2021
$31,300	$29,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2022 and August 31, 2021 are approximately as follows:

2022	2021
$0	$0

Audit-Related Fees, if any, include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended August 31, 2022 and August 31, 2021, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2022 and August 31, 2021 are approximately as follows:

2022	2021
$78,900	$13,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year  2021 also include Tax Fees for foreign tax filings.

During the fiscal years ended August 31, 2022 and August 31, 2021, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2022 and August 31, 2021 are approximately as follows:

2022	2021
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2022 and August 31, 2021 are approximately as follows:

2022	2021
$535,000	$520,000

In fiscal years 2022 and 2021, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2022 and August 31, 2021 are approximately as follows:

2022	2021
$613,900	$532,900

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(c)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(d)

There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust II
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	October 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	October 25, 2022
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	October 25, 2022
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	October 25, 2022